SECURITIES ACT FILE NO. 33-52742
INVESTMENT COMPANY ACT FILE NO. 811-7238

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 49	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 51	☑
SUNAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
1 SunAmerica Center
Los Angeles, California 90067-6022
(Address of Principal Executive Offices) (Zip Code)
(800.858.8850)
(Registrant’s Telephone Number, including area code)
Nori L. Gabert, Esq.
Vice President and Deputy General Counsel
SunAmerica Asset Management Corp.
2929 Allen Parkway, A28-40
Houston, Texas 77019
(Name and Address for Agent for Service)
Copy to:
Mallary Reznik, Esq.
SAFG Retirement Services, Inc.
1 SunAmerica Center, Century City
Los Angeles, California 90067-6022
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
It is proposed that this filing will become effective (check appropriate box):
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 2, 2011, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on(date), pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 2, 2011
SUNAMERICA SERIES TRUST
(Class 1, Class 2 and Class 3 Shares)
Aggressive Growth Portfolio
Alliance Growth Portfolio
Balanced Portfolio
Blue Chip Growth Portfolio
Capital Growth Portfolio
Cash Management Portfolio
Corporate Bond Portfolio
Davis Venture Value Portfolio
“Dogs” of Wall Street Portfolio
Emerging Markets Portfolio
Equity Index Portfolio
Equity Opportunities Portfolio
Foreign Value Portfolio
Fundamental Growth Portfolio
Global Bond Portfolio
Global Equities Portfolio
Growth-Income Portfolio
Growth Opportunities Portfolio
High-Yield Bond Portfolio
International Diversified Equities Portfolio
International Growth and Income Portfolio
Marsico Focused Growth Portfolio
MFS® Massachusetts Investors Trust Portfolio
MFS® Total Return Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
Small & Mid Cap Value Portfolio
Small Company Value Portfolio
Technology Portfolio
Telecom Utility Portfolio
Total Return Bond Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Portfolio Summary: Aggressive Growth Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.16%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.91%	1.05%	1.15%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$93	$290	$504	$1,120
Class 2 Shares	107	334	579	1,283
Class 3 Shares	117	365	633	1,398
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.
The Portfolio invests principally in equity securities of small and mid-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The subadviser may engage in frequent and active trading of portfolio securities.
The subadviser’s management team distinctly differentiates its investment process through the following five main tenets:

•	Research designed to “Surround the Company.” The team employs a rigorous bottom-up research process to identify solid investments.

•	Research companies across the market cap spectrum to develop unique fundamental insights. The investment team manages large cap, mid cap, and small- to-mid cap strategies.

•	Analysis of current balance sheet to understand future earnings. Financial analysis focuses equally on a company’s income statement and its balance sheet.

•	Disciplined management of valuation targets. The team establishes near-term and long-term price targets for each holding in the portfolio.

•	Construct a portfolio to balance return vs. risk. The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (“ADRs”).
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. , In addition, foreign securities may not be as liquid as domestic securities.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Wells Capital Management Incorporated (“Wells Capital”) assumed subadvisory duties of the Portfolio on July 20, 2009. Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2011 was 6.67%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	21.18%	-1.89%	-2.67%	N/A	N/A
Class 2 Shares	21.03%	-2.05%	N/A	-0.56%	N/A
Class 3 Shares	20.89%	-2.15%	N/A	N/A	4.62%
Russell Midcap® Growth Index	26.38%	4.88%	3.12%	5.55%	12.06%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Thomas Pence, CFA	2011	Managing Director and
		Senior Portfolio Manager
Michael Smith, CFA	2011	Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.62%	0.62%	0.62%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.70%	0.85%	0.95%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$72	$224	$390	$871
Class 2 Shares	87	271	471	1,049
Class 3 Shares	97	303	525	1,166
The Example does not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.
The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that the subadviser deems to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.
The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 6.94%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	10.22%	1.25%	-0.04%	N/A	N/A
Class 2 Shares	10.05%	1.10%	N/A	1.44%	N/A
Class 3 Shares	9.96%	1.00%	N/A	N/A	6.08%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Scott Wallace	2001	Senior Vice President and
		Large Cap Growth
		Portfolio Manager
David F. Randell	2007	Senior Vice President and
		US Large Cap Growth
		Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio
Investment Goal
The Portfolio’s investment goal is conservation of principal and capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.67%	0.67%	0.67%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.83%	0.98%	1.08%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$85	$265	$460	$1,025
Class 2 Shares	100	312	542	1,201
Class 3 Shares	110	343	595	1,317
The Example does not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.
The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.
The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio
affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 3.76%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	11.83%	3.73%	1.04%	N/A	N/A
Class 2 Shares	11.62%	3.58%	N/A	2.13%	N/A
Class 3 Shares	11.62%	3.48%	N/A	N/A	4.80%
Russell 1000® Index	16.10%	2.59%	1.83%	2.96%	8.02%
S&P 500®Index	15.06%	2.29%	1.41%	2.46%	7.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.83%	5.71%	5.02%
Blended Index	12.43%	4.18%	3.66%	4.27%	6.99%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Patrik Jakobson	2006	Managing Director and Senior
		Portfolio Manager in the US Global
		Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager
		in the Global Multi-Asset Group
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.24%	0.24%	0.23%
Total Annual Portfolio Operating Expenses	0.94%	1.09%	1.18%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$96	$300	$520	$1,155
Class 2 Shares	111	347	601	1,329
Class 3 Shares	120	375	649	1,432
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment of the Portfolio
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. “Blue chip” represents common stocks of nationally known companies that are well-established in their respective industries. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.
The adviser believes that superior returns can be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the adviser searches for companies that demonstrate the following characteristics:
•	Market leaders with competitive advantages

•	Solid revenue growth

•	Consistent double-digit earnings growth in varying types of economic environments

•	Opportunity for multiple expansion

•	Strong management team
The adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock
SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the period shown in the bar chart, the highest return for a quarter was 14.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.50%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since Inception	Since Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	12.39%	2.68%	-1.40%	N/A	N/A
Class 2 Shares	12.42%	2.53%	N/A	0.21%	N/A
Class 3 Shares	12.20%	2.41%	N/A	N/A	5.44%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp.
Portfolio Manager

	Portfolio Manager of the
Name	Portfolio Since	Title
John Massey	2006	Senior Vice President and
		Senior Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.89%	0.89%	0.89%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.09%	1.24%	1.34%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$111	$347	$601	$1,329
Class 2 Shares	126	393	681	1,500
Class 3 Shares	136	425	734	1,613
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term. Equity investments include common stocks, convertible securities, warrants and rights.
The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities (including emerging market securities), although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks, registered investment companies, including exchange-traded funds (ETFs), and may invest significantly in technology companies.
The Portfolio invests mainly in common stocks of “growth companies,” that the subadviser believes may appreciate in value over the long term.
The subadviser looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Portfolio among industries and market sectors, the subadviser focuses on a number of factors that may vary in particular cases and over time. The subadviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the subadviser looks for:
•	companies in business that have above-average growth potential;
•	companies with growth rates that the portfolio managers believe are sustainable over time; and

•	stocks with reasonable valuations relative to their growth potential.
The allocation of the Portfolio’s assets among different investments will vary over time based upon the subadviser’s evaluation of economic and market trends. The Portfolio may sell the stock of companies that the subadviser believes no longer meet the above criteria, but is not required to do so.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that
SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio
the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.
SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.85% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.48% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.65%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since Inception	Since Inception
	1	5	10	Class 2	Class 3
	Year	Year	Years	(7/9/01)	(9/30/02)
Class 1 Shares	9.26%	2.65%	-1/06%	N/A	N/A
Class 2 Shares	9.09%	2.49%	N/A	0.68%	N/A
Class 3 Shares	9.01%	2.39%	N/A	N/A	7.02%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.
Portfolio Manager

	Portfolio Manager of
Name	the Portfolio Since	Title
Julie Van Cleave, CFA	2010	Vice President and Senior Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio
Investment Goal
The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.45%	0.45%	0.45%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.52%	0.67%	0.77%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$53	$167	$291	$653
Class 2 Shares	68	214	373	835
Class 3 Shares	79	246	428	954
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.
The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.
The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.
The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.
The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Money Market Securities. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio
rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Concentration Risk. The Portfolio may invest more than 25% of its assets in U.S. Dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ended September 30, 2006) and the lowest return for a quarter was -0.09% (quarter ended December 31, 2010). The year to date calendar return as of March 31, 2011 was -0.09%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	-0.28%	2.01%	1.93%	N/A	N/A
Class 2 Shares	-0.37%	1.85%	N/A	1.65%	N/A
Class 3 Shares	-0.47%	1.76%	N/A	N/A	1.52%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC).
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Dale Albright. CFA	2008	Managing Director
Michelle Moller	2010	Director
Karyn Corridan, CFA	2010	Vice President
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio
Investment Goal
The Portfolio’s investment goal is high total return with only moderate price risk.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.52%	0.52%	0.52%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.59%	0.74%	0.84%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$60	$189	$329	$738
Class 2 Shares	76	237	411	918
Class 3 Shares	86	268	466	1,037
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed-income security.
The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.” The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.
The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.
The Portfolio may use derivative contracts to implement elements of its investment strategy in an attempt to: manage duration of the Portfolio, gain exposure to certain indices, currencies and interest rates based on anticipated changes in the volatility of Portfolio assets, obtain premiums or realize gains from the trading of a derivative instrument, or hedge against potential losses in the Portfolio. Such derivatives may include: interest rate futures and interest rate options (up to 10% of net assets); credit default swaps (“CDX-swaps”) and credit linked notes (up to 10% of net assets, with no more than 5% in CDX-Swaps); and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals.
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio
If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Credit Index and a Blended Index. The Blended Index consists of 75% Barclays Capital U.S. Credit Index and 25% the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2011 was 2.16%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	10.93%	8.40%	7.74%	N/A	N/A
Class 2 Shares	10.79%	8.23%	N/A	7.54%	N/A
Class 3 Shares	10.75%	8.13%	N/A	N/A	7.70%
Barclays Capital U.S. Credit Index	8.47%	5.98%	6.55%	6.27%	5.80%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	14.94%	8.90%	9.01%	8.96%	11.18%
Blended Index	10.10%	6.82%	7.24%	6.88%	7.20%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Federated Investment Management Company.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Brian S. Ruffner	2009	Vice President and Senior Investment Analyst
Joseph M. Balestrino	1996	Senior Vice President and Senior Portfolio Manager
Mark E. Durbiano	1996	Senior Vice President and Senior Portfolio Manager
Christopher J. Smith	2000	Senior Vice President and Senior Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio
Investment Goal
The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.72%	0.72%	0.72%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.79%	0.94%	1.04%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$81	$252	$439	$978
Class 2 Shares	96	300	520	1,155
Class 3 Shares	106	331	574	1,271
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).
The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidenced by a proven track record, significant alignment of interests in business, and intelligent application of capital;

•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and

•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.
The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio
negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.61%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	12.16%	2.44%	3.36%	N/A	N/A
Class 2 Shares	11.99%	2.29%	N/A	4.47%	N/A
Class 3 Shares	11.92%	2.19%	N/A	N/A	8.55%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	7.51%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Christopher C. Davis	2000	Portfolio Manager
Kenneth C. Feinberg	2000	Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio
Investment Goal
The Portfolio’s investment goal is total return (including capital appreciation and current income).
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.78%	0.93%	1.03%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$80	$249	$433	$966
Class 2 Shares	95	296	515	1,143
Class 3 Shares	105	328	569	1,259
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.
The Portfolio employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average (“DJIA”) and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
The first 10 stocks represent the 10 highest yielding common stocks in the DJIA. This is popularly known as the “Dogs of the Dow” theory and was popularized in the early 1990’s. The strategy seeks to capitalize on relative undervaluation as defined by dividend yield. In an attempt to minimize volatility and maximize performance, the adviser has expanded the strategy by 20 stocks to create the Portfolio.
Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio’s stock selection criteria.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may
SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio
decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.91% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.53%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since Inception
	1	5	10	Class 2	Since Inception
	Year	Years	Years	(7/9/01)	Class 3 (9/30/02)
Class 1 Shares	16.70%	4.20%	4.72%	N/A	N/A
Class 2 Shares	16.55%	4.02%	N/A	4.46%	N/A
Class 3 Shares	16.55%	3.96%	N/A	N/A	6.40%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	7.51%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp.
Portfolio Manager

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Brendan Voege	2004	Portfolio Manager and Quantitative Analyst
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio
Investment Goal
The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	1.10%	1.10%	1.10%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.33%	1.48%	1.58%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$135	$421	$729	$1,601
Class 2 Shares	151	468	808	1,768
Class 3 Shares	161	499	860	1,878
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 173% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.
An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.
While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments and currency transactions, including forward contracts.
The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 1.81%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	18.48%	10.98%	14.88%	N/A	N/A
Class 2 Shares	18.33%	10.81%	N/A	16.01%	N/A
Class 3 Shares	18.24%	10.70%	N/A	N/A	20.37%
MSCI Emerging Markets Index (net)	18.88%	12.78%	15.89%	18.00%	22.29%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.
Portfolio Manager

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Daniel Graña	1999	Managing Director and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Equity Index Portfolio
Investment Goal
The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 ® Composite Stock Price Index (the “Index”).
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.40%
Service (12b-1) Fees	None
Other Expenses	0.48%
Total Annual Portfolio Operating Expenses	0.88%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$90	$281	$488	$1,084
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the Index.
The S&P 500® Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Index tracks the performance of the large cap U.S. equity market. As of March 31, 2010, market capitalizations of companies in the Index ranged from approximately $1.26 billion to $316 billion, with a median market capitalization of $9.35 billion.
The subadviser may achieve the Portfolio’s objective by either investing in all or substantially all of the stocks included in the Index or, in the alternative, investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index.
The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs.
Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
SunAmerica Series Trust

Portfolio Summary: Equity Index Portfolio
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Failure to Match Index Performance. The ability of the Portfolio to replicate the performance of the S&P 500 ® may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses. When the Portfolio employs a sampling or ‘optimization’ strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective October 3, 2010, SunAmerica Asset Management Corp. assumed management of the Portfolio. Prior to October 3, 2010, FAF Advisors, Inc. managed the Portfolio.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.85% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 5.89%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10
	Year	Years	Years
Class 1 Shares	14.61%	1.85%	0.94%
S&P 500® Index	15.06%	2.29%	1.41%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp.
Portfolio Manager

	Portfolio
	Manager of the
Name	Portfolio Since	Title
James Kurtz	2010	Senior Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio
Investment Goal
The Portfolio’s investment goal is long term capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.78%	0.78%	0.78%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.90%	1.05%	1.15%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$92	$287	$498	$1,108
Class 2 Shares	107	334	579	1,283
Class 3 Shares	117	365	633	1,398
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio invests in common stocks of U.S. companies of any market capitalization range though the Portfolio will focus generally on large capitalization companies. Other types of equity securities in which the Portfolio may invest include convertible securities, preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.
The subadviser uses fundamental research and quantitative models to select securities for the Portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:
•	A fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The subadviser may also consider an industry’s outlook, market trends and general economic conditions.
•	Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.
The Portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Portfolio aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the subadviser uses the following sell criteria:
•	the stock price is approaching its target
•	the company’s competitive position deteriorates
•	poor execution by the company’s management, or
•	more attractive alternative investment ideas have been identified.
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Performance Information
Effective November 1, 2010, the Portfolio changed its broad-based benchmark for performance comparisons from the Russell 3000® Index to the Russell 1000® Index. The broad-based benchmark changed because the Portfolio’s principal investment strategy focuses on equity securities of large capitalization companies, which are better represented by the Russell 1000® Index than the Russell 3000® Index, which includes a larger percentage of small capitalization companies than the Russell 1000® Index.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 2.84%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	17.05%	2.14%	2.48%	N/A	N/A
Class 2 Shares	16.90%	1.98%	N/A	2.50%	N/A
Class 3 Shares	16.80%	1.89%	N/A	N/A	6.84%
Russell 1000® Index	16.10%	2.59%	1.83%	2.96%	8.02%
Russell 3000® Index	16.93%	2.74%	2.16%	3.23%	8.26%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Manind Govil, CFA	2009	Senior Vice President and Portfolio Manager
Benjamin Ram	2010	Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 2	Class 3
Management Fees	0.83%	0.83%
Service (12b-1) Fees	0.15%	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	1.08%	1.18%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2 Shares	$110	$343	$595	$1,317
Class 3 Shares	120	375	649	1,432
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.
The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio’s foreign investments may include depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio
are generally more volatile than the markets of developed countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.51% (quarter ended June 30, 2009) and the lowest return for a quarter was -19.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 6.06%.
Average Annual Total Returns (For the periods ended December 31, 2010)

			Since Inception
	1	5	Class 2	Since Inception
	Year	Years	(8/1/02)	Class 3 (9/30/02)
Class 2 Shares	3.06%	2.81%	8.13%	N/A
Class 3 Shares	2.88%	2.70%	N/A	9.29%
MSCI EAFE Index (net)	7.75%	2.46%	9.12%	10.47%
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Templeton Investment Counsel, LLC.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Antonio T. Docal	2002	Executive Vice President and Portfolio Manager
Gary P. Motyl	2002	Chief Investment Officer
Heather Waddell	2010	Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.95%	1.10%	1.20%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$97	$303	$525	$1,166
Class 2 Shares	112	350	606	1,340
Class 3 Shares	122	381	660	1,455
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.
The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.
The management team distinctly differentiates its investment process through the following five main tenets:

•	Research designed to “Surround the Company.” The team employs a rigorous bottom-up research process to identify solid investments.

•	Research companies across the market cap spectrum to develop unique fundamental insights. The investment team manages large capitalization, mid cap, and small- to-mid cap strategies.

•	Analysis of current balance sheet to understand future earnings. Financial analysis focuses equally on a company’s income statement and its balance sheet.

•	Disciplined management of valuation targets. The team establishes near-term and long-term price targets for each holding in the portfolio.

•	Construct portfolios to balance return vs. risk. The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals.
SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio
If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, Wells Capital Management Incorporated assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.43% (quarter ended September 30, 2010) and the lowest return for a quarter was -26.05% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 5.64%.
SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	17.05%	1.34%	-1.92%	N/A	N/A
Class 2 Shares	16.80%	1.21%	N/A	-0.18%	N/A
Class 3 Shares	16.68%	1.11%	N/A	N/A	5.02%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.
Portfolio Managers

	Portfolio Manager of
Name	the Portfolio Since	Title
Thomas J. Pence, CFA	2007	Managing Director and Senior Portfolio Manager
Michael C. Harris, CFA	2007	Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio
Investment Goal
The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.74%	0.89%	0.99%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$76	$237	$411	$918
Class 2 Shares	91	284	493	1,096
Class 3 Shares	101	315	547	1,213
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.
The Portfolio also may invest in hybrid instruments, inverse floaters, short-term investments, pass through securities, currency transactions and deferred interest bonds.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Non-Hedging Foreign Currency Trading Risk. The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from
SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio
anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in a particular country may be very sensitive to interest rate changes throughout the world.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -6.57% (quarter ended June 30, 2008). The year to date calendar return as of March 31, 2011 was 0.41%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	6.29%	6.92%	5.76%	N/A	N/A
Class 2 Shares	6.16%	6.76%	N/A	5.59%	N/A
Class 3 Shares	6.05%	6.63%	N/A	N/A	5.63%
J.P. Morgan Global Government Bond Index (un-hedged)	6.42%	7.35%	7.12%	8.04%	7.06%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Goldman Sachs Asset Management International.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Andrew F. Wilson	1995	Managing Director, Co-Head U.S., Global Fixed Income and Liquidity Management Co-Head of GSAM GMEA
Ian Lindsay	2001	Managing Director, Co-Head Global Lead Portfolio Management
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.06%	1.21%	1.31%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$108	$337	$585	$1,294
Class 2 Shares	123	384	665	1,466
Class 3 Shares	133	415	718	1,579
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.
In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the subadviser’s disciplined investment process.
The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.
The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be
SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio
negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.90%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	14.34%	3.02%	1.32%	N/A	N/A
Class 2 Shares	14.15%	2.87%	N/A	3.16%	N/A
Class 3 Shares	14.12%	2.77%	N/A	N/A	8.51%
MSCI World Index (net)	11.76%	2.43%	2.31%	3.94%	8.95%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.
Portfolio Manager

	Portfolio Manager of the
Name	Portfolio Since	Title
Sandeep Bhargava	2005	Managing Director and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio
Investment Goal
The Portfolio’s investment goal is growth of capital and income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.74%	0.89%	0.99%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$76	$237	$411	$918
Class 2 Shares	91	284	493	1.096
Class 3 Shares	101	315	547	1,213
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 129% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by investing primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Portfolio may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what subadviser believes to be their long-term investment value. The subadviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to growth their intrinsic value per share.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Performance Information
Effective November 15, 2010, the Portfolio changed its primary benchmark from the S&P 500® Index to the Russell 1000® Value Index. The Russell 1000® Value Index is more representative of the subadviser’s investment strategy and investment style. The historical performance of the new benchmark is shown below.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Value Index and S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on November 15, 2010. Prior to November 15, 2010, AllianceBernstein, L.P. served as subadviser.
                                  (Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 6.59%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	11.47%	-0.53%	-0.30%	N/A	N/A
Class 2 Shares	11.33%	-0.67%	N/A	0.70%	N/A
Class 3 Shares	11.19%	-0.78%	N/A	N/A	4.77%
Russell 1000® Value Index	15.51%	1.28%	3.26%	3.71%	8.00%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	7.51%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Jonathon K.L. Simon	2010	Managing Director and Portfolio Manager
Clare Hart, CPA	2010	Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.87%	1.02%	1.12%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$89	$278	$482	$1,073
Class 2 Shares	104	325	563	1,248
Class 3 Shares	114	356	617	1,363
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertibles securities (up to 5% below investment grade), rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (REITs).
The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may
SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio
default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Small Companies Risk. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective June 1, 2010, Invesco Advisers, Inc. assumed subadvisory duties of the Portfolio. From November 1, 2005 until June 1, 2010, Morgan Stanley Investment Management Inc. was subadviser to the Portfolio. Prior to November 1, 2005, SunAmerica Asset Management Corp. managed the Portfolio.
                         (Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2011 was 10.39%.
Average Annual Total Returns (For the periods ended December 31, 2010)

			Since	Since	Since
			Inception	Inception	Inception
	1	5	Class 1	Class 2	Class 3
	Year	Years	(7/5/00)	(7/9/01)	(9/30/02)
Class 1 Shares	24.26%	5.38%	-2.13%	N/A	N/A
Class 2 Shares	24.25%	5.23%	N/A	1.12%	N/A
Class 3 Shares	24.06%	5.13%	N/A	N/A	9.34%
Russell 2000® Growth Index	29.09%	5.30%	3.78%	4.82%	11.53%
SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Invesco Advisers, Inc.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Matthew Hart	2010	Lead Portfolio Manager
Justin Speer	2010	Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio
Investment Goal
The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.63%	0.63%	0.63%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.73%	0.88%	0.98%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$75	$233	$406	$906
Class 2 Shares	90	281	488	1,084
Class 3 Shares	100	312	542	1,201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.
The Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer
SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio
with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Merrill Lynch High Yield Master II Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
                         (Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.09% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.26%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	14.59%	5.11%	6.88%	N/A	N/A
Class 2 Shares	14.44%	4.95%	N/A	7.11%	N/A
Class 3 Shares	14.21%	4.86%	N/A	N/A	10.28%
Merrill Lynch High Yield Master II Index	15.19%	8.81%	8.60%	8.66%	11.08%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by PineBridge Investments, LLC.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
John Yovanovic, CFA	2001	Managing Director and Head of High Yield Portfolio Management
Tim Lindvall, CFA	2002	Managing Director and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio
Investment Goal
The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.84%	0.84%	0.84%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.98%	1.13%	1.23%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$100	$312	$542	$1,201
Class 2 Shares	115	359	622	1,375
Class 3 Shares	125	390	676	1,489
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio’s net assets may be invested in securities of issuers located in emerging markets.
The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. For example, the Portfolio may engage in currency forward contracts to hedge (or reduce) local currency exposure or to add to local currency exposure. In addition the Portfolio may use stock index futures to increase or decrease region or country equity exposure.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio
are generally more volatile than the markets of developed countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.
Non-Hedging Foreign Currency Trading Risk. The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
                         (Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 26.03% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.49% (quarter ended September 30, 2002). The year to date calendar return as of March 31, 2011 was 2.53%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	8.46%	3.84%	1.38%	N/A	N/A
Class 2 Shares	8.35%	3.70%	N/A	3.36%	N/A
Class 3 Shares	8.26%	3.60%	N/A	N/A	9.06%
MSCI EAFE® Index (net)	7.75%	2.46%	3.50%	5.83%	10.47%
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.
Portfolio Manager

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Ann D. Thivierge	1994	Managing Director and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: International Growth and Income Portfolio
Investment Goal
The Portfolio’s investment goal is growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.92%	0.92%	0.92%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.04%	1.19%	1.29%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$106	$331	$574	$1,271
Class 2 Shares	121	378	654	1,443
Class 3 Shares	131	409	708	1,556
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets. The Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal.
The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market.
In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The risk that the subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
SunAmerica Series Trust

Portfolio Summary: International Growth and Income Portfolio
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Performance Information
Effective May 1, 2011, the Portfolio changed its primary benchmark from the S&P BMI Developed Ex-US Large Midcap Value Index to the MSCI EAFE Value (net) Index. The MSCI EAFE Value (net) Index is more representative of the subadviser’s investment strategy and investment style. The historical performance of the new benchmark is shown below.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Value Index (net) and S&P BMI Developed Ex-US Large Midcap Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 3.39%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	7.02%	0.15%	1.60%	N/A	N/A
Class 2 Shares	6.96%	0.01%	N/A	3.73%	N/A
Class 3 Shares	6.79%	-0.11%	N/A	N/A	8.18%
MSCI EAFE Value Index (net)	3.25%	1.37%	4.19%	5.87%	10.90%
S&P BMI Developed Ex-US Large Midcap Value Index	10.02%	3.81%	5.87%	7.71%	12.33%
SunAmerica Series Trust

Portfolio Summary: International Growth and Income Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.
Portfolio Manager

	Portfolio Manager of the
Name	Portfolio Since	Title
Darren Jaroch	1999	Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.98%	1.13%	1.23%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$100	$312	$542	$1,201
Class 2 Shares	115	359	622	1,375
Class 3 Shares	125	390	676	1,489
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio is non-diversified and, thus, will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.
In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.
The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, currency movements, inflation, monetary policy, demographics, the regulatory environment, and the global competitive landscape. The subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of the “top-down” analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.
The subadviser then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.
As part of this fundamental, “bottom-up” research, the subadviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative
SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio
information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio
During the period shown in the bar chart, the highest return for a quarter was 15.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 5.02%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	17.44%	2.30%	3.27%	N/A	N/A
Class 2 Shares	17.20%	2.15%	N/A	4.58%	N/A
Class 3 Shares	17.21%	2.06%	N/A	N/A	6.61%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Marsico Capital Management, LLC.
Portfolio Managers

	Portfolio Manager of
Name	the Portfolio Since	Title
Thomas F. Marsico	2000	Chief Investment Officer
A. Douglas Rao	2010	Portfolio Manager and Senior Analyst
Coralie Witter	2010	Portfolio Manager and Senior Analyst
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio
Investment Goal
The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.79%	0.94%	1.04%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$81	$252	$439	$978
Class 2 Shares	96	300	520	1,155
Class 3 Shares	106	331	574	1,271
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. The Portfolio may invest up to 25% of its net assets in foreign securities, including emerging market securities.
In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Value Investing Risk. The risk that the subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio
During the 10-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 5.15%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	11.14%	3.56%	1.55%	N/A	N/A
Class 2 Shares	11.08%	3.41%	N/A	2.94%	N/A
Class 3 Shares	10.92%	3.32%	N/A	N/A	7.44%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	7.51%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
T. Kevin Beatty	2004	Investment Officer
Nicole M. Zatlyn	2005	Investment Officer
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio
Investment Goal
The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0,08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.72%	0.87%	0.97%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$74	$230	$401	$894
Class 2 Shares	89	278	482	1,073
Class 3 Shares	99	309	536	1.190
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities) and at least 25% of its assets in fixed-income senior securities. The Portfolio’s investments in fixed-income securities may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities (up to 25% of net assets).
The subadviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuer’s current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Value Investing Risk. The risk that the subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and
SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio
economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index. The Blended Index consists of 35% Barclays Capital U.S. Aggregate Bond Index, 55% S&P 500® Index and 10% Treasury Bills. The returns for Treasury Bills and the Blended Index for the period of inception of the Class 2 shares are from the month end following the date of inception. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.60% (quarter ended June 30, 2009) and the lowest return for a quarter was -11.98% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 3.63%.
SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	10.04%	3.48%	4.29%	N/A	N/A
Class 2 Shares	9.87%	3.34%	N/A	4.43%	N/A
Class 3 Shares	9.73%	3.21%	N/A	N/A	6.08%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	7.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.83%	5.71%	5.02%
Treasury Bills	0.14%	2.13%	2.12%	1.99%	2.00%
Blended Index	11.00%	3.90%	3.38%	3.80%	6.41%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers

	Portfolio
	Manager of the
Name	Portfolio Since	Title
Brooks A. Taylor	2004	Investment Officer
Steven R. Gorham	2003	Investment Officer
Nevin P. Chitkara	2006	Investment Officer
William P. Douglas	2005	Investment Officer
Richard O. Hawkins	2005	Investment Officer
Joshua P. Marston	2008	Investment Officer
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.78%	0.78%	0.78%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.89%	1.04%	1.14%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$91	$284	$493	$1,096
Class 2 Shares	106	331	574	1,271
Class 3 Shares	116	362	628	1,386
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 28, 2010, the market capitalization range of the companies in the Index was $1.3 billion to $283 billion.
The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities.
In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.
The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals.
SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio
If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser. On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended December 31, 2001) and the lowest return for a quarter was -35.89% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2011 was 7.94%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	25.47%	3.94%	-2.18%	N/A	N/A
Class 2 Shares	25.20%	3.80%	N/A	-1.11%	N/A
Class 3 Shares	25.14%	3.70%	N/A	N/A	8.96%
Russell Midcap ® Growth Index	26.38%	4.88%	3.12%	5.55%	12.06%
SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio
Investment Goal
The Portfolio’s investment goal is total return through a combination of growth and income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.77%	0.77%	0.77%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.85%	1.00%	1.10%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$87	$271	$471	$1,049
Class 2 Shares	102	318	552	1,225
Class 3 Shares	112	350	606	1,340
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).
The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidenced by a proven track record, significant alignment of interests in business, and intelligent application of capital;

•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and

•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.
The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock
SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio
prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Real Estate Industry Risk. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Morgan Stanley REIT Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 30.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -39.62% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 7.48%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since Inception
	1	5	10	Class 2	Since Inception
	Year	Years	Years	(7/9/01)	Class 3 (9/30/02)
Class 1 Shares	19.92%	0.12%	9.07%	N/A	N/A
Class 2 Shares	19.73%	-0.04%	N/A	8.86%	N/A
Class 3 Shares	19.61%	-0.13%	N/A	N/A	9.54%
Morgan Stanley REIT Index	28.48%	2.99%	10.57%	10.19%	10.86%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.
Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Andrew A. Davis	2000	Portfolio Manager
Chandler Spears	2002	Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 2	Class 3
Management Fees	0.93%	0.93%
Service (12b-1) Fees	0.15%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	1.14%	1.24%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2 Shares	$116	$362	$628	1,386
Class 3 Shares	126	393	681	1,500
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may
SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio
default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 7.28%.
Average Annual Total Returns (For the periods ended December 31, 2010)

			Since Inception
	1	5	Class 2	Since Inception
	Year	Years	(8/1/02)	Class 3 (9/30/02)
Class 2 Shares	25.64%	6.02%	10.53%	N/A
Class 3 Shares	25.47%	5.92%	N/A	11.74%
Russell 2500® Value Index	24.82%	3.85%	10.16%	11.29%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
James MacGregor	2005	Chief Investment Officer for Small & Mid Cap Value Equities
Joseph Gerard Paul	2005	Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment office - North American Value Equities
Andrew Weiner	2005	Director of Research for Small Cap Value Equities
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio
Investment Goal
The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	1.00%	1.00%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	1.10%	1.35%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$112	$350	$606	$1,340
Class 3 Shares	137	428	739	1.624
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.
The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.
The Portfolio may also invest in foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small Sized Companies Risk. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.
SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective August 28, 2002, Franklin Advisory Services, LLC assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.31% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 6.85%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception
	Year	Years	Years	Class 3 (9/12/05)
Class 1 Shares	26.80%	4.17%	8.00%	N/A
Class 3 Shares	26.42%	3.91%	N/A	3.68%
Russell 2000® Value Index	24.50%	3.52%	8.42%	3.04%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Franklin Advisory Services, LLC.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2002	Vice President and Portfolio Manager
Y. Dogan Sahin, CFA	2002	Portfolio Manager
Don Taylor, CPA	2002	Senior Vice President and Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Technology Portfolio
Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Portfolio Operating Expenses	1.26%	1.41%	1.51%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$128	$400	$692	$1,523
Class 2 Shares	144	446	771	1,691
Class 3 Shares	154	477	824	1,802
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 202% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.
The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment grade or comparable quality debt securities.
The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:
•	Above-average growth prospects;

•	High profit margins;

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

•	Quality management and equity ownership by executives;

•	Unique competitive advantages (e.g., market share, proprietary products); or
SunAmerica Series Trust

Portfolio Summary: Technology Portfolio
•	Potential for improvement in overall operations.
In evaluating whether to sell a security, the subadviser considers, among other factors, whether:
•	The subadviser believes its target price has been reached;

•	Its earnings are disappointing;

•	Its revenue growth has slowed;

•	Its underlying fundamentals have deteriorated;

•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or

•	to meet cash requirements.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
SunAmerica Series Trust

Portfolio Summary: Technology Portfolio
Effective May 1, 2010, Columbia Management Investment Advisers, LLC assumed subadvisory duties of the Portfolio. Prior to May 1, 2010, BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) served as subadviser. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.
(Class 1 Shares)
During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended December 31, 2001) and the lowest return for a quarter was -45.25% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2011 was 3.50%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	20.17%	1.77%	-8.22%	N/A	N/A
Class 2 Shares	20.00%	1.56%	N/A	-3.72%	N/A
Class 3 Shares	20.17%	1.49%	N/A	N/A	7.60%
MSCI World Information Technology Index	9.53%	2.68%	-2.57%	0.49%	9.66%
Nasdaq Composite Index	18.16%	4.71%	1.43%	3.63%	11.27%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Columbia Management Investment Advisers, LLC.
Portfolio Managers

	Portfolio
	Manager of
	the Portfolio
Name	Since	Title
Richard M. Parower	2010	Portfolio Manager
Paul H. Wick	2010	Co-Portfolio Manager
Ajay Diwan	2010	Co-Portfolio Manager
Benjamin Lu	2010	Co-Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio
Investment Goal
The Portfolio’s investment goal is total return.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.40%	0.40%	0.40%
Total Annual Portfolio Operating Expenses	1.15%	1.30%	1.40%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$117	$365	$633	$1,398
Class 2 Shares	132	412	713	1,568
Class 3 Shares	143	443	766	1,680
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.
The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities), but may also invest in debt instruments, including corporate bonds and mortgage-backed and asset-backed securities. With respect to its investments in debt instruments, the Portfolio invests primarily in investment grade debt instruments, but may also invest in lower-quality debt instruments (commonly referred to as “junk bonds”). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets. The Portfolio may use derivatives, such as forward currency exchange contracts, futures, options and swaps, to increase or decrease currency exposure.
The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuer’s current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Utility and Telecommunications Industry Risk. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.
Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.
Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e. , stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.
Market Risk. A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, Massachusetts Financial Services Company assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.
SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2011 was 7.02%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (11/10/02)
Class 1 Shares	13.62%	7.49%	3.38%	N/A	N/A
Class 2 Shares	13.45%	7.32%	N/A	3.91%	N/A
Class 3 Shares	13.31%	7.22%	N/A	N/A	10.01%
S&P 500® Index	15.06%	2.29%	1.41%	2.46%	6.64%
S&P Utility Index	5.49%	3.89%	0.76%	1.92%	11.54%
S&P Telecommunication Services Index	18.99%	6.62%	-0.31%	-0.14%	6.98%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers

	Portfolio
	Manager of
	the Portfolio
Name	Since	Title
Maura A. Shaughnessy	2007	Equity Securities Portfolio Manager
Robert D. Persons	2007	Debt Securities Portfolio Manager
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio
Investment Goal
The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio
Operating Expenses	0.67%	0.82%	0.92%

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$68	$214	$373	$835
Class 2 Shares	84	262	455	1,014
Class 3 Shares	94	293	509	1,131
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 289% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.
Bonds, for purposes of satisfying the 80% investment requirement, include:
•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.
In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swaps agreements that have economic characteristics similar to the bonds mentioned above.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services, or equivalently rated by Standard & Poor’s or Fitch Research, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure
SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio
(from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest in short sales. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.
SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio
Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Leverage Risk. The Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Prepayment and Extension Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio
Effective May 1, 2008, Pacific Investment Management Company LLC (“PIMCO”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser.
Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended September 30, 2003) and the lowest return for a quarter was -6.72% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2011 was 0.46%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (11/11/02)
Class 1 Shares	6.36%	7.61%	7.48%	N/A	N/A
Class 2 Shares	6.25%	7.47%	N/A	8.04%	N/A
Class 3 Shares	6.05%	7.34%	N/A	N/A	10.11%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.83%	5.71%	5.08%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised PIMCO.
Portfolio Manager

	Portfolio Manager of the
Name	Portfolio Since	Title
Chris P. Dialynas	2008	Managing Director, Portfolio Manager and senior member of the investment strategy group
For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 84.
SunAmerica Series Trust

Important Additional Information
Purchases and Sales of Portfolio Shares
Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information
The Portfolios will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolios are not sold directly to the general public but instead are offered as an underlying investment options for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of the risks.
From time to time, certain Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goals.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).
The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Shareholders will be given at least 60 days written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
Aggressive Growth Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk
Alliance Growth Portfolio. The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk
Balanced Portfolio. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
Blue Chip Growth Portfolio. The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Derivatives Risk
•	Hedging Risk
•	Market Risk
•	Small and Medium Sized Companies Risk
Capital Growth Portfolio. The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions and in short sales “against the box” (up to 25% of the Portfolio’s assets). Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Short Sales Risk
Cash Management Portfolio. The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Market Risk
Corporate Bond Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of assets), and hybrid instruments; and may invest in pass-through and convertible securities. The Portfolio may make short-term investments.
SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Convertible Securities Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Small- and Medium-Sized Companies Risk
Davis Venture Value Portfolio. The Portfolio also may invest in U.S. government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk
“Dogs” of Wall Street Portfolio. The quarterly selection of the thirty stocks that meet the Portfolio’s criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the adviser invests the additional funds in the selected stocks based on each stock’s respective percentage of the Portfolio’s assets Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Large Cap Companies Risk
•	Market Risk
Emerging Markets Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in equity swaps and options and futures and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Counterparty Risk
•	Derivative Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
Equity Index Portfolio. The Portfolio may make short-term investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:
•	Market Risk
•	Medium Sized Companies Risk
Equity Opportunities Portfolio. The Portfolio may make short-term investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk
Foreign Value Portfolio. The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuation Risk
•	Market Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	U.S. Government Obligations Risk
Fundamental Growth Portfolio. The Portfolio may also invest in real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less, illiquid securities (up to 15%), small-cap stocks, and IPOs. Additional risks that the portfolio may be subject are as follows:
•	Derivatives Risk
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO investing
•	Market Risk
•	Small Companies Risk
Global Bond Portfolio. The Portfolio may also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps, forward commitments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:
SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
•	Counterparty Risk
•	Derivatives Risk
•	Hedging Risk
•	Prepayment and Extension Risk
Global Equities Portfolio. The Portfolio may also may engage in currency transactions and futures. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
Growth-Income Portfolio. The Portfolio may invest in small cap stocks, convertible securities, preferred securities, registered investment companies, exchange traded funds (ETFs), foreign securities, including securities of issuers in emerging markets, depositary receipts, master limited partnerships (MLPs), real estate investment trusts (REITs) (up to 10% of assets), and fixed income securities. The Portfolio may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Call Risk
•	Convertible Securities Risk
•	Depositary Receipts Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Interest Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Small-sized Companies Risk
Growth Opportunities Portfolio. The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), mid-cap stocks and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Medium Companies Risk
•	Sector Risk
•	Technology Company Risk
High-Yield Bond Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Short Sales Risk
International Diversified Equities Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
International Growth and Income Portfolio. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk
Marsico Focused Growth Portfolio. The Portfolio may invest in convertible securities, warrants, and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay-in-kind (PIK) bonds. The Portfolio also may invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
•	Convertible Securities Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	IPO Investing Risk
•	Risk of Investing in Bonds
•	Risk of Investing in Junk Bonds
•	U.S. Government Obligations Risk
MFS® Massachusetts Investors Trust Portfolio. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations, and investment grade debt instruments. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Small and Medium Sized Companies Risk
•	U.S. Government Obligations Risk
MFS® Total Return Portfolio. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay-in-kind (PIK) bonds; junk bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Leverage Risk
•	Risk of Investing in Junk Bonds
•	Small and Medium Sized Companies Risk
Mid-Cap Growth Portfolio. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; registered investment companies and high-yield debt securities (junk bonds) up to 10% of assets). Additional risks that the Portfolio may be subject to are as follows:
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Risk of Investing in Junk Bonds
•	Securities Selection Risk
Real Estate Portfolio. The Portfolio also may invest in foreign securities, convertible securities, corporate bonds, U.S. government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Convertible Securities Risk
•	Foreign Investment Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Risk of Investing in Junk Bonds
•	Securities Selection Risk
•	U.S. Government Obligations Risk
Small & Mid Cap Value Portfolio. The Portfolio also may invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments, and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Technology Company Risk
Small Company Value Portfolio. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; real estate investment trusts (REITs); warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	Sector Risk
•	U.S. Government Obligations Risk
SunAmerica Series Trust

Additional Information About The Portfolios’
Investment Strategies and Investment Risks
Technology Portfolio. The Portfolio may invest in rights, illiquid securities (up to 15% of its assets) and initial public offerings (IPOs). The Portfolio may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. Additional risks that the Portfolio may be subject to are as follows:
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk
Telecom Utility Portfolio. The Portfolio also may invest in real estate investment trusts (REITs), hybrid instruments and over-the-counter (OTC) securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•	Active Trading Risk
•	Currency Volatility Risk
•	Leverage Risk
•	OTC Risk
•	Prepayment and Extension Risk
•	Real Estate Industry Risk
Total Return Bond Portfolio. The Portfolio may invest in illiquid securities, equity, initial public offerings (IPOs), other investment companies, forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:
•	Call Risk
•	Convertible Securities Risk
•	Equity Securities Risk
•	Illiquidity Risk
•	Insurer Risk
•	IPO Investing Risk
SunAmerica Series Trust

Glossary
Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.
Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.
Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.
An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.
Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act.
Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.
Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness
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of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.
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Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.
Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.
A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.
Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.
Income is interest payments from bonds or dividends from stocks.
Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted on a Portfolio’s Fact Sheet:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 28, 2010, the market capitalization range of the companies in the Index was approximately $1.3 billion to $283 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 28, 2010, the market capitalization range of the companies in the Index was $1.3 billion to $14.1 billion.

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•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2010, the market capitalization range of the companies in the Index was $112 million to $2.3 billion.

Master Limited Partnerships (“MLPs”) are companies in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
“Net assets” when referred to under “Investment Goal and Principal Strategies” for a Portfolio takes into account borrowings for investment purposes.
Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.
Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.
Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.
Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.
REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.
Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.
Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.
A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other
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extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.
Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.
Risk Terminology

Active Trading Risk — A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.
Call Risk — The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Convertible Securities Risk — The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Counterparty Risk — Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.
Country, Sector or Industry Focus Risk — To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting not single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Credit Risk — Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Credit Quality Risk — The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
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Currency Volatility Risk — The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.
Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Derivatives Risk — A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Emerging Markets Risk — The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Equity Securities Risk — This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Extension Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
Financial Institutions Sector Risk — Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.
Foreign Investment Risk — Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Foreign Sovereign Debt Risk — Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Growth Stock Risk — Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
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Headline Risk — Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Hedging Risk — A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Illiquidity Risk — When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
Initial Public Offering Investing Risk — A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.
Insurer Risk — A Portfolio may purchase municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for sub-prime securities. Recently, the value of sub-prime securities (securities backed by subprime loans or mortgages) has declined and some may default, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.
Interest Rate Fluctuations Risk — Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Investment Company Risk — The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Issuer Risk — The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk — Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Leverage Risk — A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause
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a Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk — A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mortgage- and Asset-Backed Securities Risk —Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Non-Diversification Risk — A Portfolio is organized as a “non-diversified” Portfolio. A non-diversified portfolio may invest a larger portion of their assets in the stock of a single company than a diversified fund, and thus they can concentrate in a smaller number of issuers. The Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.
Non-Hedging Foreign Currency Trading Risk — A Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Over-the-Counter Risk — OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.
“Passively Managed” Strategy Risk — A Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.
Prepayment and Extension Risk — Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Real Estate Industry Risk — Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.
Risks of Investing in Bonds — As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
SunAmerica Series Trust

Glossary
Risks of Investing in Junk Bonds — A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Sector Risk — Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Securities Selection Risk — A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Short Sales Risk — Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small and Medium Sized Companies Risk — Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
Technology Company Risk — There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.
Unseasoned Companies Risk — Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
U.S. Government Obligations Risk — U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.
Utility and Telecommunications Industry Risk — Securities in the utilities sector are subject to many risks, including increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; reduced demand for service due to the energy conservation or other factors; technological obsolescence of existing plants, equipment or products, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and other negative impacts of regulation. Telecommunications companies are subject to
SunAmerica Series Trust

Glossary
many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer. Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.
Value Investing Risk — The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Barclays Capital U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
The Barclays Capital U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. The Index limits the maximum exposure to any one issuer to 2%. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.
The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.
The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.
The Morgan Stanley Capital International (MSCI) EAFE®Index (net)* measures the performance of companies representative of the market structure of 22 countries in Europe, Australasia and the Far East.
The Morgan Stanley Capital International (MSCI) EAFE Value Index (net)* is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by MSCI as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM(net)* measures the performance of companies representative of the market structure of 21 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.
The Morgan Stanley Capital International (MSCI) World IndexSM(net)* measures the performance of companies representative of the market structure of 24 developed market countries in North America, Europe and Asia/Pacific regions.
The Morgan Stanley Capital International (MSCI) World Information Technology Index SM is a capitalization weighted index that monitors the performance of information technology stocks from around the world.
The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 ® Index.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies
SunAmerica Series Trust

Glossary
based on total market capitalization which represents approximately 98% of the U.S. equity market.
The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.
The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400 ® , 500 ® , and 600 ® .
The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

*	The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.
SunAmerica Series Trust

Management
Information about the
Investment Adviser and Manager
SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $43.9 billion as of January 31, 2011. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.
A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2011. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.
Management Fees. For the fiscal year ended January 31, 2011, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Blue Chip Growth Portfolio	0.70%
Capital Growth Portfolio	0.89%
Cash Management Portfolio	0.45%
Corporate Bond Portfolio	0.52%
Davis Venture Value Portfolio	0.72%
“Dogs” of Wall Street Portfolio	0.60%
Emerging Markets Portfolio	1.10%
Equity Index Portfolio	0.40%
Equity Opportunities Portfolio	0.78%
Foreign Value Portfolio	0.83%
Fundamental Growth Portfolio	0.85%
Global Bond Portfolio	0.64%
Global Equities Portfolio	0.85%
Growth-Income Portfolio	0.64%
Growth Opportunities Portfolio	0.75%
High-Yield Bond Portfolio	0.63%
International Diversified Equities Portfolio	0.84%
International Growth and Income Portfolio	0.92%
Marsico Focused Growth Portfolio	0.85%
MFS Massachusetts Investors Trust Portfolio	0.70%
MFS Total Return Portfolio	0.64%
Mid-Cap Growth Portfolio	0.78%
Real Estate Portfolio	0.77%
Small & Mid Cap Value Portfolio	0.93%
Small Company Value Portfolio	1.00%
Technology Portfolio	1.00%
Telecom Utility Portfolio	0.75%
Total Return Bond Portfolio	0.60%
Waivers and Reimbursements. SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Portfolio	Amount of Waiver
Aggressive Growth Portfolio[1]
Capital Growth Portfolio	0.05%
Equity Index Portfolio	0.05%
Fundamental Growth Portfolio[2]	0.05%
International Growth & Income Portfolio	0.05%
Technology Portfolio	0.10%

1    The voluntary waiver of Management Fees of the Aggressive Growth Portfolio shall be effective from May 1, 2011 to July 31, 2011. The voluntary waiver may be equal to or less than 0.45% to the extent assets in the Portfolio increase above $100 million during the period in which the waiver is in effect.
2    The voluntary waiver of Management Fees of the Fundamental Growth Portfolio shall terminate September 30, 2011.
SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio classes do not exceed the amounts set forth below:

	Class 1	Class 2	Class 3
Blue Chip Growth Portfolio	0.85%	1.00%	1.10%
Equity Index Portfolio	0.55%	N/A	N/A
Because the waiver of Management Fees and the waiver and/or reimbursements of expenses referenced above are voluntary, they are not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table set forth in the Portfolio Summaries. In addition, the waiver of Management
SunAmerica Series Trust

Management
Fees will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses. Except as noted above, these waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2011 would have been as follows:

	Class 1	Class 2	Class 3
Aggressive Growth Portfolio	0.87%	1.01%	1.11%
Alliance Growth Portfolio*	0.70%	0.85%	0.95%
Balanced Portfolio*	0.83%	0.98%	1.08%
Blue Chip Growth Portfolio	0.93%	1.08%	1.17%
Davis Venture Value Portfolio*	0.79%	0.94%	1.04%
Emerging Markets Portfolio	1.27%	1.42%	1.52%
Foreign Value Portfolio*	N/A	1.08%	1.18%
Fundamental Growth Portfolio	0.92%	1.07%	1.17%
Growth-Income Portfolio*	0.74%	0.89%	0.99%
Growth Opportunities Portfolio	0.82%	0.97%	1.07%
International Growth and Income Portfolio	1.03%	1.18%	1.28%
Marsico Focused Growth Portfolio*	0.98%	1.13%	1.23%
MFS Massachusetts Investors Trust Portfolio*	0.79%	0.94%	1.04%
MFS Total Return Portfolio*	0.72%	0.87%	0.97%
Mid-Cap Growth Portfolio*	0.89%	1.04%	1.14%
Small & Mid Cap Value Portfolio	N/A	1.12%	1.22%
Technology Portfolio	1.24%	1.39%	1.49%
Telecom Utility Portfolio	1.14%	1.29%	1.39%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

Acquired Fund Fees And Expenses. The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the Blue Chip Growth Portfolio, Equity Index Portfolio and Growth Opportunities Portfolio includes acquired fund fees and expenses, which were less than 0.01%. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.
Expense Example After Waivers and/or Reimbursements. The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.
The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year
Aggressive Growth Portfolio
(Class 1 shares)	$89	$278	$482	$1,073
(Class 2 shares)	103	322	558	1,236
(Class 3 shares)	113	353	612	1,352

Alliance Growth Portfolio**
(Class 1 shares)	$72	$224	$390	$871
(Class 2 shares)	87	271	471	1,049
(Class 3 shares)	97	303	525	1.166

Balanced Portfolio**
(Class 1 shares)	$85	$265	$460	$1,025
(Class 2 shares)	100	312	542	1,201
(Class 3 shares)	110	343	595	1,317

Blue Chip Growth Portfolio
(Class 1 shares)	$86	$268	$466	$1,037
(Class 2 shares)	101	315	547	1,213
(Class 3 shares)	111	347	601	1,329

Capital Growth Portfolio
(Class 1 shares)	$106	$331	$574	$1,271
(Class 2 shares)	121	378	654	1,443
(Class 3 shares)	131	409	708	1,556

Davis Venture Value**
(Class 1 shares)	$81	$252	$439	$978
(Class 2 shares)	96	300	520	1,155
(Class 3 shares)	106	331	574	1,271

Emerging Markets Portfolio
(Class 1 shares)	$129	$403	$697	$1,534
(Class 2 shares)	145	449	776	1,702
(Class 3 shares)	155	480	829	1,813

Equity Index Portfolio
(Class 1 shares)	$56	$176	$307	$689
(Class 2 shares)	N/A	N/A	N/A	N/A
(Class 3 shares)	N/A	N/A	N/A	N/A

Foreign Value Portfolio**
(Class 1 shares)	N/A	N/A	N/A	N/A
SunAmerica Series Trust

Management

	1	3	5	10
	Year	Year	Year	Year
(Class 2 shares)	$110	$343	$595	$1,317
(Class 3 shares)	$120	$375	$649	$1,432

Fundamental Growth Portfolio
(Class 1 shares)	$89	$278	$482	$1,073
(Class 2 shares)	104	325	563	1,248
(Class 3 shares)	114	356	617	1,363

Growth-Income Portfolio**
(Class 1 shares)	$76	$237	$411	$918
(Class 2 shares)	91	284	493	1,096
(Class 3 shares)	101	315	547	1,213

Growth Opportunities
(Class 1 shares)	$84	$262	$455	$1,014
(Class 2 shares)	99	309	536	1,190
(Class 3 shares)	109	340	590	1,306

International Growth and Income Portfolio
(Class 1 shares)	$100	$312	$542	$1,201
(Class 2 shares)	115	359	622	1,375
(Class 3 shares)	125	390	676	1,489

Marsico Focused Growth Portfolio**
(Class 1 shares)	$100	$312	$542	$1,201
(Class 2 shares)	115	359	622	1,375
(Class 3 shares)	125	390	676	1,489

MFS Massachusetts Investors Trust Portfolio**
(Class 1 shares)	$81	$252	$439	$978
(Class 2 shares)	96	300	520	1,155
(Class 3 shares)	106	331	574	1,271

MFS Total Return Portfolio**
(Class 1 shares)	$74	$230	$401	$894
(Class 2 shares)	89	278	482	1,073
(Class 3 shares)	99	309	536	1,190

Mid-Cap Growth Portfolio**
(Class 1 shares)	$91	$284	$493	$1,096
(Class 2 shares)	106	331	574	1,271
(Class 3 shares)	116	362	628	1,386

Small & Mid Cap Value Portfolio
(Class 1 shares)	N/A	N/A	N/A	N/A
(Class 2 shares)	$114	$356	$617	$1,363
(Class 3 shares)	124	387	670	1,477

Technology Portfolio
(Class 1 shares)	$116	$362	$628	$1,386
(Class 2 shares)	131	409	708	1,556
(Class 3 shares)	142	440	761	1,669

Telecom Utility Portfolio
(Class 1 shares)	$116	$362	$628	$1,386
(Class 2 shares)	131	409	708	1,556
(Class 3 shares)	142	440	761	1,669

**   The amount of the voluntary fee waiver and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.
Information about the Investment Adviser’s Management of Certain Portfolios
SAAMCo is responsible for making the day-to-day investment decisions for the Blue Chip Growth, “Dogs” of Wall Street and Equity Index Portfolios.
The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined SAAMCo in February 2006 and is currently a Senior Vice President and Senior Portfolio Manager. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor’s Corporation from 1998 to 2001.
The “Dogs” of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation.
The Equity Index Portfolio is managed by James O. Kurtz. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo in December 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. From 2001 until joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp., which was renamed PineBridge Investments, LLC.
Information about the Subadvisers
The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.
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Management
A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.
The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.
AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of January 31, 2011, AllianceBernstein had approximately $482 billion in assets under management.
The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.
The Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor, Joseph Gerard Paul and Andrew Weiner. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is currently the Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment office — North American Value Equities. Mr. Weiner joined AllianceBernstein in 1997 and is currently the Director of Research for Small Cap Value Equities.
BofA Advisors, LLC (BofA Advisors), (formerly Columbia Management Advisors, LLC), is located at 100 Federal Street, Boston, MA 02110. BofA Advisors acts as investment manager for individuals, corporations, private investment companies and financial institutions. BofA Advisors is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of January 31, 2011, BofA Advisors had approximately $87.5 billion in assets under management.
The Cash Management Portfolio is managed by Dale R. Albright, CFA, Michelle M. Moller and Karyn Corridan, CFA. Mr. Albright, Director and Head of Portfolio Management, has been with BofA Advisors or its predecessor as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment management from 1990 to 2008. Ms. Moller, Director and Senior Portfolio Manager, has been with BofA Advisors or its predecessor as an investment professional since 2000. Ms. Corridan, Vice President and Portfolio Manager, has been with BofA Advisors or its predecessor as an investment professional since 2000.
Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) is located at 225 Franklin Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2010, CMIA and its affiliates have approximately $673 billion in assets under management.
The CMIA portfolio managers responsible for managing the Technology Portfolio are lead by Richard M. Parower, who is assisted by Paul H. Wick, Ajay Diwan and Benjamin Lu. Mr. Parower, who joined J. & W. Seligman & Co Incorporated (“Seligman”) in 2000 and CMIA in November 2008, will serve as the lead Portfolio Manager of the Portfolio. Mr. Wick is the head of the Seligman Technology Group since 1990. Mr. Wick joined Seligman in 1987 and joined CMIA in 2008. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions which respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Diwan joined Seligman in 2001 and CMIA in 2008. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage and payment processing industries. Mr. Lu joined Seligman in 2005 and CMIA in 2008. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector, as well as, the U.S. electronic manufacturing services and electronic component sectors.
Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the
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Management
agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $71.4 billion in assets under management.
The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.
The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.
Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of January 31, 2011, Federated and affiliated companies had approximately $355 billion in assets under management.
The Corporate Bond Portfolio is managed by the following portfolio managers: Brian S. Ruffner, Joseph M. Balestrino, Mark E. Durbiano, and Christopher J. Smith. Mr. Ruffner joined Federated in 1994 and is currently a Vice President, Senior Investment Analyst and Portfolio Manager. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President, Senior Portfolio Manager, Fixed Income Market Strategist and Head of the Domestic High Grade Corporate Bond Group. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group. Mr. Smith joined Federated in 1995 and is currently a Senior Vice President and Senior Portfolio Manager. Mr. Balestrino, Mr. Durbiano and Mr. Smith hold the Chartered Financial Analyst designation. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.
Franklin Advisory Services, LLC (Franklin Templeton) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2011, Franklin Templeton Investments managed approximately $681 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA, and Don Taylor, CPA. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Sahin joined Franklin in 2001 and is currently a portfolio manager. Prior to joining Franklin Advisory Services in 2003, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office where he provided industry specific equity research of specialty retail companies. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.
Goldman Sachs Asset Management International (GSAM International) is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM International is regulated by the Financial Services Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2010, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAM International, had assets under management of $717.1 billion.
The Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa, and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM Intermationa1 in 2001.
Invesco Advisers, Inc. (Invesco) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of January 31, 2011, Invesco Ltd. managed approximately $624.3 billion in assets.
On June 1, 2010, Invesco Ltd. acquired certain portions of the asset management business of Morgan Stanley Investment Management Inc. (“MSIM”). As of that date, Invesco replaced Morgan Stanley as the subadviser to the Growth Opportunities Portfolio. The sale and change in subadviser did not result in any changes to the Portfolio’s portfolio managers, investment objective or investment strategies.
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Management
The Growth Opportunities Portfolio is managed by Matthew Hart and Justin Speer. Mr. Hart, Lead Portfolio Manager of Invesco and Mr. Speer, Portfolio Manager of Invesco are responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has been associated with Invesco and /or its affiliates since June 2010. Mr. Hart was associated with MSIM in an investment management capacity from 2000 to June 2010. Mr. Speer has been associated with Invesco and/or its affiliates since June 2010. Mr. Speer was associated with MSIM in an investment management capacity from May 2008 to June 2010.
J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 270 Park Avenue, New York, NY 10017. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2010, JP Morgan together with its affiliated companies had approximately $1.3 trillion in assets under management.
The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.
The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.
The Growth-Income Portfolio is managed by Jonathon K.L. Simon, Managing Director of JPMIM and Clare Hart, CPA, Vice President of JPMorgan. Mr. Simon has worked as a portfolio manager for JPMorgan and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and was previously an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.
The Mid Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.
Marsico Capital Management, LLC (Marsico) Marsico, located at 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability Company and provides investment management services to mutual funds and private accounts. As of January 31, 2011, Marsico had approximately $50.3 billion under management.
The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico, A. Douglas Rao and Coralie Witter.. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao, a portfolio manager and senior analyst, joined Marsico in 2005, and has 10 years of experience as a securities analyst. Ms. Witter, a portfolio manager and senior analyst, joined Marsico in 2004 and has 13 years of experience in the financial services industry.
Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc, (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $222 billion as of January 31, 2011. MFS® is a registered trademark of Massachusetts Financial Services Company.
The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole M. Zatlyn. Mr. Beatty has been employed in the investment area of MFS since 2002. Ms. Zatlyn has been employed in the investment area of MFS since 2001.
The MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor has been employed in the investment area of MFS since1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Securities Portfolio Manager; Mr. Douglas: Mortgage-Backed Debt Securities Portfolio Manager; Mr. Marston: Debt Securities Portfolio Manager.
The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy has been employed in the investment are of MFS since 1991. Mr. Persons has been employed in the investment area of MFS since 2000. The
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Management
Portfolio Managers’ primary roles are as follows: Ms. Shaughnessy: Equity Securities Portfolio Manager; Mr. Persons: Debt Securities Portfolio Manager.
Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2010, MSIM together with its affiliated asset management companies had approximately $272.2 billion in assets under management.
The International Diversified Equities Portfolio is managed by Ann D. Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.
OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2010, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $160 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The Equity Opportunities Portfolio is co-managed by Manind Govil, CFA, Senior Vice President and Main Street Team Leader, and Benjamin Ram, Vice President since 2009,. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC and Mr. Ram was a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC.
The Capital Growth Portfolio is managed by Julie Van Cleave, CFA. Ms. Van Cleave joined Oppenheimer in April 2010 as Vice President and Senior Portfolio Manager. Prior to joining Oppenheimer, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from 2002 to 2009.
Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 31, 2010, PIMCO had approximately $1,028 billion in assets under management. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660.
The Total Return Bond Portfolio is managed by Chris P. Dialynas. Mr. Dialynas is a Managing Director in the Newport Beach office, portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He joined PIMCO in 1980. Mr. Dialynas has thirty-one years of investment experience.
PineBridge Investments LLC (PineBridge) is a Delaware limited liability company and is located at 399 Park Avenue, New York, NY 10022. PineBridge is a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned indirect subsidiary of Bridge Partners, L.P. a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. As of December 31, 2010, PineBridge managed approximately $82.08 billion in assets.
The High-Yield Bond Portfolio is managed by a team including John Yovanovic, CFA, and Tim Lindvall, CFA. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Managing Director and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.
Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2011, Putnam had approximately $122.73 billion in assets under management.
The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.
The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.
Templeton Investment Counsel, LLC (Franklin Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2011, Franklin Templeton Investments managed approximately $681 billion in assets composed of mutual funds and other investment vehicles
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Management
for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Gary P. Motyl and Heather Waddell. Mr. Docal joined Templeton in 2001 and is currently Executive Vice President, Portfolio Manager. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation. Ms. Waddell joined Templeton in 1996 and is currently Vice President, Portfolio Manager/Research Analyst. She is currently a member of the global industrials sector team. She holds the Chartered Financial Analyst designation.
Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2010, Wells Capital managed assets aggregating in excess of $365.6 billion.
The Aggressive Growth Portfolio is managed by an investment team comprised of Thomas J. Pence, CFA, and Michael T. Smith, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select and All Capitalization growth portfolios. Mr. Pence has earned the right to use the CFA designation. Mr. Smith is a portfolio manager at Wells Capital who serves as a research analyst with primary responsibilities covering the health care sector for the Fundamental Growth Equity team. He joined Wells Capital from Strong Capital Management, having joined Strong in 2000. He has been awarded the use of the Chartered Financial Analyst designation.
The Fundamental Growth Portfolio is managed by an investment team led by Thomas J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select and All Capitalization growth portfolios. Mr. Pence has earned the right to use the CFA designation. Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Mr. Harris has earned the right to use the CFA designation.
Information about the Distributor
SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
Custodian, Transfer and Dividend Paying Agent
State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.
SunAmerica Series Trust

ACCOUNT INFORMATION
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan
Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies
Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.
Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.
Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.
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ACCOUNT INFORMATION
Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.
Frequent Purchases and Redemptions of Shares
The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.
Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.
The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Portfolio Holdings
The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes
Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.
SunAmerica Series Trust

ACCOUNT INFORMATION
Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.
Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.
SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets	net assets	turnover

Cash Management Portfolio — Class 1
01/31/07	$10.92	$0.52	$(0.01)	$0.51	$(0.28)	$—	$(0.28)	$11.15	4.71%	$216,529	0.50%	4.63%	—%
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51	4.81	—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49	2.03	—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51	(0.05)	—
01/31/11	10.69	(0.03)	0.01	(0.02)	—	—	—	10.67	(0.19)	138,751	0.52	(0.26)	—

Cash Management Portfolio — Class 2
01/31/07	10.90	0.49	—	0.49	(0.26)	—	(0.26)	11.13	4.57	52,721	0.65	4.48	—
01/31/08	11.13	0.52	(0.06)	0.46	(0.40)	—	(0.40)	11.19	4.21	71,673	0.66	4.66	—
01/31/09	11.19	0.21	(0.12)	0.09	(0.33)	—	(0.33)	10.95	0.80	64,643	0.64	1.90	—
01/31/10	10.95	(0.02)	0.00	(0.02)	(0.26)	—	(0.26)	10.67	(0.21)	38,382	0.66	(0.20)	—
01/31/11	10.67	(0.04)	0.00	(0.04)	—	—	—	10.63	(0.37)	27,953	0.67	(0.41)	—

Cash Management Portfolio — Class 3
01/31/07	10.88	0.48	—	0.48	(0.25)	—	(0.25)	11.11	4.48	184,858	0.75	4.40	—
01/31/08	11.11	0.50	(0.05)	0.45	(0.39)	—	(0.39)	11.17	4.12	295,071	0.77	4.55	—
01/31/09	11.17	0.19	(0.11)	0.08	(0.32)	—	(0.32)	10.93	0.70	403,799	0.74	1.73	—
01/31/10	10.93	(0.03)	0.01	(0.02)	(0.25)	—	(0.25)	10.66	(0.21)	260,422	0.76	(0.31)	—
01/31/11	10.66	(0.05)	(0.01)	(0.06)	—	—	—	10.60	(0.56)	196,908	0.77	(0.51)	—

Corporate Bond Portfolio — Class 1
01/31/07	11.65	0.65	0.02	0.67	(0.53)	—	(0.53)	11.79	5.82	285,098	0.60	5.53	41
01/31/08	11.79	0.65	0.10	0.75	(0.48)	—	(0.48)	12.06	6.46	289,694	0.59	5.42	29
01/31/09	12.06	0.74	(1.56)	(0.82)	(0.52)	—	(0.52)	10.72	(6.55)	222,114	0.59	6.41	59
01/31/10	10.72	0.87	2.33	3.20	(0.77)	—	(0.77)	13.15	30.18	260,596	0.59	7.18	33
01/31/11	13.15	0.88	0.44	1.32	(0.89)	—	(0.89)	13.58	10.04	238,501	0.59	6.44	29

Corporate Bond Portfolio — Class 2
01/31/07	11.64	0.63	0.01	0.64	(0.51)	—	(0.51)	11.77	5.58	58,163	0.75	5.38	41
01/31/08	11.77	0.63	0.10	0.73	(0.46)	—	(0.46)	12.04	6.32	58,002	0.74	5.27	29
01/31/09	12.04	0.72	(1.56)	(0.84)	(0.50)	—	(0.50)	10.70	(6.72)	43,905	0.74	6.25	59
01/31/10	10.70	0.85	2.33	3.18	(0.75)	—	(0.75)	13.13	30.06	50,844	0.74	7.03	33
01/31/11	13.13	0.86	0.43	1.29	(0.87)	—	(0.87)	13.55	9.82	45,842	0.74	6.29	29

Corporate Bond Portfolio — Class 3
01/31/07	11.62	0.60	0.03	0.63	(0.50)	—	(0.50)	11.75	5.49	267,266	0.85	5.25	41
01/31/08	11.75	0.60	0.12	0.72	(0.45)	—	(0.45)	12.02	6.23	497,661	0.84	5.16	29
01/31/09	12.02	0.71	(1.56)	(0.85)	(0.49)	—	(0.49)	10.68	(6.83)	518,641	0.84	6.23	59
01/31/10	10.68	0.83	2.33	3.16	(0.74)	—	(0.74)	13.10	29.91	679,924	0.84	6.90	33
01/31/11	13.10	0.83	0.44	1.27	(0.86)	—	(0.86)	13.51	9.70	742,538	0.84	6.18	29

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Global Bond Portfolio — Class 1
01/31/07	$11.64	$0.30	$0.04	$0.34	$(1.11)	$(0.23)	$(1.34)	$10.64	3.08%	$85,764	0.82%		2.57%		44%
01/31/08	10.64	0.49	1.32	1.81	(0.06)	(0.05)	(0.11)	12.34	17.15	113,115	0.82	(1)	4.44	(1)	55
01/31/09	12.34	0.31	(0.56)	(0.25)	(0.39)	(0.07)	(0.46)	11.63	(1.77)	93,219	0.77		2.59		89
01/31/10	11.63	0.33	1.10	1.43	(0.43)	(0.30)	(0.73)	12.33	12.29	89,061	0.71		2.69		72
01/31/11	12.33	0.26	0.43	0.69	(0.53)	(0.24)	(0.77)	12.25	5.34	82,254	0.74		2.07		98

Global Bond Portfolio — Class 2
01/31/07	11.58	0.27	0.05	0.32	(1.09)	(0.23)	(1.32)	10.58	2.92	18,246	0.97		2.41		44
01/31/08	10.58	0.48	1.32	1.80	(0.05)	(0.05)	(0.10)	12.28	17.07	22,151	0.97	(1)	4.29	(1)	55
01/31/09	12.28	0.30	(0.57)	(0.27)	(0.38)	(0.07)	(0.45)	11.56	(2.01)	19,305	0.92		2.44		89
01/31/10	11.56	0.31	1.10	1.41	(0.41)	(0.30)	(0.71)	12.26	12.20	18,178	0.86		2.54		72
01/31/11	12.26	0.24	0.43	0.67	(0.51)	(0.24)	(0.75)	12.18	5.21	16,784	0.89		1.92		98

Global Bond Portfolio — Class 3
01/31/07	11.56	0.25	0.05	0.30	(1.08)	(0.23)	(1.31)	10.55	2.74	50,196	1.07		2.30		44
01/31/08	10.55	0.45	1.34	1.79	(0.04)	(0.05)	(0.09)	12.25	17.01	112,182	1.07	(1)	4.18	(1)	55
01/31/09	12.25	0.28	(0.57)	(0.29)	(0.36)	(0.07)	(0.43)	11.53	(2.10)	134,028	1.02		2.34		89
01/31/10	11.53	0.29	1.10	1.39	(0.40)	(0.30)	(0.70)	12.22	12.05	161,802	0.96		2.43		72
01/31/11	12.22	0.22	0.44	0.66	(0.51)	(0.24)	(0.75)	12.13	5.09	190,660	0.99		1.82		98

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	The ratio is gross of custody credits of 0.01%.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets	net assets	turnover

High-Yield Bond Portfolio — Class 1
01/31/07	$7.26	$0.54	$0.34	$0.88	$(0.60)	$—	$(0.60)	$7.54	12.41%	$231,605	0.69%	7.22%	60%
01/31/08	7.54	0.59	(0.76)	(0.17)	(0.57)	—	(0.57)	6.80	(2.63)	156,636	0.74	7.78	78
01/31/09	6.80	0.63	(2.42)	(1.79)	(0.72)	—	(0.72)	4.29	(27.54)	96,492	0.75	10.37	66
01/31/10	4.29	0.53	1.13	1.66	(0.46)	—	(0.46)	5.49	39.38 (1)	123,988	0.74	10.58	112
01/31/11	5.49	0.46	0.40	0.86	(0.57)	—	(0.57)	5.78	16.15 (1)	120,149	0.73	8.13	110
High-Yield Bond Portfolio — Class 2
01/31/07	7.25	0.53	0.34	0.87	(0.59)	—	(0.59)	7.53	12.28	43,015	0.84	7.07	60
01/31/08	7.53	0.57	(0.75)	(0.18)	(0.56)	—	(0.56)	6.79	(2.78)	30,617	0.89	7.55	78
01/31/09	6.79	0.62	(2.42)	(1.80)	(0.71)	—	(0.71)	4.28	(27.75)	18,835	0.91	10.22	66
01/31/10	4.28	0.52	1.13	1.65	(0.45)	—	(0.45)	5.48	39.25 (1)	25,358	0.89	10.40	112
01/31/11	5.48	0.46	0.38	0.84	(0.56)	—	(0.56)	5.76	15.80 (1)	22,606	0.88	8.00	110
High-Yield Bond Portfolio — Class 3
01/31/07	7.24	0.51	0.35	0.86	(0.58)	—	(0.58)	7.52	12.19	92,275	0.93	6.95	60
01/31/08	7.52	0.54	(0.73)	(0.19)	(0.55)	—	(0.55)	6.78	(2.87)	100,290	0.99	7.44	78
01/31/09	6.78	0.60	(2.40)	(1.80)	(0.70)	—	(0.70)	4.28	(27.71)	89,967	1.01	10.29	66
01/31/10	4.28	0.51	1.13	1.64	(0.45)	—	(0.45)	5.47	38.88 (1)	135,691	0.99	10.25	112
01/31/11	5.47	0.45	0.39	0.84	(0.56)	—	(0.56)	5.75	15.78 (1)	150,777	0.98	7.88	110
Total Return Bond Portfolio — Class 1
01/31/07	7.67	0.48	0.13	0.61	(0.60)	—	(0.60)	7.68	8.27	74,677	0.97	6.26	42
01/31/08	7.68	0.52	(0.07)	0.45	(0.52)	—	(0.52)	7.61	5.90	66,587	0.97	6.66	33
01/31/09	7.61	0.31	0.07	0.38	(0.27)	—	(0.27)	7.72	5.31	78,982	0.81	4.14	348
01/31/10	7.72	0.28	0.72	1.00	(0.16)	—	(0.16)	8.56	13.05	115,667	0.68	3.45	177
01/31/11	8.56	0.21	0.18	0.39	(0.24)	—	(0.24)	8.71	4.50	125,024	0.67	2.35	289
Total Return Bond Portfolio — Class 2
01/31/07	7.64	0.47	0.13	0.60	(0.59)	—	(0.59)	7.65	8.14	7,918	1.12	6.11	42
01/31/08	7.65	0.51	(0.07)	0.44	(0.51)	—	(0.51)	7.58	5.77	7,507	1.12	6.51	33
01/31/09	7.58	0.29	0.08	0.37	(0.26)	—	(0.26)	7.69	5.16	13,389	0.96	3.89	348
01/31/10	7.69	0.27	0.71	0.98	(0.15)	—	(0.15)	8.52	12.82	24,224	0.83	3.30	177
01/31/11	8.52	0.19	0.19	0.38	(0.23)	—	(0.23)	8.67	4.38	24,816	0.82	2.20	289
Total Return Bond Portfolio — Class 3
01/31/07	7.63	0.45	0.14	0.59	(0.58)	—	(0.58)	7.64	8.05	3,162	1.22	6.02	42
01/31/08	7.64	0.49	(0.07)	0.42	(0.50)	—	(0.50)	7.56	5.55	7,617	1.22	6.50	33
01/31/09	7.56	0.23	0.13	0.36	(0.25)	—	(0.25)	7.67	5.07	134,355	1.03	3.31	348
01/31/10	7.67	0.25	0.73	0.98	(0.15)	—	(0.15)	8.50	12.77	289,484	0.93	3.14	177
01/31/11	8.50	0.18	0.18	0.36	(0.22)	—	(0.22)	8.64	4.18	493,783	0.92	2.09	289

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/07	$14.08	$0.36	$1.10	$1.46	$(0.41)	$—	$(0.41)	$15.13	10.46%	$191,204	0.74%		2.50%		141%
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61 (3)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)	86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80	93,954	0.84	(1)	2.08	(1)	108
01/31/11	12.83	0.25	1.74	1.99	(0.27)	—	(0.27)	14.55	15.62	95,033	0.83	(1)	1.79	(1)	104

Balanced Portfolio — Class 2
01/31/07	14.06	0.34	1.10	1.44	(0.39)	—	(0.39)	15.11	10.32	21,819	0.89		2.35		141
01/31/08	15.11	0.36	(0.26)	0.10	(0.44)	—	(0.44)	14.77	0.47 (3)	18,865	0.93	(1)	2.30	(1)	74
01/31/09	14.77	0.32	(4.19)	(3.87)	(0.46)	—	(0.46)	10.44	(26.48)	10,879	0.95	(1)	2.38	(1)	91
01/31/10	10.44	0.23	2.55	2.78	(0.40)	—	(0.40)	12.82	26.63	11,919	0.99	(1)	1.93	(1)	108
01/31/11	12.82	0.23	1.74	1.97	(0.25)	—	(0.25)	14.54	15.49	11,255	0.98	(1)	1.64	(1)	104

Balanced Portfolio — Class 3
01/31/07	14.04	0.32	1.10	1.42	(0.37)	—	(0.37)	15.09	10.23	16,970	0.99		2.25		141
01/31/08	15.09	0.34	(0.26)	0.08	(0.42)	—	(0.42)	14.75	0.38 (3)	19,232	1.03	(1)	2.19	(1)	74
01/31/09	14.75	0.30	(4.18)	(3.88)	(0.44)	—	(0.44)	10.43	(26.54)	14,287	1.06	(1)	2.28	(1)	91
01/31/10	10.43	0.21	2.54	2.75	(0.38)	—	(0.38)	12.80	26.43	20,834	1.09	(1)	1.80	(1)	108
01/31/11	12.80	0.20	1.76	1.96	(0.24)	—	(0.24)	14.52	15.42	31,514	1.08	(1)	1.51	(1)	104

MFS Total Return Portfolio — Class 1
01/31/07	17.26	0.50	1.47	1.97	(0.43)	(0.61)	(1.04)	18.19	11.76	660,292	0.71	(1)	2.83	(1)	51
01/31/08	18.19	0.49	(0.35)	0.14	(0.49)	(0.87)	(1.36)	16.97	0.43 (2)	569,694	0.71	(1)	2.65	(1)	58
01/31/09	16.97	0.45	(4.46)	(4.01)	(0.52)	(1.09)	(1.61)	11.35	(24.37)	337,869	0.72	(1)	2.95	(1)	56
01/31/10	11.35	0.37	2.32	2.69	(0.50)	—	(0.50)	13.54	23.76	349,752	0.72	(1)	2.87	(1)	38
01/31/11	13.54	0.34	1.35	1.69	(0.42)	—	(0.42)	14.81	12.62	330,082	0.72	(1)	2.37	(1)	31

MFS Total Return Portfolio — Class 2
01/31/07	17.24	0.47	1.48	1.95	(0.41)	(0.61)	(1.02)	18.17	11.61	134,921	0.86	(1)	2.68	(1)	51
01/31/08	18.17	0.46	(0.35)	0.11	(0.47)	(0.87)	(1.34)	16.94	0.23 (2)	113,207	0.86	(1)	2.50	(1)	58
01/31/09	16.94	0.43	(4.45)	(4.02)	(0.49)	(1.09)	(1.58)	11.34	(24.45)	62,628	0.87	(1)	2.80	(1)	56
01/31/10	11.34	0.35	2.31	2.66	(0.48)	—	(0.48)	13.52	23.49	61,969	0.87	(1)	2.73	(1)	38
01/31/11	13.52	0.32	1.35	1.67	(0.40)	—	(0.40)	14.79	12.46	57,793	0.87	(1)	2.22	(1)	31

MFS Total Return Portfolio — Class 3
01/31/07	17.22	0.44	1.48	1.92	(0.39)	(0.61)	(1.00)	18.14	11.46	332,382	0.96	(1)	2.58	(1)	51
01/31/08	18.14	0.43	(0.34)	0.09	(0.45)	(0.87)	(1.32)	16.91	0.12 (2)	434,923	0.96	(1)	2.38	(1)	58
01/31/09	16.91	0.40	(4.42)	(4.02)	(0.48)	(1.09)	(1.57)	11.32	(24.54)	312,173	0.97	(1)	2.71	(1)	56
01/31/10	11.32	0.33	2.32	2.65	(0.47)	—	(0.47)	13.50	23.40	363,791	0.97	(1)	2.60	(1)	38
01/31/11	13.50	0.30	1.36	1.66	(0.39)	—	(0.39)	14.77	12.39	365,072	0.97	(1)	2.12	(1)	31

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11
Balanced Class 1	—%	0.01%	0.01%	0.00%	0.00%
Balanced Class 2	—	0.01	0.01	0.00	0.00
Balanced Class 3	—	0.01	0.01	0.00	0.00
MFS Total Return Class 1	0.01	0.01	0.01	0.01	0.00
MFS Total Return Class 2	0.01	0.01	0.01	0.01	0.00
MFS Total Return Class 3	0.01	0.00	0.01	0.01	0.00

(2)	The Portfolio’s total return was increased by less than 0.01% from payment by an affiliate.
(3)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Telecom Utility Portfolio — Class 1
01/31/07	$9.18	$0.35	$1.78	$2.13	$(0.37)	$—	$(0.37)	$10.94	23.49%	$50,319	0.90	%(2)	3.50	%(2)	73%
01/31/08	10.94	0.30	0.97	1.27	(0.38)	—	(0.38)	11.83	11.38	46,594	1.02	(2)	2.44	(2)	171
01/31/09	11.83	0.27	(4.25)	(3.98)	(0.28)	—	(0.28)	7.57	(33.75)	22,918	1.03	(2)	2.54	(2)	69
01/31/10	7.57	0.33	1.82	2.15	(0.50)	—	(0.50)	9.22	28.40	23,270	1.06	(2)	3.83	(2)	66
01/31/11	9.22	0.31	1.64	1.95	(0.29)	—	(0.29)	10.88	21.40	23,542	1.15	(2)	3.08	(2)	53

Telecom Utility Portfolio — Class 2
01/31/07	9.17	0.32	1.79	2.11	(0.35)	—	(0.35)	10.93	23.36	6,635	1.05	(2)	3.30	(2)	73
01/31/08	10.93	0.27	0.97	1.24	(0.36)	—	(0.36)	11.81	11.17	6,263	1.18	(2)	2.24	(2)	171
01/31/09	11.81	0.25	(4.24)	(3.99)	(0.26)	—	(0.26)	7.56	(33.88)	3,556	1.18	(2)	2.39	(2)	69
01/31/10	7.56	0.32	1.81	2.13	(0.48)	—	(0.48)	9.21	28.23	3,489	1.21	(2)	3.71	(2)	66
01/31/11	9.21	0.29	1.66	1.95	(0.28)	—	(0.28)	10.88	21.33	3,236	1.30	(2)	2.95	(2)	53

Telecom Utility Portfolio — Class 3
01/31/07	9.16	0.26	1.83	2.09	(0.34)	—	(0.34)	10.91	23.17	1,510	1.15	(2)	2.80	(2)	73
01/31/08	10.91	0.19	1.04	1.23	(0.35)	—	(0.35)	11.79	11.12	7,659	1.35	(2)	1.65	(2)	171
01/31/09	11.79	0.24	(4.23)	(3.99)	(0.25)	—	(0.25)	7.55	(33.94)	7,674	1.29	(2)	2.40	(2)	69
01/31/10	7.55	0.29	1.83	2.12	(0.47)	—	(0.47)	9.20	28.14	9,595	1.31	(2)	3.37	(2)	66
01/31/11	9.20	0.28	1.65	1.93	(0.27)	—	(0.27)	10.86	21.20	11,500	1.40	(2)	2.80	(2)	53

Equity Index Portfolio — Class 1
01/31/07	10.86	0.16	1.34	1.50	(0.18)	—	(0.18)	12.18	13.89	37,909	0.55	(1)	1.38	(1)	2
01/31/08	12.18	0.18	(0.49)	(0.31)	(0.20)	—	(0.20)	11.67	(2.76)	30,261	0.55	(1)	1.44	(1)	2
01/31/09	11.67	0.18	(4.66)	(4.48)	(0.22)	—	(0.22)	6.97	(38.73)	15,907	0.55	(1)	1.74	(1)	4
01/31/10	6.97	0.14	2.11	2.25	(0.22)	—	(0.22)	9.00	32.31	17,029	0.55	(1)	1.68	(1)	3
01/31/11	9.00	0.14	1.80	1.94	(0.16)	—	(0.16)	10.78	21.76	18,563	0.55	(1)	1.46	(1)	22

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/07	1/08	1/09	1/10	1/11	1/07	1/08	1/09	1/10	1/11

Equity Index Class 1	0.67%	0.70%	0.81%	0.87%	0.88%	1.28%	1.29%	1.48%	1.36%	1.13%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Telecom Utility Class 1	0.04%	0.02%	0.01%	0.01%	0.01%
Telecom Utility Class 2	0.04	0.02	0.01	0.01	0.01
Telecom Utility Class 3	0.04	0.02	0.01	0.01	0.01

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Growth-Income Portfolio — Class 1
01/31/07	$26.36	$0.20	$1.42	$1.62	$(0.20)	$—	$(0.20)	$27.78	6.17%	$567,436	0.63	%(1)	0.76	%(1)	44%
01/31/08	27.78	0.19	(0.56)	(0.37)	(0.28)	—	(0.28)	27.13	(1.46)	418,964	0.64	(1)	0.69	(1)	34
01/31/09	27.13	0.20	(10.64)	(10.44)	(0.27)	(3.04)	(3.31)	13.38	(40.37)	190,022	0.68	(1)	0.90	(1)	70
01/31/10	13.38	0.14	3.69	3.83	(0.23)	—	(0.23)	16.98	28.61	198,240	0.71	(1)	0.90	(1)	49
01/31/11	16.98	0.18	2.87	3.05	(0.17)	—	(0.17)	19.86	18.08	194,380	0.74	(1)	0.97	(1)	129

Growth-Income Portfolio — Class 2
01/31/07	26.33	0.16	1.41	1.57	(0.16)	—	(0.16)	27.74	6.00	37,815	0.78	(1)	0.61	(1)	44
01/31/08	27.74	0.15	(0.57)	(0.42)	(0.24)	—	(0.24)	27.08	(1.63)	29,346	0.79	(1)	0.54	(1)	34
01/31/09	27.08	0.17	(10.61)	(10.44)	(0.23)	(3.04)	(3.27)	13.37	(40.43)	12,742	0.83	(1)	0.74	(1)	70
01/31/10	13.37	0.12	3.68	3.80	(0.20)	—	(0.20)	16.97	28.39	12,657	0.86	(1)	0.75	(1)	49
01/31/11	16.97	0.15	2.87	3.02	(0.15)	—	(0.15)	19.84	17.88	11,910	0.89	(1)	0.82	(1)	129

Growth-Income Portfolio — Class 3
01/31/07	26.29	0.13	1.42	1.55	(0.14)	—	(0.14)	27.70	5.91	23,143	0.88	(1)	0.50	(1)	44
01/31/08	27.70	0.14	(0.59)	(0.45)	(0.21)	—	(0.21)	27.04	(1.71)	29,996	0.89	(1)	0.44	(1)	34
01/31/09	27.04	0.14	(10.59)	(10.45)	(0.19)	(3.04)	(3.23)	13.36	(40.49)	15,633	0.93	(1)	0.64	(1)	70
01/31/10	13.36	0.10	3.68	3.78	(0.18)	—	(0.18)	16.96	28.25	18,005	0.96	(1)	0.64	(1)	49
01/31/11	16.96	0.13	2.88	3.01	(0.14)	—	(0.14)	19.83	17.79	20,709	0.99	(1)	0.74	(1)	129

Equity Opportunities Portfolio — Class 1
01/31/07	17.14	0.28	2.35	2.63	(0.30)	(0.21)	(0.51)	19.26	15.51	157,526	0.76	(1)	1.54	(1)	59
01/31/08	19.26	0.19	(1.25)	(1.06)	(0.35)	(1.96)	(2.31)	15.89	(7.05)	110,739	0.88	(1)	1.00	(1)	170
01/31/09	15.89	0.11	(5.97)	(5.86)	(0.23)	(2.82)	(3.05)	6.98	(40.05)	50,402	1.00		0.88		142
01/31/10	6.98	0.07	2.76	2.83	(0.12)	—	(0.12)	9.69	40.50	57,061	1.03		0.81		147
01/31/11	9.69	0.08	2.04	2.12	(0.08)	—	(0.08)	11.73	21.90	57,586	0.90		0.73		49

Equity Opportunities Portfolio — Class 2
01/31/07	17.11	0.25	2.34	2.59	(0.27)	(0.21)	(0.48)	19.22	15.32	20,617	0.91	(1)	1.39	(1)	59
01/31/08	19.22	0.16	(1.25)	(1.09)	(0.32)	(1.96)	(2.28)	15.85	(7.20)	15,375	1.04	(1)	0.85	(1)	170
01/31/09	15.85	0.09	(5.95)	(5.86)	(0.20)	(2.82)	(3.02)	6.97	(40.11)	7,397	1.15		0.73		142
01/31/10	6.97	0.06	2.75	2.81	(0.10)	—	(0.10)	9.68	40.28	8,455	1.18		0.67		147
01/31/11	9.68	0.06	2.03	2.09	(0.06)	—	(0.06)	11.71	21.64	8,364	1.05		0.58		49

Equity Opportunities Portfolio — Class 3
01/31/07	17.09	0.23	2.33	2.56	(0.25)	(0.21)	(0.46)	19.19	15.18	63,591	1.01	(1)	1.28	(1)	59
01/31/08	19.19	0.13	(1.23)	(1.10)	(0.30)	(1.96)	(2.26)	15.83	(7.23)	57,467	1.14	(1)	0.73	(1)	170
01/31/09	15.83	0.08	(5.96)	(5.88)	(0.18)	(2.82)	(3.00)	6.95	(40.28)	29,036	1.25		0.62		142
01/31/10	6.95	0.05	2.74	2.79	(0.08)	—	(0.08)	9.66	40.22	33,239	1.28		0.56		147
01/31/11	9.66	0.05	2.03	2.08	(0.05)	—	(0.05)	11.69	21.57	34,010	1.15		0.48		49

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Growth-Income Class 1	0.01%	0.00%	0.01%	0.00%	0.00%
Growth-Income Class 2	0.01	0.01	0.01	0.00	0.00
Growth-Income Class 3	0.01	0.01	0.01	0.00	0.00
Equity Opportunities Class 1	0.04	0.03	—	—	—
Equity Opportunities Class 2	0.04	0.02	—	—	—
Equity Opportunities Class 3	0.04	0.02	—	—	—

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 1
01/31/07	$29.19	$0.28	$4.06	$4.34	$(0.31)	$—	$(0.31)	$33.22	14.96	%(2)	$1,720,746	0.76	%(1)	0.91	%(1)	16%
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14
01/31/11	20.08	0.18	3.42	3.60	(0.16)	—	(0.16)	23.52	18.01		684,524	0.79	(1)	0.86	(1)	11

Davis Venture Value Portfolio — Class 2
01/31/07	29.15	0.23	4.05	4.28	(0.27)	—	(0.27)	33.16	14.76	(2)	227,584	0.91	(1)	0.75	(1)	16
01/31/08	33.16	0.36	(0.52)	(0.16)	(0.26)	(1.54)	(1.80)	31.20	(0.96)		187,528	0.92	(1)	1.06	(1)	14
01/31/09	31.20	0.25	(12.26)	(12.01)	(0.43)	(4.11)	(4.54)	14.65	(41.42	)(3)	85,946	0.93	(1)	0.97	(1)	16
01/31/10	14.65	0.12	5.99	6.11	(0.26)	(0.44)	(0.70)	20.06	41.73		97,993	0.92	(1)	0.66	(1)	14
01/31/11	20.06	0.15	3.41	3.56	(0.14)	—	(0.14)	23.48	17.78		94,096	0.94	(1)	0.71	(1)	11

Davis Venture Value Portfolio — Class 3
01/31/07	29.11	0.19	4.05	4.24	(0.24)	—	(0.24)	33.11	14.65	(2)	630,658	1.01	(1)	0.62	(1)	16
01/31/08	33.11	0.31	(0.51)	(0.20)	(0.23)	(1.54)	(1.77)	31.14	(1.07)		734,025	1.02	(1)	0.93	(1)	14
01/31/09	31.14	0.22	(12.24)	(12.02)	(0.39)	(4.11)	(4.50)	14.62	(41.49	)(3)	435,006	1.03	(1)	0.88	(1)	16
01/31/10	14.62	0.10	5.98	6.08	(0.24)	(0.44)	(0.68)	20.02	41.59		562,676	1.02	(1)	0.55	(1)	14
01/31/11	20.02	0.13	3.41	3.54	(0.12)	—	(0.12)	23.44	17.72		633,248	1.04	(1)	0.61	(1)	11

“Dogs” of Wall Street Portfolio — Class 1
01/31/07	10.37	0.25	1.85	2.10	(0.28)	(0.19)	(0.47)	12.00	20.57		67,972	0.71	(1)	2.22	(1)	45
01/31/08	12.00	0.25	(0.55)	(0.30)	(0.31)	(0.72)	(1.03)	10.67	(2.89)		45,384	0.73	(1)	2.24	(1)	61
01/31/09	10.67	0.29	(3.81)	(3.52)	(0.33)	(1.71)	(2.04)	5.11	(37.13)		21,919	0.75	(1)	3.31	(1)	74
01/31/10	5.11	0.20	1.65	1.85	(0.30)	—	(0.30)	6.66	36.46		24,588	0.78		3.35		66
01/31/11	6.66	0.21	1.03	1.24	(0.21)	—	(0.21)	7.69	18.71		26,724	0.78		2.84		45

“Dogs” of Wall Street Portfolio — Class 2
01/31/07	10.36	0.23	1.85	2.08	(0.27)	(0.19)	(0.46)	11.98	20.33		19,902	0.86	(1)	2.07	(1)	45
01/31/08	11.98	0.24	(0.55)	(0.31)	(0.29)	(0.72)	(1.01)	10.66	(2.94)		14,126	0.88	(1)	2.09	(1)	61
01/31/09	10.66	0.27	(3.80)	(3.53)	(0.31)	(1.71)	(2.02)	5.11	(37.20)		6,790	0.90	(1)	3.17	(1)	74
01/31/10	5.11	0.19	1.65	1.84	(0.29)	—	(0.29)	6.66	36.19		7,683	0.93		3.19		66
01/31/11	6.66	0.20	1.02	1.22	(0.20)	—	(0.20)	7.68	18.38		7,429	0.93		2.70		45

“Dogs” of Wall Street Portfolio — Class 3
01/31/07	10.35	0.21	1.85	2.06	(0.26)	(0.19)	(0.45)	11.96	20.15		20,403	0.96	(1)	1.93	(1)	45
01/31/08	11.96	0.22	(0.54)	(0.32)	(0.28)	(0.72)	(1.00)	10.64	(3.04)		19,060	0.99	(1)	1.99	(1)	61
01/31/09	10.64	0.26	(3.79)	(3.53)	(0.30)	(1.71)	(2.01)	5.10	(37.27)		10,859	1.00	(1)	3.08	(1)	74
01/31/10	5.10	0.18	1.65	1.83	(0.28)	—	(0.28)	6.65	36.09		14,054	1.03		3.06		66
01/31/11	6.65	0.18	1.03	1.21	(0.20)	—	(0.20)	7.66	18.24		25,784	1.03		2.57		45

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Davis Venture Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
Davis Venture Value Class 2	0.00	0.00	0.00	0.00	0.00
Davis Venture Value Class 3	0.00	0.00	0.00	0.00	0.00
“Dogs” of Wall Street Class 1	0.02	0.01	0.00	—	—
“Dogs” of Wall Street Class 2	0.02	0.01	0.00	—	—
“Dogs” of Wall Street Class 3	0.02	0.01	0.00	—	—

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Alliance Growth Portfolio — Class 1
01/31/07	$23.09	$0.01	$(0.59)	$(0.58)	$(0.03)	$—	$(0.03)	$22.48	(2.52)%	$640,828	0.66%	0.07%	91%
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)	470,282	0.66	0.15	110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)	227,852	0.68	0.43	98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01	257,596	0.68	0.91	98
01/31/11	19.66	0.10	4.04	4.14	(0.18)	—	(0.18)	23.62	21.16	260,478	0.70	0.48	87

Alliance Growth Portfolio — Class 2
01/31/07	23.06	(0.02)	(0.60)	(0.62)	—	—	—	22.44	(2.69)	69,079	0.82	(0.08)	91
01/31/08	22.44	(0.00)	(0.03)	(0.03)	—	—	—	22.41	(0.13)	54,957	0.81	(0.00)	110
01/31/09	22.41	0.06	(8.29)	(8.23)	—	—	—	14.18	(36.72)	28,856	0.83	0.28	98
01/31/10	14.18	0.14	5.37	5.51	(0.08)	—	(0.08)	19.61	38.84	31,878	0.83	0.76	98
01/31/11	19.61	0.07	4.03	4.10	(0.15)	—	(0.15)	23.56	21.00	31,388	0.85	0.33	87

Alliance Growth Portfolio — Class 3
01/31/07	23.03	(0.04)	(0.60)	(0.64)	—	—	—	22.39	(2.78)	221,601	0.92	(0.18)	91
01/31/08	22.39	(0.03)	(0.02)	(0.05)	—	—	—	22.34	(0.22)	236,778	0.91	(0.11)	110
01/31/09	22.34	0.04	(8.26)	(8.22)	—	—	—	14.12	(36.80)	131,182	0.93	0.18	98
01/31/10	14.12	0.11	5.36	5.47	(0.06)	—	(0.06)	19.53	38.73	150,590	0.93	0.64	98
01/31/11	19.53	0.05	4.00	4.05	(0.13)	—	(0.13)	23.45	20.83	155,349	0.95	0.23	87

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Alliance Growth Class 1	0.01%	0.01%	0.01%	0.01%	0.00%
Alliance Growth Class 2	0.01	0.01	0.01	0.01	0.00
Alliance Growth Class 3	0.01	0.01	0.01	0.01	0.00

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(2)		net assets(2)		turnover

Capital Growth Portfolio — Class 1
01/31/07	$7.95	$0.02	$1.07	$1.09	$(0.03)	$—	$(0.03)	$9.01	13.68%	$19,493	1.30	%(1)(3)	0.29	%(1)(3)	91%
01/31/08	9.01	(0.01)	0.22	0.21	(0.11)	—	(0.11)	9.11	2.20	16,081	1.13	(1)	(0.13	)(1)	120
01/31/09	9.11	(0.01)	(3.80)	(3.81)	—	—	—	5.30	(41.82)	7,374	1.06		(0.15)		62
01/31/10	5.30	0.00	2.13	2.13	—	—	—	7.43	40.19	10,774	1.00		0.02		47
01/31/11	7.43	0.01	1.28	1.29	—	—	—	8.72	17.36	9,843	1.04		0.08		57

Capital Growth Portfolio — Class 2
01/31/07	7.90	0.01	1.07	1.08	(0.02)	—	(0.02)	8.96	13.62	6,117	1.45	(1)(3)	0.14	(1)(3)	91
01/31/08	8.96	(0.03)	0.23	0.20	(0.10)	—	(0.10)	9.06	2.10	5,069	1.28	(1)	(0.29	)(1)	120
01/31/09	9.06	(0.02)	(3.78)	(3.80)	—	—	—	5.26	(41.94)	2,402	1.21		(0.30)		62
01/31/10	5.26	(0.01)	2.12	2.11	—	—	—	7.37	40.11	2,847	1.15		(0.11)		47
01/31/11	7.37	(0.01)	1.27	1.26	—	—	—	8.63	17.10	2,579	1.19		(0.07)		57

Capital Growth Portfolio — Class 3
01/31/07	7.88	0.00	1.07	1.07	(0.01)	—	(0.01)	8.94	13.56	4,408	1.55	(1)(3)	0.05	(1)(3)	91
01/31/08	8.94	(0.05)	0.24	0.19	(0.10)	—	(0.10)	9.03	1.91	41,607	1.40	(1)	(0.55	)(1)	120
01/31/09	9.03	(0.03)	(3.76)	(3.79)	—	—	—	5.24	(41.97)	43,391	1.32		(0.43)		62
01/31/10	5.24	(0.01)	2.10	2.09	—	—	—	7.33	39.89	52,840	1.25		(0.21)		47
01/31/11	7.33	(0.01)	1.26	1.25	—	—	—	8.58	17.05	57,071	1.29		(0.18)		57

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08

Capital Growth Class 1	0.02%	0.01%
Capital Growth Class 2	0.02	0.01
Capital Growth Class 3	0.02	0.01

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/07(1)	1/08(1)	1/09	1/10	1/11	1/07(1)	1/08(1)	1/09	1/10	1/11

Capital Growth Class 1	1.19%	1.18%	1.11%	1.05%	1.09%	0.40%	(0.18)%	(0.20)%	(0.03)%	0.03%
Capital Growth Class 2	1.34	1.33	1.26	1.20	1.24	0.24	(0.34)	(0.35)	(0.16)	(0.12)
Capital Growth Class 3	1.45	1.45	1.37	1.30	1.34	0.15	(0.60)	(0.48)	(0.26)	(0.23)

(3)	Net of custody credits of 0.01%.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	assets(1)		net assets(1)		turnover

MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/07	$12.75	$0.14	$1.35	$1.49	$(0.09)	$—	$(0.09)	$14.15	11.76%	$162,799	0.78%		1.02%		27%
01/31/08	14.15	0.12	0.30	0.42	(0.18)	—	(0.18)	14.39	2.84 (3)	128,090	0.78		0.81		23
01/31/09	14.39	0.17	(4.96)	(4.79)	(0.14)	—	(0.14)	9.46	(33.44)	65,174	0.79		1.31		33
01/31/10	9.46	0.14	2.85	2.99	(0.15)	—	(0.15)	12.30	31.65	71,683	0.79		1.26		37
01/31/11	12.30	0.12	1.96	2.08	(0.13)	—	(0.13)	14.25	16.98	71,022	0.79		0.88		23

MFS Massachusetts Investors Trust Portfolio — Class 2
01/31/07	12.75	0.11	1.36	1.47	(0.08)	—	(0.08)	14.14	11.53	28,136	0.93		0.86		27
01/31/08	14.14	0.10	0.29	0.39	(0.16)	—	(0.16)	14.37	2.64 (3)	23,643	0.93		0.65		23
01/31/09	14.37	0.15	(4.95)	(4.80)	(0.12)	—	(0.12)	9.45	(33.55)	12,919	0.94		1.16		33
01/31/10	9.45	0.12	2.85	2.97	(0.13)	—	(0.13)	12.29	31.48	14,573	0.94		1.10		37
01/31/11	12.29	0.10	1.96	2.06	(0.11)	—	(0.11)	14.24	16.84	14,689	0.94		0.73		23

MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/07	12.73	0.10	1.35	1.45	(0.06)	—	(0.06)	14.12	11.45	57,649	1.03		0.73		27
01/31/08	14.12	0.08	0.29	0.37	(0.14)	—	(0.14)	14.35	2.56 (3)	53,153	1.03		0.55		23
01/31/09	14.35	0.13	(4.94)	(4.81)	(0.10)	—	(0.10)	9.44	(33.62)	68,881	1.04		1.05		33
01/31/10	9.44	0.11	2.84	2.95	(0.12)	—	(0.12)	12.27	31.30	118,375	1.04		0.95		37
01/31/11	12.27	0.08	1.97	2.05	(0.10)	—	(0.10)	14.22	16.77	193,423	1.04		0.62		23

Fundamental Growth Portfolio — Class 1
01/31/07	15.63	(0.01)	1.12	1.11	(0.00)	—	(0.00)	16.74	7.13	160,693	0.84	(2)	(0.09	)(2)	73
01/31/08	16.74	(0.01)	0.02	0.01	—	—	—	16.75	0.06	120,755	0.92	(2)	(0.04	)(2)	197
01/31/09	16.75	(0.01)	(6.77)	(6.78)	—	—	—	9.97	(40.48)	56,847	0.93		(0.12)		151
01/31/10	9.97	0.01	3.19	3.20	—	—	—	13.17	32.10	63,212	0.94	(2)	0.01	(2)	151
01/31/11	13.17	(0.03)	3.55	3.52	—	—	—	16.69	26.73	67,429	0.90	(2)	(0.23	)(2)	121

Fundamental Growth Portfolio — Class 2
01/31/07	15.61	(0.04)	1.12	1.08	—	—	—	16.69	6.92	7,678	0.99	(2)	(0.24	)(2)	73
01/31/08	16.69	(0.03)	0.02	(0.01)	—	—	—	16.68	(0.06)	6,295	1.07	(2)	(0.19	)(2)	197
01/31/09	16.68	(0.03)	(6.73)	(6.76)	—	—	—	9.92	(40.53)	3,041	1.08		(0.27)		151
01/31/10	9.92	(0.01)	3.17	3.16	—	—	—	13.08	31.85	3,383	1.09	(2)	(0.13	)(2)	151
01/31/11	13.08	(0.05)	3.53	3.48	—	—	—	16.56	26.61	3,517	1.05	(2)	(0.38	)(2)	121

Fundamental Growth Portfolio — Class 3
01/31/07	15.57	(0.05)	1.12	1.07	—	—	—	16.64	6.87	5,531	1.09	(2)	(0.34	)(2)	73
01/31/08	16.64	(0.05)	0.03	(0.02)	—	—	—	16.62	(0.12)	61,480	1.20	(2)	(0.32	)(2)	197
01/31/09	16.62	(0.04)	(6.71)	(6.75)	—	—	—	9.87	(40.61)	68,490	1.18		(0.32)		151
01/31/10	9.87	(0.02)	3.16	3.14	—	—	—	13.01	31.81	79,364	1.19	(2)	(0.24	)(2)	151
01/31/11	13.01	(0.07)	3.50	3.43	—	—	—	16.44	26.36	90,325	1.15	(2)	(0.48	)(2)	121

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

MFS Massachusetts Investors Trust Class 1	0.01%	0.01%	0.01%	0.01%	0.00%
MFS Massachusetts Investors Trust Class 2	0.01	0.00	0.01	0.01	0.00
MFS Massachusetts Investors Trust Class 3	0.01	0.01	0.01	0.01	0.00
Fundamental Growth Class 1	0.02	0.03	0.04	0.05	0.03
Fundamental Growth Class 2	0.02	0.03	0.04	0.05	0.03
Fundamental Growth Class 3	0.02	0.03	0.04	0.05	0.03

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/07(1)	1/08(1)	1/09	1/10(1)	1/11(1)	1/07(1)	1/08(1)	1/09	1/10(1)	1/11(1)

Fundamental Growth Portfolio Class 1	0.94%	0.94%	—	0.96%	0.95%	(0.19)%	(0.07)%	—	(0.01)%	(0.28)%
Fundamental Growth Portfolio Class 2	1.09	1.09	—	1.11	1.10	(0.34)	(0.22)	—	(0.15)	(0.43)
Fundamental Growth Portfolio Class 3	1.19	1.21	—	1.21	1.20	(0.44)	(0.33)	—	(0.26)	(0.53)

(3)	The Portfolio’s total return was increased by less than 0.01% from a payment by an affiliate.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets(1)(2)	net assets(1)(2)	turnover

Blue Chip Growth Portfolio — Class 1
01/31/07	$6.66	$0.02	$0.47	$0.49	$(0.02)	$—	$(0.02)	$7.13	7.32%		$23,051	0.85%	0.34%	154%
01/31/08	7.13	0.03	0.11	0.14	(0.03)	—	(0.03)	7.24	1.86		20,216	0.85	0.34	71
01/31/09	7.24	0.02	(2.60)	(2.58)	(0.03)	—	(0.03)	4.63	(35.70	)(3)	9,323	0.85	0.26	51
01/31/10	4.63	0.02	1.58	1.60	(0.02)	—	(0.02)	6.21	34.54		11,435	0.85	0.38	45
01/31/11	6.21	0.01	1.22	1.23	(0.02)	—	(0.02)	7.42	19.82		10,313	0.85	0.24	101

Blue Chip Growth Portfolio — Class 2
01/31/07	6.66	0.01	0.46	0.47	(0.01)	—	(0.01)	7.12	7.02		11,336	1.00	0.18	154
01/31/08	7.12	0.02	0.12	0.14	(0.02)	—	(0.02)	7.24	1.88		8,812	1.00	0.21	71
01/31/09	7.24	0.01	(2.60)	(2.59)	(0.02)	—	(0.02)	4.63	(35.83	)(3)	4,449	1.00	0.11	51
01/31/10	4.63	0.01	1.58	1.59	(0.01)	—	(0.01)	6.21	34.33		4,900	1.00	0.23	45
01/31/11	6.21	0.01	1.20	1.21	(0.01)	—	(0.01)	7.41	19.51		4,984	1.00	0.08	101

Blue Chip Growth Portfolio — Class 3
01/31/07	6.65	—	0.46	0.46	(0.00)	—	(0.00)	7.11	6.93		13,177	1.10	0.07	154
01/31/08	7.11	0.00	0.13	0.13	(0.01)	—	(0.01)	7.23	1.80		16,270	1.10	0.05	71
01/31/09	7.23	0.00	(2.60)	(2.60)	(0.01)	—	(0.01)	4.62	(35.96	)(3)	10,761	1.10	0.01	51
01/31/10	4.62	0.01	1.57	1.58	(0.00)	—	(0.00)	6.20	34.27		19,854	1.10	0.09	45
01/31/11	6.20	0.00	1.20	1.20	(0.00)	—	(0.00)	7.40	19.44		48,823	1.10	(0.02)	101

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/07(2)	1/08(2)	1/09(2)	1/10(2)	1/11(2)	1/07(2)	1/08(2)	1/09(2)	1/10(2)	1/11(2)

Blue Chip Growth Class 1	$0.85%	$0.91%	$0.93%	$0.97%	$0.94%	$0.34%	$0.28%	$0.17%	0.26%	$0.16%
Blue Chip Growth Class 2	1.00	1.06	1.09	1.12	1.09	0.18	0.15	0.02	0.11	(0.00)
Blue Chip Growth Class 3	1.10	1.17	1.19	1.22	1.18	0.07	(0.02)	(0.08)	(0.03)	(0.10)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Blue Chip Growth Class 1	0.02%	0.01%	0.01%	0.00%	0.01%
Blue Chip Growth Class 2	0.02	0.01	0.01	0.00	0.01
Blue Chip Growth Class 3	0.02	0.01	0.01	0.00	0.01

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	assets		net assets		turnover

Real Estate Portfolio — Class 1
01/31/07	$21.56	$0.34	$6.65	$6.99	$(0.32)	$(2.34)	$(2.66)	$25.89	34.17	%(3)	$195,996	0.82%		1.45%		37%
01/31/08	25.89	0.48	(5.30)	(4.82)	(0.34)	(3.56)	(3.90)	17.17	(20.98	)(3)	98,168	0.84		2.12		60
01/31/09	17.17	0.31	(7.85)	(7.54)	(0.53)	(2.20)	(2.73)	6.90	(49.83)		37,470	0.85	(2)	2.20	(2)	44
01/31/10	6.90	0.21	2.63	2.84	(0.19)	—	(0.19)	9.55	41.19	(4)	41,157	0.86	(2)	2.58	(2)	71
01/31/11	9.55	0.13	2.65	2.78	(0.21)	—	(0.21)	12.12	29.17		45,848	0.85		1.19		45

Real Estate Portfolio — Class 2
01/31/07	21.50	0.31	6.63	6.94	(0.29)	(2.34)	(2.63)	25.81	34.01	(3)	40,000	0.97		1.32		37
01/31/08	25.81	0.45	(5.30)	(4.85)	(0.30)	(3.56)	(3.86)	17.10	(21.13	)(3)	23,543	0.99		1.98		60
01/31/09	17.10	0.29	(7.82)	(7.53)	(0.49)	(2.20)	(2.69)	6.88	(49.87)		8,848	1.00	(2)	2.04	(2)	44
01/31/10	6.88	0.19	2.61	2.80	(0.16)	—	(0.16)	9.52	40.84	(4)	10,222	1.01	(2)	2.41	(2)	71
01/31/11	9.52	0.12	2.63	2.75	(0.19)	—	(0.19)	12.08	29.00		11,317	1.00		1.05		45

Real Estate Portfolio — Class 3
01/31/07	21.47	0.30	6.59	6.89	(0.27)	(2.34)	(2.61)	25.75	33.81	(3)	127,950	1.07		1.32		37
01/31/08	25.75	0.42	(5.27)	(4.85)	(0.28)	(3.56)	(3.84)	17.06	(21.17	)(3)	145,607	1.10		1.99		60
01/31/09	17.06	0.25	(7.78)	(7.53)	(0.47)	(2.20)	(2.67)	6.86	(49.94)		108,845	1.10	(2)	1.97	(2)	44
01/31/10	6.86	0.18	2.61	2.79	(0.15)	—	(0.15)	9.50	40.80	(4)	161,896	1.11	(2)	2.25	(2)	71
01/31/11	9.50	0.10	2.63	2.73	(0.19)	—	(0.19)	12.04	28.79		227,994	1.10		0.94		45

Small Company Value Portfolio — Class 1
01/31/07	17.10	0.00	2.05	2.05	(0.00)	(1.33)	(1.33)	17.82	12.61		9,998	1.60	(1)	0.02	(1)	7
01/31/08	17.82	0.11	(2.01)	(1.90)	—	(0.23)	(0.23)	15.69	(10.80)		6,633	1.19	(1)	0.60	(1)	3
01/31/09	15.69	0.12	(6.52)	(6.40)	(0.07)	(0.17)	(0.24)	9.05	(41.14)		3,058	1.12		0.86		11
01/31/10	9.05	0.11	4.01	4.12	(0.10)	—	(0.10)	13.07	45.46		3,800	1.11		0.91		6
01/31/11	13.07	0.08	4.17	4.25	(0.09)	—	(0.09)	17.23	32.62		5,146	1.10		0.57		12

Small Company Value Portfolio — Class 3
01/31/07	17.10	(0.03)	2.02	1.99	—	(1.33)	(1.33)	17.76	12.24		28,910	1.85	(1)	(0.19	)(1)	7
01/31/08	17.76	0.05	(1.97)	(1.92)	—	(0.23)	(0.23)	15.61	(10.95)		83,478	1.45	(1)	0.33	(1)	3
01/31/09	15.61	0.08	(6.49)	(6.41)	(0.03)	(0.17)	(0.20)	9.00	(41.36)		78,203	1.37		0.62		11
01/31/10	9.00	0.07	4.01	4.08	(0.07)	—	(0.07)	13.01	45.26		120,340	1.36		0.64		6
01/31/11	13.01	0.05	4.14	4.19	(0.07)	—	(0.07)	17.13	32.24		181,969	1.35		0.33		12

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/07	1/08	1/07	1/08

Small Company Value Class 1	1.46%	1.18%	0.17%	0.62%
Small Company Value Class 3	1.53	1.44	0.13	0.33

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/09	1/10

Real Estate Class 1	0.00%	0.01%
Real Estate Class 2	0.00	0.01
Real Estate Class 3	0.00	0.01

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(4)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Mid-Cap Growth Portfolio — Class 1
01/31/07	$9.83	$0.02	$0.10	$0.12	$—	$—	$—	$9.95	1.22%	$116,485	0.82%	0.22%	143%
01/31/08	9.95	(0.04)	0.18	0.14	(0.03)	—	(0.03)	10.06	1.34	88,878	0.87	(0.37)	185
01/31/09	10.06	(0.04)	(3.99)	(4.03)	—	—	—	6.03	(40.06)	41,677	0.88	(0.40)	97
01/31/10	6.03	(0.02)	2.59	2.57	—	—	—	8.60	42.62	51,399	0.89	(0.24)	84
01/31/11	8.60	(0.01)	2.88	2.87	—	—	—	11.47	33.37	58,335	0.89	(0.13)	85

Mid-Cap Growth Portfolio — Class 2
01/31/07	9.76	0.01	0.09	0.10	—	—	—	9.86	1.02	44,719	0.98	0.07	143
01/31/08	9.86	(0.06)	0.18	0.12	(0.01)	—	(0.01)	9.97	1.23	37,532	1.02	(0.53)	185
01/31/09	9.97	(0.05)	(3.96)	(4.01)	—	—	—	5.96	(40.22)	18,058	1.03	(0.55)	97
01/31/10	5.96	(0.03)	2.57	2.54	—	—	—	8.50	42.62	20,883	1.04	(0.39)	84
01/31/11	8.50	(0.03)	2.85	2.82	—	—	—	11.32	33.18	23,411	1.04	(0.28)	85

Mid-Cap Growth Portfolio — Class 3
01/31/07	9.73	0.00	0.09	0.09	—	—	—	9.82	0.92	84,072	1.08	0.01	143
01/31/08	9.82	(0.07)	0.17	0.10	0.00	—	—	9.92	1.05	87,948	1.12	(0.64)	185
01/31/09	9.92	(0.06)	(3.93)	(3.99)	—	—	—	5.93	(40.22)	52,570	1.13	(0.65)	97
01/31/10	5.93	(0.04)	2.56	2.52	—	—	—	8.45	42.50	70,516	1.14	(0.49)	84
01/31/11	8.45	(0.04)	2.82	2.78	—	—	—	11.23	32.90	100,525	1.14	(0.38)	85

Aggressive Growth Portfolio — Class 1
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92	150,208	0.81	0.56	298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)	102,998	0.80	0.31	143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)	40,566	0.88	(0.02)	943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72	47,230	0.95	(0.20)	238
01/31/11	7.87	0.00	2.19	2.19	—	—	—	10.06	27.83	52,220	0.91	(0.02)	55

Aggressive Growth Portfolio — Class 2
01/31/07	11.56	0.05	1.30	1.35	—	—	—	12.91	11.68	13,612	0.96	0.41	298
01/31/08	12.91	0.02	(1.38)	(1.36)	(0.06)	—	(0.06)	11.49	(10.60)	10,326	0.95	0.16	143
01/31/09	11.49	(0.00)	(5.91)	(5.91)	(0.04)	—	(0.04)	5.54	(51.48)	3,626	1.03	(0.17)	943
01/31/10	5.54	(0.02)	2.32	2.30	—	—	—	7.84	41.52	4,223	1.10	(0.35)	238
01/31/11	7.84	(0.01)	2.18	2.17	—	—	—	10.01	27.68	4,402	1.05	(0.18)	55

Aggressive Growth Portfolio — Class 3
01/31/07	11.52	0.04	1.29	1.33	—	—	—	12.85	11.55	17,907	1.06	0.35	298
01/31/08	12.85	0.00	(1.37)	(1.37)	(0.05)	—	(0.05)	11.43	(10.72)	18,666	1.05	0.03	143
01/31/09	11.43	(0.01)	(5.88)	(5.89)	(0.03)	—	(0.03)	5.51	(51.58)	8,990	1.13	(0.26)	943
01/31/10	5.51	(0.03)	2.32	2.29	—	—	—	7.80	41.56	12,555	1.21	(0.47)	238
01/31/11	7.80	(0.02)	2.16	2.14	—	—	—	9.94	27.44	17,810	1.15	(0.27)	55

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11
Mid-Cap Growth Class 1	0.02%	0.01%	0.01%	0.01%	0.00%
Mid-Cap Growth Class 2	0.02	0.01	0.01	0.01	0.00
Mid-Cap Growth Class 3	0.02	0.01	0.01	0.01	0.00
Aggressive Growth Class 1	0.03	0.05	0.14	0.02	0.04
Aggressive Growth Class 2	0.03	0.05	0.14	0.02	0.04
Aggressive Growth Class 3	0.03	0.05	0.14	0.02	0.04

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Growth Opportunities Portfolio — Class 1
01/31/07	$6.04	$(0.03)	$0.34	$0.31	$—	$—	$—	$6.35	5.13%	$23,116	1.00	%(1)	(0.56	)%(1)	310%
01/31/08	6.35	(0.04)	0.48	0.44	—	—	—	6.79	6.93	21,098	0.93		(0.61)		209
01/31/09	6.79	(0.04)	(2.25)	(2.29)	—	—	—	4.50	(33.73)	11,160	0.93	(2)	(0.61	)(2)	234
01/31/10	4.50	(0.03)	1.04	1.01	—	—	—	5.51	22.44	12,543	0.90	(2)	(0.61	)(2)	261
01/31/11	5.51	(0.03)	1.79	1.76	—	—	—	7.27	31.94	15,778	0.87	(2)	(0.49	)(2)	132

Growth Opportunities Portfolio — Class 2
01/31/07	5.99	(0.04)	0.35	0.31	—	—	—	6.30	5.18	9,413	1.15	(1)	(0.71	)(1)	310
01/31/08	6.30	(0.05)	0.47	0.42	—	—	—	6.72	6.67	8,425	1.08		(0.75)		209
01/31/09	6.72	(0.05)	(2.22)	(2.27)	—	—	—	4.45	(33.78)	4,122	1.08	(2)	(0.76	)(2)	234
01/31/10	4.45	(0.04)	1.02	0.98	—	—	—	5.43	22.02	4,564	1.05	(2)	(0.76	)(2)	261
01/31/11	5.43	(0.04)	1.78	1.74	—	—	—	7.17	32.04	5,231	1.02	(2)	(0.64	)(2)	132

Growth Opportunities Portfolio — Class 3
01/31/07	5.97	(0.05)	0.35	0.30	—	—	—	6.27	5.03	33,224	1.25	(1)	(0.81	)(1)	310
01/31/08	6.27	(0.06)	0.47	0.41	—	—	—	6.68	6.54	45,589	1.18		(0.86)		209
01/31/09	6.68	(0.05)	(2.21)	(2.26)	—	—	—	4.42	(33.83)	50,875	1.18	(2)	(0.86	)(2)	234
01/31/10	4.42	(0.04)	1.02	0.98	—	—	—	5.40	22.17	81,973	1.16	(2)	(0.85	)(2)	261
01/31/11	5.40	(0.04)	1.75	1.71	—	—	—	7.11	31.67	140,610	1.12	(2)	(0.74	)(2)	132

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

		Net Investment
	Expenses	Income (Loss)
	1/07	1/07

Growth Opportunities Class 1	0.94%	(0.50)%
Growth Opportunities Class 2	1.10	(0.65)
Growth Opportunities Class 3	1.21	(0.76)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/09	1/10	1/11

Growth Opportunities Class 1	0.01%	0.05%	0.05%
Growth Opportunities Class 2	0.01	0.05	0.05
Growth Opportunities Class 3	0.02	0.05	0.05

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets(1)	net assets(1)	turnover

Marsico Focused Growth Portfolio — Class 1
01/31/07	$12.67	$0.02	$1.17	$1.19	$—	$(0.77)	$(0.77)	$13.09	10.05%	$69,495	0.93%	0.17%	59%
01/31/08	13.09	0.05	(0.14)	(0.09)	(0.03)	(0.68)	(0.71)	12.29	(1.39)	48,915	0.95	0.35	77
01/31/09	12.29	0.06	(4.54)	(4.48)	(0.06)	(2.23)	(2.29)	5.52	(40.51)	21,126	0.97	0.55	77
01/31/10	5.52	0.03	2.01	2.04	(0.06)	—	(0.06)	7.50	36.91	20,902	0.98	0.49	85
01/31/11	7.50	0.03	1.77	1.80	(0.03)	—	(0.03)	9.27	24.10	20,794	0.98	0.36	87

Marsico Focused Growth Portfolio — Class 2
01/31/07	12.60	0.00	1.16	1.16	—	(0.77)	(0.77)	12.99	9.86	45,340	1.08	0.02	59
01/31/08	12.99	0.03	(0.15)	(0.12)	(0.01)	(0.68)	(0.69)	12.18	(1.61)	37,327	1.10	0.20	77
01/31/09	12.18	0.04	(4.49)	(4.45)	(0.04)	(2.23)	(2.27)	5.46	(40.61)	17,700	1.12	0.40	77
01/31/10	5.46	0.02	1.99	2.01	(0.04)	—	(0.04)	7.43	36.87	19,015	1.13	0.34	85
01/31/11	7.43	0.02	1.75	1.77	(0.02)	—	(0.02)	9.18	23.91	18,948	1.13	0.22	87

Marsico Focused Growth Portfolio — Class 3
01/31/07	12.56	(0.01)	1.15	1.14	—	(0.77)	(0.77)	12.93	9.73	43,463	1.18	(0.06)	59
01/31/08	12.93	0.02	(0.15)	(0.13)	—	(0.68)	(0.68)	12.12	(1.67)	48,731	1.20	0.12	77
01/31/09	12.12	0.03	(4.46)	(4.43)	(0.03)	(2.23)	(2.26)	5.43	(40.64)	27,156	1.22	0.31	77
01/31/10	5.43	0.01	1.98	1.99	(0.03)	—	(0.03)	7.39	36.71	40,655	1.23	0.22	85
01/31/11	7.39	0.01	1.74	1.75	(0.02)	—	(0.02)	9.12	23.67	65,122	1.23	0.12	87

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Marsico Focused Growth Class 1	0.02%	0.00%	0.00%	0.00%	0.00%
Marsico Focused Growth Class 2	0.02	0.00	0.00	0.00	0.00
Marsico Focused Growth Class 3	0.02	0.00	0.00	0.00	0.00

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Technology Portfolio Class 1
01/31/07	$2.80	$(0.02)	$(0.09)	$(0.11)	$—	$—	$—	$2.69	(3.93)%	$18,434	1.19	%(2)	(0.64	)%(2)	172%
01/31/08	2.69	0.00	0.03	0.03	—	—	—	2.72	1.12	19,611	1.22	(1)(2)	0.09	(1)(2)	312
01/31/09	2.72	(0.01)	(1.16)	(1.17)	—	—	—	1.55	(43.01)	7,498	1.22	(1)(2)	(0.59	)(1)(2)	269
01/31/10	1.55	(0.01)	0.64	0.63	—	—	—	2.18	40.65	13,434	1.16	(1)	(0.65	)(1)	233
01/31/11	2.18	(0.02)	0.79	0.77	—	—	—	2.95	35.32	14,930	1.16	(1)(2)	(0.63	)(1)(2)	202

Technology Portfolio Class 2
01/31/07	2.78	(0.02)	(0.09)	(0.11)	—	—	—	2.67	(3.96)	7,894	1.34	(2)	(0.79	)(2)	172
01/31/08	2.67	(0.00)	0.02	0.02	—	—	—	2.69	0.75	7,052	1.37	(1)(2)	(0.09	)(1)(2)	312
01/31/09	2.69	(0.02)	(1.14)	(1.16)	—	—	—	1.53	(43.12)	2,774	1.36	(1)(2)	(0.73	)(1)(2)	269
01/31/10	1.53	(0.02)	0.64	0.62	—	—	—	2.15	40.52	4,045	1.31	(1)	(0.80	)(1)	233
01/31/11	2.15	(0.02)	0.78	0.76	—	—	—	2.91	35.35	4,643	1.31	(1)(2)	(0.78	)(1)(2)	202

Technology Portfolio Class 3
01/31/07	2.77	(0.02)	(0.09)	(0.11)	—	—	—	2.66	(3.97)	13,175	1.44	(2)	(0.91	)(2)	172
01/31/08	2.66	(0.00)	0.02	0.02	—	—	—	2.68	0.75	19,707	1.47	(1)(2)	(0.15	)(1)(2)	312
01/31/09	2.68	(0.02)	(1.14)	(1.16)	—	—	—	1.52	(43.28)	12,273	1.47	(1)(2)	(0.84	)(1)(2)	269
01/31/10	1.52	(0.02)	0.64	0.62	—	—	—	2.14	40.79	21,606	1.41	(1)	(0.90	)(1)	233
01/31/11	2.14	(0.02)	0.77	0.75	—	—	—	2.89	35.05	26,336	1.41	(1)(2)	(0.88	)(1)(2)	202

Small & Mid Cap Value Portfolio Class 2
01/31/07	17.49	0.13	1.60	1.73	(0.03)	(1.02)	(1.05)	18.17	10.26	48,662	1.15	(2)	0.64	(2)	41
01/31/08	18.17	0.06	(0.62)	(0.56)	(0.10)	(0.82)	(0.92)	16.69	(3.61)	41,685	1.15	(2)	0.31	(2)	27
01/31/09	16.69	0.10	(6.59)	(6.49)	(0.05)	(1.19)	(1.24)	8.96	(40.55)	20,197	1.15	(2)	0.63	(2)	46
01/31/10	8.96	0.04	4.97	5.01	(0.08)	(0.44)	(0.52)	13.45	55.95	25,285	1.16	(2)	0.34	(2)	62
01/31/11	13.45	0.04	4.11	4.15	(0.04)	—	(0.04)	17.56	30.86	27,759	1.14	(2)	0.22	(2)	59

Small & Mid Cap Value Portfolio Class 3
01/31/07	17.47	0.10	1.60	1.70	(0.01)	(1.02)	(1.03)	18.14	10.12	291,463	1.25	(2)	0.58	(2)	41
01/31/08	18.14	0.04	(0.63)	(0.59)	(0.08)	(0.82)	(0.90)	16.65	(3.76)	343,154	1.25	(2)	0.21	(2)	27
01/31/09	16.65	0.09	(6.57)	(6.48)	(0.03)	(1.19)	(1.22)	8.95	(40.55)	249,651	1.25	(2)	0.55	(2)	46
01/31/10	8.95	0.03	4.95	4.98	(0.07)	(0.44)	(0.51)	13.42	55.64	366,031	1.26	(2)	0.23	(2)	62
01/31/11	13.42	0.02	4.11	4.13	(0.03)	—	(0.03)	17.52	30.80	500,220	1.24	(2)	0.13	(2)	59

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

					Net Investment
	Expenses				Income (Loss)
	1/08(2)	1/09(2)	1/10	1/11(2)	1/08(2)	1/09(2)	1/10	1/11(2)

Technology Class 1	1.25%	1.32%	1.26%	1.26%	0.07%	(0.69)%	(0.75)%	(0.73)%
Technology Class 2	1.40	1.46	1.41	1.41	(0.12)	(0.83)	(0.90)	(0.88)
Technology Class 3	1.51	1.57	1.51	1.51	(0.18)	(0.94)	(1.00)	(0.98)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Technology Class 1	0.03%	0.01%	0.09%	—%	0.02%
Technology Class 2	0.03	0.01	0.09	—	0.02
Technology Class 3	0.02	0.01	0.09	—	0.02
Small & Mid-Cap Value Class 2	0.02	0.01	0.02	0.02	0.02
Small & Mid-Cap Value Class 3	0.02	0.01	0.02	0.02	0.02

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/07	$14.33	$0.33	$2.73	$3.06	$(0.21)	$(0.20)	$(0.41)	$16.98	21.57%	$316,711	1.03	%(1)	2.16	%(1)	97%
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(3)	2.92	(1)(3)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(3)	2.15	(1)(3)	133
01/31/11	8.38	0.16	1.18	1.34	(0.36)	—	(0.36)	9.36	16.27	99,914	0.99	(1)(3)	1.82	(1)(3)	63

International Growth and Income Portfolio — Class 2
01/31/07	14.35	0.31	2.74	3.05	(0.19)	(0.20)	(0.39)	17.01	21.47	44,359	1.18	(1)	1.99	(1)	97
01/31/08	17.01	0.32	(0.78)	(0.46)	(0.27)	(2.13)	(2.40)	14.15	(4.98)	34,596	1.19	(1)	1.81	(1)	86
01/31/09	14.15	0.32	(6.64)	(6.32)	(0.35)	(1.34)	(1.69)	6.14	(47.15)	12,784	1.18	(1)(3)	2.77	(1)(3)	103
01/31/10	6.14	0.15	2.11	2.26	—	—	—	8.40	36.81	14,333	1.15	(1)(3)	2.00	(1)(3)	133
01/31/11	8.40	0.15	1.18	1.33	(0.35)	—	(0.35)	9.38	16.05	13,539	1.14	(1)(3)	1.67	(1)(3)	63

International Growth and Income Portfolio — Class 3
01/31/07	14.34	0.21	2.82	3.03	(0.18)	(0.20)	(0.38)	16.99	21.32	134,938	1.27	(1)	1.43	(1)	97
01/31/08	16.99	0.24	(0.71)	(0.47)	(0.26)	(2.13)	(2.39)	14.13	(5.05)	234,928	1.29	(1)	1.43	(1)	86
01/31/09	14.13	0.26	(6.59)	(6.33)	(0.33)	(1.34)	(1.67)	6.13	(47.24)	187,622	1.28	(1)(3)	2.45	(1)(3)	103
01/31/10	6.13	0.14	2.11	2.25	—	—	—	8.38	36.70	248,704	1.25	(1)(3)	1.88	(1)(3)	133
01/31/11	8.38	0.13	1.18	1.31	(0.34)	—	(0.34)	9.35	15.89	271,063	1.24	(1)(3)	1.52	(1)(3)	63

Global Equities Portfolio — Class 1
01/31/07	14.14	0.18	2.41	2.59	(0.14)	—	(0.14)	16.59	18.40 (2)	208,879	0.89		1.19		93
01/31/08	16.59	0.21	(0.21)	(0.00)	(0.22)	—	(0.22)	16.37	(0.18)	165,403	0.92		1.17		115
01/31/09	16.37	0.30	(7.31)	(7.01)	(0.34)	—	(0.34)	9.02	(43.23)	69,645	0.99		2.13		115
01/31/10	9.02	0.16	3.09	3.25	(0.32)	—	(0.32)	11.95	35.91	77,353	1.02		1.49		121
01/31/11	11.95	0.11	2.51	2.62	(0.22)	—	(0.22)	14.35	22.11	79,740	1.06		0.85		86

Global Equities Portfolio — Class 2
01/31/07	14.09	0.15	2.40	2.55	(0.12)	—	(0.12)	16.52	18.19 (2)	20,043	1.04		1.01		93
01/31/08	16.52	0.18	(0.20)	(0.02)	(0.20)	—	(0.20)	16.30	(0.30)	18,045	1.07		1.01		115
01/31/09	16.30	0.28	(7.28)	(7.00)	(0.31)	—	(0.31)	8.99	(43.30)	6,779	1.14		1.98		115
01/31/10	8.99	0.14	3.08	3.22	(0.30)	—	(0.30)	11.91	35.69	7,965	1.17		1.31		121
01/31/11	11.91	0.09	2.50	2.59	(0.21)	—	(0.21)	14.29	21.84	8,421	1.21		0.69		86

Global Equities Portfolio — Class 3
01/31/07	14.06	0.12	2.41	2.53	(0.11)	—	(0.11)	16.48	18.06 (2)	30,854	1.14		0.83		93
01/31/08	16.48	0.15	(0.20)	(0.05)	(0.18)	—	(0.18)	16.25	(0.44)	35,199	1.17		0.86		115
01/31/09	16.25	0.26	(7.25)	(6.99)	(0.29)	—	(0.29)	8.97	(43.34)	17,993	1.24		1.86		115
01/31/10	8.97	0.13	3.07	3.20	(0.28)	—	(0.28)	11.89	35.62	23,007	1.27		1.19		121
01/31/11	11.89	0.07	2.50	2.57	(0.20)	—	(0.20)	14.26	21.72	31,112	1.31		0.56		86

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

International Growth and Income Class 1	0.01%	0.00%	0.01%	0.01%	0.01%
International Growth and Income Class 2	0.01	0.00	0.01	0.01	0.01
International Growth and Income Class 3	0.01	0.00	0.01	0.01	0.01

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

(3)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/09(1)	1/10(1)	1/11(1)	1/09(1)	1/10(1)	1/11(1)

International Growth and Income Class 1	1.04%	1.05%	1.04%	2.91%	2.10%	1.77%
International Growth and Income Class 2	1.19	1.20	1.19	2.76	1.95	1.62
International Growth and Income Class 3	1.28	1.30	1.29	2.44	1.83	1.47

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	assets		net assets		turnover

International Diversified Equities Portfolio Class 1
01/31/07	$9.37	$0.19	$1.41	$1.60	$(0.04)	$—	$(0.04)	$10.93	17.15%	$188,241	0.94%		1.87%		13%
01/31/08	10.93	0.19	0.27	0.46	(0.25)	—	(0.25)	11.14	3.95	159,031	0.99		1.61		27
01/31/09	11.14	0.21	(4.69)	(4.48)	(0.35)	(0.25)	(0.60)	6.06	(41.13)	72,132	0.99		2.16		43
01/31/10	6.06	0.13	2.18	2.31	(0.11)	—	(0.11)	8.26	37.99	80,191	0.97		1.67		34
01/31/11	8.26	0.12	1.20	1.32	(0.36)	—	(0.36)	9.22	16.14	78,704	0.98		1.39		26

International Diversified Equities Portfolio Class 2
01/31/07	9.32	0.17	1.41	1.58	(0.03)	—	(0.03)	10.87	16.99	61,429	1.09		1.69		13
01/31/08	10.87	0.17	0.27	0.44	(0.24)	—	(0.24)	11.07	3.76	53,793	1.14		1.44		27
01/31/09	11.07	0.19	(4.65)	(4.46)	(0.33)	(0.25)	(0.58)	6.03	(41.16)	26,252	1.14		1.99		43
01/31/10	6.03	0.11	2.16	2.27	(0.09)	—	(0.09)	8.21	37.61	30,171	1.12		1.52		34
01/31/11	8.21	0.10	1.21	1.31	(0.35)	—	(0.35)	9.17	16.06	29,766	1.13		1.23		26

International Diversified Equities Portfolio Class 3
01/31/07	9.31	0.14	1.43	1.57	(0.02)	—	(0.02)	10.86	16.92	271,514	1.19		1.49		13
01/31/08	10.86	0.15	0.27	0.42	(0.23)	—	(0.23)	11.05	3.59	316,329	1.24		1.25		27
01/31/09	11.05	0.17	(4.63)	(4.46)	(0.32)	(0.25)	(0.57)	6.02	(41.23)	184,083	1.24		1.84		43
01/31/10	6.02	0.11	2.15	2.26	(0.08)	—	(0.08)	8.20	37.53	217,249	1.22		1.45		34
01/31/11	8.20	0.09	1.21	1.30	(0.34)	—	(0.34)	9.16	15.98	228,585	1.23		1.11		26

Emerging Markets Portfolio Class 1
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224
01/31/11	7.50	0.06	1.85	1.91	(0.12)	—	(0.12)	9.29	25.52	108,603	1.32	(1)	0.61	(1)	173

Emerging Markets Portfolio Class 2
01/31/07	17.67	0.18	2.42	2.60	(0.16)	(3.05)	(3.21)	17.06	17.70	24,743	1.55	(1)	1.05	(1)	184
01/31/08	17.06	0.12	4.21	4.33	(0.39)	(2.75)	(3.14)	18.25	22.77	25,517	1.53	(1)	0.61	(1)	180
01/31/09	18.25	0.14	(8.75)	(8.61)	(0.24)	(5.19)	(5.43)	4.21	(54.22)	7,797	1.55	(1)	1.13	(1)	152
01/31/10	4.21	0.07	3.16	3.23	—	—	—	7.44	76.72	12,025	1.45	(1)	0.96	(1)	224
01/31/11	7.44	0.04	1.84	1.88	(0.11)	—	(0.11)	9.21	25.29	12,494	1.47	(1)	0.47	(1)	173

Emerging Markets Portfolio Class 3
01/31/07	17.64	0.13	2.45	2.58	(0.15)	(3.05)	(3.20)	17.02	17.58	88,829	1.68	(1)	0.81	(1)	184
01/31/08	17.02	0.09	4.21	4.30	(0.37)	(2.75)	(3.12)	18.20	22.69	152,919	1.64	(1)	0.43	(1)	180
01/31/09	18.20	0.12	(8.71)	(8.59)	(0.22)	(5.19)	(5.41)	4.20	(54.20)	91,205	1.66	(1)	1.05	(1)	152
01/31/10	4.20	0.06	3.15	3.21	—	—	—	7.41	76.43	147,907	1.55	(1)	0.82	(1)	224
01/31/11	7.41	0.03	1.83	1.86	(0.10)	—	(0.10)	9.17	25.19	188,041	1.57	(1)	0.35	(1)	173

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	1/10	1/11

Emerging Markets Class 1	0.06%	0.02%	0.05%	0.07%	0.06%
Emerging Markets Class 2	0.06	0.02	0.05	0.07	0.06
Emerging Markets Class 3	0.05	0.02	0.05	0.07	0.06

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	assets		net assets		turnover

Foreign Value Portfolio Class 2
01/31/07	$16.94	$0.37	$3.41	$3.78	$(0.19)	$(0.25)	$(0.44)	$20.28	22.56%	$78,103	1.07	%(1)	2.06	%(1)	13%
01/31/08	20.28	0.50	0.36	0.86	(0.40)	(0.64)	(1.04)	20.10	3.73	67,354	1.10	(1)	2.29	(1)	16
01/31/09	20.10	0.49	(8.74)	(8.25)	(0.52)	(1.47)	(1.99)	9.86	(42.77)	32,263	1.10	(1)	2.99	(1)	8
01/31/10	9.86	0.26	3.59	3.85	(0.34)	(0.33)	(0.67)	13.04	38.76	37,971	1.08		2.12		25
01/31/11	13.04	0.25	1.40	1.65	(0.25)	—	(0.25)	14.44	12.73 (2)	35,790	1.08	(1)	1.91	(1)	10

Foreign Value Portfolio Class 3
01/31/07	16.93	0.34	3.42	3.76	(0.17)	(0.25)	(0.42)	20.27	22.48	453,154	1.17	(1)	1.87	(1)	13
01/31/08	20.27	0.46	0.37	0.83	(0.38)	(0.64)	(1.02)	20.08	3.60	479,838	1.20	(1)	2.13	(1)	16
01/31/09	20.08	0.45	(8.70)	(8.25)	(0.50)	(1.47)	(1.97)	9.86	(42.80)	284,008	1.20	(1)	2.80	(1)	8
01/31/10	9.86	0.24	3.60	3.84	(0.33)	(0.33)	(0.66)	13.04	38.61	387,708	1.18		1.98		25
01/31/11	13.04	0.22	1.41	1.63	(0.24)	—	(0.24)	14.43	12.61 (2)	516,130	1.18	(1)	1.68	(1)	10

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/07	1/08	1/09	01/10	1/11

Foreign Value Class 2	0.00%	0.00%	0.00%	—	0.00%
Foreign Value Class 3	0.00	0.00	0.00	—	0.00

(2)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

For More Information
Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:
Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.
Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s prospectus, SAI and semi-annual and annual reports are available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act File No: 811-7238
SunAmerica Series Trust

May 2, 2011
PROSPECTUS
SUNAMERICA SERIES TRUST
(Class 3 Shares)
• American Funds® Growth SAST Portfolio
• American Funds® Global Growth SAST Portfolio
• American Funds® Growth-Income SAST Portfolio
• American Funds® Asset Allocation SAST Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Investment Goal
The Portfolio’s investment goal is growth.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.17	%(2)
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.51%
Less Fee Waiver/Reimbursement	0.60	%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver	0.91%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Growth Fund.

(2)	SunAmerica Asset Management Corp. (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$93	$290	$504	$1,120
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth Fund (the “Master Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment goal, the Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest a portion of its assets (up to 25%) in securities of issuers domiciled outside the United States.
The Master Growth Fund is designed for investors seeking capital appreciation principally through investment in stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp, short-term declines in value as the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss.
Investment of the Portfolio’s assets in the Master Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth Fund.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing Internationally. The Master Growth Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
Risks of Investing in Smaller Companies. Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.
Master-Feeder Structure. Other “feeder” funds may also invest in the Master Growth Fund. As shareholders of the Master Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth Fund. Feeder funds with a greater pro rata ownership in the Master Growth Fund could have effective voting control of the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.
You should also refer to the Master Growth Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth Fund also are available free of charge upon request.
Performance Information
The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. The bar chart reflects the performance of the Class 3 shares of the Portfolio. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500 Index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
(Class 3 Shares)
During the period shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.16% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	Since Inception
	Year	(September 1, 2006)
Class 3 Shares	18.32%	2.11%
S&P 500 Index	15.06%	1.32%
Investment Adviser
SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Growth Portfolio.

Portfolio Managers

	Portfolio Counselors of
	the Master Growth Fund
Name	Since	Title
Donnalisa P. Barnum	2003	Senior Vice President - Capital World Investors
Gregg E. Ireland	2006	Senior Vice President - Capital World Investors
Gregory D. Johnson	2007	Senior Vice President - Capital World Investors
Michael T. Kerr	2005	Senior Vice President - Capital World Investors
Ronald B. Morrow	2003	Senior Vice President - Capital World Investors
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 14.

Portfolio Summary: American Funds® Growth SAST Portfolio
Investment Goal
The Portfolio’s investment goal is growth.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.48	%(2)
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.82%
Less Fee Waiver/Reimbursement	0.70	%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver	1.12%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Global Growth Fund.

(2)	SunAmerica Asset Management Corp. (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Global Growth Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$114	$356	$617	$1,363
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Global Growth Fund (the “Master Global Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Global Growth Fund seeks to make shareholders’ investments grow over time by investing primarily in common stocks and other securities of companies located in emerging market countries. The Master Global Growth Fund expects to be invested in numerous countries around the world. The Master Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp, declines in value as the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss.
Investment of the Portfolio’s assets in the Master Global Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Global Growth Fund.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Global Growth
SunAmerica Series Trust

Portfolio Summary: American Funds® Growth SAST Portfolio
Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Global Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Global Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing Internationally. The Master Global Growth Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
Risks of Investing in Emerging Market Countries. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Master-Feeder Structure. Other “feeder” funds may also invest in the Master Global Growth Fund. As shareholders of the Master Global Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Global Growth Fund. Feeder funds with a greater pro rata ownership in the Master Global Growth Fund could have effective voting control operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.
You should also refer to the Master Global Growth Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Global Growth Fund also are available free of charge upon request.
Performance Information
The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. The bar chart reflects the performance of the Class 3 shares of the Portfolio. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the MSCI World Index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
(Class 3 Shares)
During the period shown in the bar chart, the highest return for a quarter was 22.00% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.11% (quarter ended December 31, 2008).
SunAmerica Series Trust

Portfolio Summary: American Funds® Growth SAST Portfolio
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	Since Inception
	Year	(September 1, 2006)
Class 3 Shares	11.42%	4.48%
MSCI World Index	11.76%	0.68%
Investment Adviser
SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Global Growth Portfolio.
Portfolio Managers

	Portfolio Counselors of
	the Master Global Growth
Name	Fund Since	Title
Martin Jacobs	2009	Senior Vice President - Capital World Investors
Robert W. Lovelace	1997	Senior Vice President - Capital World Investors
Steven T. Watson	2002	Senior Vice President - Capital World Investors
Paul A. White	2005	Senior Vice President - Capital World Investors
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries,, please turn to the section “Important Additional Information” on page 14.
SunAmerica Series Trust

Portfolio Summary: American Funds® Growth SAST Portfolio
Investment Goal
The Portfolio’s investment goal is growth and income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.12	%(2)
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.46%
Less Fee Waiver/Reimbursement	0.60	%(2)
Net Annual Portfolio Operating Expenses	0.86%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Growth-Income Fund.

(2)	SunAmerica Asset Management Corp. (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth-Income Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$88	$274	$477	$1,061
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth-Income Fund (the “Master Growth-Income Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make investors’ investments grow and provide them with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. It may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Growth-Income Fund may also invest in bonds.
Investment of the Portfolio’s assets in the Master Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth-Income Fund.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Growth-Income

Portfolio Summary: American Funds® Growth SAST Portfolio
Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing Internationally. The Master Growth-Income Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
Risks of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Growth-Income Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.
Master-Feeder Structure. Other “feeder” funds may also invest in the Master Growth-Income Fund. As shareholders of the Master Growth-Income Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth-Income Fund. Feeder funds with a greater pro rata ownership in the Master Growth-Income Fund could have effective voting control operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.
You should also refer to the Master Growth-Income Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth-Income Fund also are available free of charge upon request.
Performance Information
The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. The bar chart reflects the performance of the Class 3 shares of the Portfolio. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500 Index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Portfolio Summary: American Funds® Growth SAST Portfolio
(Class 3 Shares)
During the period shown in the bar chart, the highest return for a quarter was 15.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.06% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	Since Inception
	Year	(September 1, 2006)
Class 3 Shares	11.04%	0.34%
S&P 500 Index(1)	15.06%	1.32%
Investment Adviser
SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Growth-Income Portfolio.
Portfolio Managers

	Portfolio Counselors
	of the Master
	Growth-Income Fund
Name	Since	Title
James K. Dunton	1986	Senior Vice President - Capital Research Global Investors
J. Blair Frank	2006	Senior Vice President - Capital Research Global Investors
Claudia P. Huntington	1994	Senior Vice President - Capital Research Global Investors
Donald D. O’Neal	2005	Senior Vice President - Capital Research Global Investors
C. Ross Sappenfield	1999	Senior Vice President - Capital Research Global Investors
Dylan J. Yolles	2005	Senior Vice President - Capital Research Global Investors
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries,, please turn to the section “Important Additional Information” on page 14.

Portfolio Summary: American Funds® Growth SAST Portfolio
Investment Goal
The Portfolio’s investment goal is high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses(1) (expenses that you pay as a percentage of the value of your investment)

Management Fees	1.15	%(2)
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	1.54%
Less Fee Waiver/Reimbursement	0.60	%(2)
Net Annual Portfolio Operating Expenses	0.94%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Asset Allocation Fund.

(2)	SunAmerica Asset Management Corp. (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Asset Allocation Fund and the Portfolio and assumes that the contractual waiver of SAAMCo’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waiver shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$96	$300	$520	$1,155
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Asset Allocation Fund (the “Master Asset Allocation Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities and money market instruments (debt securities maturing in one year or less).
Although the Master Asset Allocation Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations as designated by the adviser to the Master Asset Allocation Fund or unrated but determined to be of equivalent quality by the adviser to the Master Asset Allocation Fund (such securities are commonly referred to as “junk bonds”)).
In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, fixed income securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges: 40% — 80% in equity securities; 20% — 50% in fixed income securities; and 0% — 40% in money market instruments. As of December 31, 2010 the Master Asset Allocation Fund was approximately 76% invested in equity securities, 21% invested in fixed income or debt securities and 3% invested in money market instruments. The proportion of equity, fixed income and

Portfolio Summary: American Funds® Growth SAST Portfolio
money market securities held by the Master Asset Allocation Fund will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
Investment of the Portfolio’s assets in the Master Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Asset Allocation Fund.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Asset Allocation Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Asset Allocation Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Asset Allocation Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.
Risks of Investing in Junk Bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master Asset Allocation Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.
Risks of Investing Internationally. The Master Asset Allocation Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Master Asset Allocation Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held

Portfolio Summary: American Funds® Growth SAST Portfolio
by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.
Master-Feeder Structure. Other “feeder” funds may also invest in the Master Asset Allocation Fund. As shareholders of the Master Asset Allocation Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Asset Allocation Fund. Feeder funds with a greater pro rata ownership in the Master Asset Allocation Fund could have effective voting control operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.
You should also refer to the Master Asset Allocation Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Asset Allocation Fund also are available free of charge upon request.
Performance Information
The performance in the bar chart and table below provide some indication of the risks of investing in the Portfolio. Remember, however, that the past performance of the Portfolio is not necessarily an indication of how it will perform in the future. The bar chart reflects the performance of the Class 3 shares of the Portfolio. The table shows the average annual total returns of Class 3 shares of the Portfolio for certain time periods compared to the returns of the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup US Broad Investment Grade (USBIG) Bond Index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
(Class 3 Shares)
During the period shown in the bar chart, the highest return for a quarter was 11.43% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.41% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	Since Inception
	Year	(September 1, 2006)
Class 3 Shares	12.00%	1.96%
S&P 500 Index	15.06%	1.32%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.19%
Citigroup US Broad Investment-Grade (USBIG) Bond Index	6.30%	6.40%

Portfolio Summary: American Funds® Growth SAST Portfolio
Investment Adviser
SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company serves as investment adviser to the Master Asset Allocation Portfolio.
Portfolio Managers

	Portfolio Counselors of
	the Master Asset
Name	Allocation Fund Since	Title
Alan N. Berro	2000	Senior Vice President — Capital World Investors
David A. Daigle	2009	Senior Vice President — Fixed Income, Capital Research
Jeffrey T. Lager	2007	Senior Vice President — Capital World Investors
James R. Mulally	2006	Senior Vice President — Fixed Income, Capital Research
Eugene P. Stein	2008	Senior Vice President — Capital World Investors
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries,, please turn to the section “Important Additional Information” on page 14.

Important Additional Information
Purchases and Sales of Portfolio Shares
Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.
Tax Information
The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust: A Quick Note About the Portfolios
This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the “Trust”) and four of its separate investment series (“Portfolios”) and their investment goals and principal investment strategies.
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, “variable insurance contracts”) offered by life insurance companies affiliated with SunAmerica Asset Management Corp. (“SAAMCo”). “You” and “your” as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their variable insurance contracts. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. This Prospectus offers Class 3 shares of each Portfolio.
You should be aware that the variable insurance contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a variable insurance contract and the Portfolios available to you in the prospectus that offers the variable insurance contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for variable insurance contracts through the various life insurance companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to redeem some of its shares in the Master Fund (as such term is defined below) in which it invests (as described under “Master-Feeder Mutual Fund Structure”); the Master Fund might in turn be forced to sell portfolio securities at disadvantageous prices.
Introduction to the American Funds® SAST Portfolios
This Prospectus provides information about four Portfolios offered by the Trust. The following sections summarize key information about the Portfolios, including information regarding their investment goals, principal investment strategies, principal risks, performance and fees. Each Portfolio’s investment goal can be changed without shareholder approval. Use the Portfolio Summaries to compare each Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in “Portfolio Details” herein.
The Portfolio Summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its goal or that a Portfolio’s performance will be positive for any period of time.
Reading the Prospectus will help you to decide whether one of these Portfolios is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Portfolios are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Fund prospectus which is provided to you along with this Prospectus.
Master-Feeder Mutual Fund Structure
Each Portfolio described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund” and, collectively, the “Master Funds”) is a portfolio offered by American Funds Insurance Series® (“American Funds®”). Therefore, each Portfolio has the same investment goal and limitations as its corresponding Master Fund in which it invests and the investment return of each Portfolio corresponds directly to that of its Master Fund. The differences in investment goals and policies among each of the four Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.
As feeder funds, the Portfolios do not pay their investment adviser for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund’s portfolio, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have SAAMCo, the Portfolios’ investment manager, manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action. The Trust has entered into an investment advisory and management agreement with SAAMCo pursuant to which SAAMCo will provide the services set forth below so long as a Portfolio is a “feeder fund” investing into a Master Fund and provides that SAAMCo will provide portfolio management for a Portfolio if the Portfolio ceases to operate as a “feeder fund.”
SAAMCo currently is waiving a portion of its advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. If a Portfolio were to withdraw its entire investment from its corresponding Master Fund and the Board approved SAAMCo as the investment

SunAmerica Series Trust: A Quick Note About the Portfolios
manager for the Portfolio, SAAMCo would provide portfolio management services to the Portfolio, the current fee waiver would terminate and SAAMCO would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between SAAMCo and the Trust at that time. See “Information about the Investment Manager to the Portfolios” for a more complete discussion of the advisory fee arrangements.
SAAMCo provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.
Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its entire investment from its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.
The Board considered that the Portfolios will bear their own portfolio expenses as well as their pro rata share of each Portfolio’s corresponding Master Fund fees and expenses. Because each Portfolio invests all or substantially all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Fund in which it invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Portfolio, will pay their proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Portfolios. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Portfolios.
Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from American Funds®.
Portfolios and Master Funds
Each Master Fund is a portfolio offered by American Funds®. Each Portfolio’s corresponding Master Fund is listed below:

Trust	American Funds®
Feeder Fund	Master Fund
American Funds®	American Funds Insurance
Growth SAST Portfolio	Series® Growth Fund

American Funds®	American Funds Insurance
Global Growth SAST Portfolio	Series® Global Growth

Fund
American Funds®	American Funds Insurance
Growth-Income SAST Portfolio	Series® Growth-Income und

American Funds®	American Funds Insurance
Asset Allocation SAST Portfolio	Series® Asset Allocation und

Account Information
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable insurance contracts offered by life insurance companies affiliated with SAAMCo. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. Class 3 shares of each Portfolio, which are issued only in connection with certain variable insurance contracts, are offered through this Prospectus.
Service (12b-1 Plan)
Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio’s Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Master Funds do not charge a 12b-1 fee for the Class 1 shares in which the Portfolios invest.
Transaction Policies
Valuation of Shares
The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of each Portfolio by the number of such Portfolio’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.
Fair Valuation
The NAV of each Portfolio is determined based upon the NAV of its corresponding Master Fund.
The Master Funds
Each Master Fund calculates its NAV at the close of trading on each business day. Assets are valued primarily on the basis of market quotations. However, the Master Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research, materially affect the value of the securities in the Master Funds’ portfolios that principally trade in those international markets, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs.
Because certain of the Master Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Funds do not price their shares, the value of securities held in those Master Funds may change on days when you will not be able to purchase or redeem your Portfolio shares.
Buying and Selling Portfolio Shares
The Portfolios
Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.
Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.
The Master Funds
Buy and sell prices. Shares of the Master Funds are currently offered only to insurance company Separate Accounts and feeder funds that themselves are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without

Transaction Policies
any sales or redemption charges at net asset value. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.
Restrictions on Sales. All Master Funds shares may be purchased or redeemed at NAV without any sales or redemption charges.
Frequent Purchases and Redemptions of Shares
The Portfolios, which are offered only through variable insurance contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers of redemptions should not acquire variable insurance contracts that relate to shares of the Portfolios. The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interests of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Each Master Fund may invest in foreign securities and the Master Asset Allocation Fund may invest significantly in high-yield fixed income securities (“junk bonds”); to the extent a Master Fund invests in foreign securities or junk bonds, its corresponding Portfolio may be particularly vulnerable to market timing. Market timing in a Portfolio whose corresponding Master Fund invests significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Master Fund’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in the Asset Allocation Portfolio may occur if market prices are not readily available for a Master Asset Allocation Fund’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Master Fund.
Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your variable insurance contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a variable insurance contract.
Please refer to the documents pertaining to your variable insurance contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
The Master Funds
The Portfolios also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund. Frequent trading of a Master Fund’s shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolios.
The Master Funds and American Funds Distributors, Inc. (“AFD”), the Master Funds’ distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that a Master Fund or AFD has determined could involve actual or potential harm to any Master Fund may

Transaction Policies
be rejected. Frequent trading of a Master Fund’s shares may lead to increased costs to that Master Fund and less efficient management of the Master Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders. Information about the Portfolios’ Distributor SunAmerica Capital Services, Inc. (the “Distributor”), the Portfolios’ distributor, distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
Dividend Policies and Taxes
Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.
Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company it will not be subject to federal income tax on the earnings that it distributes to its shareholders.
Taxability of Contract Owners. Generally, the owners of variable insurance contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from variable insurance contracts may be taxable. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a penalty tax of 10%.
In order for the holders of a variable insurance contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification and investor control requirements, as must the underlying funds in which they invest. If a Portfolio, a Master Fund or a Separate Account were to fail to meet the diversification, minimum distribution or investor control requirements, income allocable to the contracts would be taxable currently to the holders of the contracts and income from prior periods relating to such contracts could also be taxable and would remain taxable in future years, even if diversification was achieved in the future.
The Master Funds
Each Master Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.
It is the Master Funds’ policy to distribute to the shareholders (the insurance company Separate Accounts and any feeder funds) all of its investment company taxable income and capital gain for each fiscal year.
See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.
Custodian, Transfer and Dividend Paying Agent
State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Portfolio Details
Additional Information about Investments, Investment Techniques and Risks
The Master Funds may use other investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) for the Portfolios contains additional information about the Master Funds’ other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolios’ SAI, you will also receive a copy of the Master Funds’ SAI free of charge.
Active Trading (All four Master Funds) — A strategy used whereby a Master Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. In addition, because a Master Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. Under certain market conditions, the investment policies of the Master Asset Allocation Fund may result in higher portfolio turnover than those of the other Master Funds, although no Master Fund’s annual portfolio turnover is expected to exceed 100%.
Currency Volatility (All four Master Funds) — The value of a Master Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund’s non-U.S. dollar denominated securities.
Defensive Investments (All four Master Funds) — Each Master Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When a Master Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Master Fund may not achieve its investment goal.
Depositary Receipts (All four Master Funds) — The Master Funds invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging Market Countries Risk (All Master Funds except the Master Global Growth Fund in which this is a principal risk) — The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Equity Securities (All four Master Funds) — Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
•	Convertible Securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.
Fixed Income Securities (All four Master Funds) — Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated
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Portfolio Details
time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
•	Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An Investment Grade Fixed Income Security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The two best-known debt rating agencies are Standard and Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). “Investment Grade” refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.

•	A Junk Bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

•	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value.
Foreign Exposure (All four Master Funds) — Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.
Forward Currency Contract Risk (All four Master Funds) — Each of the Master Growth Fund, Master Global Growth Fund and Master Asset Allocation Fund can enter into forward currency contracts to protect against changes in currency exchange rates. Master Growth-Income Fund does not currently intend to engage in any such transactions other than purchasing and selling foreign exchange contracts which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets which will be marked to market daily to meet their forward contract commitments to the extent required by the Securities and Exchange Commission (“SEC”). To the extent a forward currency contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquid/Restricted Securities (All four Master Funds) — These securities are subject to legal or contractual restrictions that may
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Portfolio Details
make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.
Illiquidity Risk (All four Master Funds) — There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.
Large Cap Companies Risk (All four Master Funds) — Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Master Fund’s value may not rise as much as the value of portfolios that emphasize smaller cap companies.
Market Volatility (All four Master Funds) — The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Master Fund’s portfolio. Individual stocks are affected by many factors, including:
•	corporate earnings,

•	production,

•	management,

•	sales, and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Repurchase Agreements (All four Master Funds) — The Master Funds may enter into repurchase agreements under which the Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Master Funds’ custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, a Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Master Fund may be delayed or limited.
Securities Selection Risk (All four Master Funds) — A strategy used by a Master Fund, or securities selected by its portfolio manager, may fail to produce the intended return.
Short-Term Investments (All four Master Funds) — Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Master Fund with sufficient liquidity to meet redemptions and cover expenses.
Small (Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund) And Medium Sized (All four Master Funds) Companies Risk — Each of the Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds’ non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
Unseasoned Companies (All four Master Funds) — Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
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Portfolio Details
About the Indices
The Barclays Capital U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
The Citigroup US. Broad Investment-Grade (USBIG) Index is market capitalization weighted and includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues (BBB or Baa3) with a maturity of one year or longer. The minimum amount outstanding for US Treasury is $5 billion, for government-sponsored issues is $1 billion, for credit and asset-backed issues is $250 million, for non-US sovereign and provincial is $500 million. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit.
The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures equity market performance of developed markets. The index consists of 24 developed market country indexes, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
Portfolio Holdings
The Portfolios. A description of the Portfolios’ policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. However, under the master-feeder structure, each Portfolio’s sole or primary portfolio holding is shares in the corresponding Master Fund (each Portfolio may also hold cash or cash equivalents).
The Master Funds. A description of the Master Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Master Funds’ SAI.
Management
Information about the Investment Adviser to the Master Funds
Capital Research, an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in the American Funds®. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. Capital Research manages the investment fund and business affairs of the Master Funds.
The Master Funds rely on the professional judgment of their investment adviser, Capital Research, to make decisions about the Master Funds’ portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
The annual management fee for the year ended December 31, 2010, expressed as a percentage of each Master Fund’s average daily net assets and not taking into account any applicable waivers, is as follows:

Master Fund	Management Fee
Master Growth Fund	0.32%
Master Global Growth Fund	0.53%
Master Growth-Income Fund	0.27%
Master Asset Allocation Fund	0.30%
A discussion regarding the basis for the Master Fund Board of Trustees’ approval of the investment advisory agreement for the Master Growth Fund, Master Global Growth Fund, the Master Growth-Income Fund and the Master Asset Allocation Fund is available in the Master Funds’ annual report to shareholders for the fiscal year ended December 31, 2010.
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Management
Information about the Investment Manager to the Portfolios
Because each Portfolio invests all of its assets in a Master Fund, investment advisory services are currently provided at the Master Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management.
SAAMCo provides master-feeder operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.
Under the Trust’s investment advisory and management agreement with SAAMCo, if a Portfolio ceased to operate as part of a master-feeder fund structure SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio) average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios.
A discussion regarding the basis for the Board’s approval of investment advisory agreement for the Portfolios is available in the Portfolios’ Annual Report to shareholders for the period ended December 31, 2010.
SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $43.5 billion as of December 31, 2010.
SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that a Portfolio is no longer part of a master-feeder structure, the exemptive order permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ subadvisers for the Portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. You will be notified of any subadviser hirings or changes. Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.
Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
The expense table contained in each Portfolio Summary reflects the total expenses of investing in the Portfolios, including the expenses related to their investments in the Master Funds. The following tables show how the expenses are allocated between the Portfolios and the Master Funds.

		American
	American Funds®	Funds®	American Funds®	American Funds®
	Growth SAST	Global Growth	Growth-Income	Asset Allocation
Feeder Portfolio Expenses	Portfolio	SAST Portfolio	SAST Portfolio	SAST Portfolio
Management Fees	0.85%	0.95%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.07%	0.06%	0.07%	0.13%
Total Annual Portfolio Operating Expenses	1.17%	1.26%	1.17%	1.23%
Less Fee Waiver/Reimbursement	0.60%	0.70%	0.60%	0.60%
Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements	0.57%	0.56%	0.57%	0.63%

	Master Growth	Master Global	Master Growth-	Master Asset
Master Fund Expenses	Fund	Growth Fund	Income Fund	Allocation Fund
Management Fees	0.32%	0.53%	0.27%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A
Other Expenses	0.02%	0.03%	0.02%	0.01%
Total Annual Portfolio Operating Expenses	0.34%	0.56%	0.29%	0.31%
Total Master Feeder Fund Expenses	0.91%	1.12%	0.86%	0.94%
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Management
SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements does not exceed 0.70% of each Portfolio’s expenses. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that such Portfolio is able to effect such payment to SAAMCo and maintain the foregoing voluntary expense limitations.
Portfolio Management of the Master Funds
Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s goals and policies and the oversight of Capital Research’s investment committee. Capital Research manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.
Rather than remain as independent divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the Master Funds’ investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Capital Research and the funds it advises have applied to the SEC for an exemptive order that would give Capital Research the authority to use, upon approval of the Master Funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Funds, including making changes to the management subsidiaries and affiliates providing such services. Each Master Funds’ shareholders pre-approved this arrangement at a meeting of shareholders on November 24, 2009. There is no assurance that Capital Research will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.
In addition, the Master Funds’ shareholders approved a proposal to reorganize the American Funds Insurance Series® into a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the American Funds Insurance Series® reserves the right to delay the implementation.
The Master Fund counselors primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below:
Master Growth Fund Team Members
Donnalisa P. Barnum is a Senior Vice President of Capital World Investors. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 25 years. Ms. Barnum has been an equity portfolio counselor for the Master Growth Fund for the past 8 years.
Gregg E. Ireland is a Senior Vice President of Capital World Investors. Mr. Ireland has been employed with Capital Research or its affiliates for the past 39 years. Mr. Ireland has been an equity portfolio counselor for the Master Growth Fund for the past 5 years.
Gregory D. Johnson is a Senior Vice President of Capital World Investors. Mr. Johnson has been employed in the investment management area of Capital Research or its affiliates for the past 18 years. Mr. Johnson has been an equity portfolio counselor for the Master Growth Fund for the past 4 years.
Michael T. Kerr is a Senior Vice President of Capital World Investors. Mr. Kerr has been employed with Capital Research or its affiliates for 26 years. Mr. Kerr has been an equity portfolio counselor for the Master Growth Fund for the past 6 years.
Ronald B. Morrow is a Senior Vice President of Capital World Investors. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 14 years. Mr. Morrow has been an equity portfolio counselor for the Master Growth Fund for the past 8 years.
Master Global Growth Fund Team Members
Martin Jacobs is a Senior Vice President of Capital World Investors. Mr. Jacobs has been employed with Capital Research or its affiliates for the last 10 years. Mr. Jacobs has been an equity portfolio counselor for the Master Global Growth Fund for the past 2 years.
Robert W. Lovelace is a Senior Vice President of Capital World Investors. Mr. Lovelace has been employed with Capital Research or its affiliates for the last 26 years. Mr. Lovelace has been an equity portfolio counselor for the Master Global Growth Fund since the inception of the Fund (14 years).
Steven T. Watson is a Senior Vice President of Capital World Investors. Mr. Watson has been employed with Capital Research or its affiliates for 21 years. Mr. Watson has been an equity portfolio counselor for the Master Global Growth Fund for the past 9 years.
Paul A. White is a Senior Vice President of Capital World Investors. Mr. White has been employed with Capital Research
SunAmerica Series Trust

Management
or its affiliates for 12 years. Mr. White has been an equity portfolio counselor for the Master Global Growth Fund for the past 6 years.
Master Growth-Income Fund Team Members
James K. Dunton is a Senior Vice President of Capital Research Global Investors. Mr. Dunton has been employed with Capital Research or its affiliates for the past 49 years. Mr. Dunton has been an equity portfolio counselor for the Master Growth-Income Fund since its inception (25 years).
J. Blair Frank is a Senior Vice President of Capital Research Global Investors. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 17 years. Mr. Frank has been an equity portfolio counselor for the Master Growth-Income Fund for the past 5 years.
Claudia P. Huntington is a Senior Vice President of Capital Research Global Investors. Ms. Huntington has been employed with Capital Research or its affiliates for the past 36 years. Ms. Huntington has been an equity portfolio counselor for the Master Growth-Income Fund for 17 years.
Donald D. O’Neal is a Senior Vice President of Capital Research Global Investors. Mr. O’Neal has been employed with Capital Research or its affiliates for the past 26 years. Mr. O’Neal has been an equity portfolio counselor for the Master Growth-Income Fund for 6 years.
C. Ross Sappenfield is a Senior Vice President of Capital Research Global Investors. Mr. Sappenfield has been employed with Capital Research or its affiliates for the past 19 years. Mr. Sappenfield has been an equity portfolio counselor for the Master Growth-Income Fund for 12 years.
Dylan J. Yolles is a Senior Vice President of Capital Research Global Investors. Mr. Yolles has been employed with Capital Research or its affiliates for 11 years. Mr. Yolles has been an equity portfolio counselor for the Master Growth-Income Fund for the past 6 years.
Master Asset Allocation Fund Team Members
Alan N. Berro is a Senior Vice President of Capital World Investors. Mr. Berro has been employed with Capital Research or its affiliates for 20 years. Mr. Berro has been an equity portfolio counselor for the Master Asset Allocation Fund for the past 11 years.
David A. Daigle is a Senior Vice President of Fixed Income, Capital Research. Mr. Daigle has been employed with Capital Research or its affiliates for 17 years. Mr. Daigle has been a fixed-income portfolio counselor for the Master Asset Allocation Fund for 2 years.
Jeffrey T. Lager is a Senior Vice President of Capital World Investors. Mr. Lager has been employed in the investment management area of Capital Research or its affiliates for the past 15 years. Mr. Lager has been an equity portfolio counselor for the Master Asset Allocation Fund for the past 4 years.
James R. Mulally is a Senior Vice President of Fixed Income, Capital Research. Mr. Mulally has been employed with Capital Research or its affiliates for 31 years. Mr. Mulally has been a fixed income equity portfolio counselor for the Master Asset Allocation Fund for 5 years.
Eugene P. Stein is a Senior Vice President of Capital World Investors. Mr. Stein has been employed with Capital Research or its affiliates for 39 years. Mr. Stein has been an equity portfolio counselor for the Master Asset Allocation Fund for the past 3 years.
With respect to the individuals listed, the Portfolios’ SAI provides additional information about compensation, other accounts managed and ownership of securities in the Master Funds.
SunAmerica Series Trust

 Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio’s financial performance for the period since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net gain										Ratio of
			(loss) on										net
	Net Asset		investments			Dividend		Net		Net			investment
	Value,	Net	(both		Dividends	from net		Asset		Assets,	Ratio of		income
	beginning	investment	realized	Total from	from net	realized		Value,		end of	expenses to		(loss) to
Period	of	income	and	investment	investment	gain on	Total	end of	Total	period	average net		average net		Portfolio
ended	period	(loss)*	unrealized)	operations	income	investments	Distributions	period	Return**	(000’s)	assets(1)(2)		assets(1)(2)(3)		turnover

American Funds Growth SAST Portfolio Class 3
09/01/06@- 12/31/06	$10.00	$0.45	$0.21	$0.66	$—	$—	$—	$10.66	6.60%	$1,608	0.70	%†	4.39	%†	3%
12/31/07	10.66	0.14	1.13	1.27	(0.00)	(0.00)	(0.00)	11.93	11.93	86,673	0.70		1.34		0
12/31/08	11.93	0.07	(5.30)	(5.23)	(0.04)	(0.11)	(0.15)	6.55	(44.19)	106,960	0.62		0.80		1
12/31/09	6.55	0.03	2.47	2.50	(0.13)	(0.65)	(0.78)	8.27	38.96	161,696	0.56		0.36		7
12/31/10	8.27	0.04	1.47	1.51	(0.02)	—	(0.02)	9.76	18.32	217,557	0.57		0.47		7

American Funds Global Growth SAST Portfolio Class 3
09/01/06@- 12/31/06	10.00	(0.07)	0.97	0.90	—	—	—	10.90	9.00	2,113	0.70	†	(0.69	)†	2
12/31/07	10.90	0.43	1.15	1.58	—	—	—	12.48	14.50	64,528	0.70		3.86		0
12/31/08	12.48	0.21	(4.99)	(4.78)	(0.11)	(0.08)	(0.19)	7.51	(38.62)	92,198	0.65		2.24		0
12/31/09	7.51	0.11	2.98	3.09	(0.20)	(0.44)	(0.64)	9.96	41.67	157,384	0.57		1.24		7
12/31/10	9.96	0.14	0.99	1.13	(0.07)	—	(0.07)	11.02	11.42	272,299	0.56		1.46		5

American Funds Growth-Income SAST Portfolio Class 3
09/01/06@- 12/31/06	10.00	0.61	0.17	0.78	—	—	—	10.78	7.80	1,707	0.70	†	8.50	†	3
12/31/07	10.78	0.30	0.19	0.49	(0.00)	(0.00)	(0.00)	11.27	4.58	84,199	0.70		2.91		0
12/31/08	11.27	0.18	(4.44)	(4.26)	(0.07)	(0.05)	(0.12)	6.89	(38.05)	117,097	0.61		1.99		5
12/31/09	6.89	0.10	1.99	2.09	(0.17)	(0.36)	(0.53)	8.45	30.88	161,494	0.57		1.33		6
12/31/10	8.45	0.10	0.82	0.92	(0.09)	—	(0.09)	9.28	11.04	188,981	0.57		1.23		6

American Funds Asset Allocation SAST Portfolio Class 3
09/01/06@- 12/31/06	10.00	0.52	0.04	0.56	—	—	—	10.56	5.60	603	0.70	†	6.86	†	1
12/31/07	10.56	0.41	0.25	0.66	(0.01)	(0.00)	(0.01)	11.21	6.20	18,664	0.70		3.95		3
12/31/08	11.21	0.28	(3.59)	(3.31)	(0.10)	(0.06)	(0.16)	7.74	(29.85)	30,398	0.70		3.05		9
12/31/09	7.74	0.17	1.62	1.79	(0.19)	(0.24)	(0.43)	9.10	23.44	45,971	0.70		2.13		5
12/31/10	9.10	0.18	0.90	1.08	(0.12)	—	(0.12)	10.06	12.00	75,523	0.66		1.96		5

*	Calculated based on average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the life insurance companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements (recoupment) and expense reductions.

†	Annualized.

@	Commencement of operations.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	12/31/06		12/31/07		12/31/08		12/31/09		12/31/10
		Net		Net		Net		Net		Net
		Investment		Investment		Investment		Investment		Investment
		Income		Income		Income		Income		Income
	Expenses†	(Loss)†	Expenses	(Loss)	Expenses	(Loss)	Expenses	(Loss)	Expenses	(Loss)
American Funds Growth SAST Portfolio	28.69%	(23.59)%	1.25%	0.80%	1.19%	0.23%	1.16%	(0.24)%	1.17%	(0.13)%
American Funds Global Growth SAST Portfolio	22.96	(22.95)	1.40	3.17	1.30	1.59	1.27	0.54	1.26	0.76
American Funds Growth-Income SAST Portfolio	28.74	(19.54)	1.25	2.36	1.19	1.42	1.17	0.73	1.17	0.63
American Funds Asset Allocation SAST Portfolio	60.88	(53.32)	1.63	3.03	1.31	2.45	1.27	1.56	1.23	1.39

(2)	Does not include underlying fund expenses that the Portfolios bear indirectly.

(3)	Recognition of net investment income by the Portfolios is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolios invest.

SunAmerica Series Trust

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•	The Annual/Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

•	The Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.
The Trust’s prospectus, SAI, and semi-annual and annual reports are available at www.sunamerica.com or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.
SUNAMERICA SERIES TRUST
INVESTMENT COMPANY ACT
File No. 811-07238
AMERICAN FUNDS INSURANCE SERIES®
INVESTMENT COMPANY ACT
File No. 811-3857
SunAmerica Series Trust

STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 2, 2011
SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 35 portfolios. This Statement of Additional Information (“SAI”) relates to the following 31 portfolios:
Aggressive Growth Portfolio
Alliance Growth Portfolio
Balanced Portfolio
Blue Chip Growth Portfolio
Capital Growth Portfolio
Cash Management Portfolio
Corporate Bond Portfolio
Davis Venture Value Portfolio
“Dogs” of Wall Street Portfolio
Emerging Markets Portfolio
Equity Index Portfolio
Equity Opportunities Portfolio
Foreign Value Portfolio
Fundamental Growth Portfolio
Global Bond Portfolio
Global Equities Portfolio
Growth-Income Portfolio
Growth Opportunities Portfolio
High-Yield Bond Portfolio
International Diversified Equities Portfolio
International Growth and Income Portfolio
Marsico Focused Growth Portfolio
MFS® Massachusetts Investors Trust Portfolio
MFS® Total Return Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
Small & Mid Cap Value Portfolio
Small Company Value Portfolio
Technology Portfolio
Telecom Utility Portfolio
Total Return Bond Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Trust, dated May 2, 2011. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. The SAI incorporates the Prospectus by reference. The Trust’s audited financial statements with respect to the fiscal year ended January 31, 2011 are incorporated into this SAI by reference to its 2011 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. BOX 54299
LOS ANGELES, CALIFORNIA 90054-0299
(800) 445-7862

i

ii

iii

THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 35 separate portfolios (each, a “Portfolio”), thirty-one of which are described herein. The four Master-Feeder Portfolios (American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios) are discussed in a separate SAI. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
Shares of the Trust are held by separate accounts of SunAmerica Annuity and Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation (“SAAL”), First SunAmerica Life Insurance Company, a New York corporation (“FSLIC”), American General Life Insurance Company of Delaware (formerly, AIG Life Insurance Company), a Delaware corporation (“AGD”), American General Life Insurance Company, a Texas corporation (“AGLIC”), and The United States Life Insurance Company in the City of New York, a New York corporation (“USLIC”)1 (the “Separate Accounts”). SAAL and FSLIC are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. AGD, AGLIC and USLIC are indirect wholly-owned subsidiaries of AIG (see “Account Information” in the Prospectus). The life insurance companies listed above are collectively referred to as the “Life Companies.”
The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Board of Trustees (the “Trustees”) subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b)Balanced Portfolio, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997; (d) “Dogs” of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) the Marsico Focused Growth Portfolio which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002; and (j) the American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios which commenced operations on September 1, 2006. Effective January 12, 1999, the Trust’s fiscal year end changed from November 30 to January 31 (for all Portfolio included in this SAI).
The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.
Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.
Portfolio Name Changes. The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marsico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007, (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio effective May 1, 2007 (o) SunAmerica

[1]	American International Life Assurance Company of New York, a New York corporation merged into USLIC effective December 31, 2010.

1

Balanced Portfolio to Balanced Portfolio effective May 1, 2007 and (p) Worldwide High Income Portfolio to Total Return Bond Portfolio effective May 1, 2008.
SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the Prospectus, SAAMCo retains AllianceBernstein L.P. (“AllianceBernstein”), formerly Alliance Capital Management L.P., BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) (“BofA Advisors”) Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (“CMIA”), Davis Selected Advisers L.P. d/b/a Davis Advisors (“Davis”), Federated Investment Management Company (“Federated”), Franklin Advisory Services, LLC (“Franklin”), Goldman Sachs Asset Management International (“GSAM-International”), Invesco Advisers, Inc. (“Invesco”), J.P. Morgan Investment Management Inc. (“JP Morgan”), Marsico Capital Management, LLC (“Marsico”), Massachusetts Financial Services Company (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), OppenheimerFunds, Inc. (“Oppenheimer”), Pacific Investment Management Company LLC (“PIMCO”), PineBridge Investments LLC (“PineBridge”) Putnam Investment Management LLC. (“Putnam”), Templeton Investment Counsel, LLC (“Templeton”) and Wells Capital Management Incorporated (“WellsCap”), (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo.
On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.
INVESTMENT OBJECTIVES AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios” in the Prospectus. The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

2

SUPPLEMENTAL INVESTMENT/RISK CHARTS
The following charts and information supplements the information contained in the Prospectus and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.
Fixed Income Portfolios

	CASH	CORPORATE	GLOBAL	HIGH-YIELD	TOTAL RETURN
	MANAGEMENT	BOND	BOND	BOND	BOND
In what other types of investments may the Portfolio periodically invest?
• Borrowing (up to 5%)
• Floating rate obligations
• Illiquid securities (up to 5% of net assets)
• Registered investment companies
• Reverse repurchase agreements
• Standby commitments
• Variable amount master demand notes
• Variable rate demand notes
• When issued and delayed-delivery securities

• Equity securities:
- common stocks (up to 5%)
- warrants and rights (up to 10%)
• Dollar rolls
• Firm commitments
• Registered investment companies
• Reverse repurchase agreements
• REITS
• Foreign securities:
- emerging markets
• Loan participations and assignments
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Options on swaps
• Defensive instruments
• Illiquid securities (up to 15%)
• Repurchase agreements
• Roll transactions
• Variable and floating rate obligations
• Junk bonds
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Options and futures
• Hybrid instruments
• Collateralized bond obligations (“CBOs”)
• Reverse repurchase agreements
• Foreign securities:
- emerging markets
• Equity securities:
- warrants and rights (up to 10%)
- convertible securities
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Fixed income securities:
- Municipal bonds
- Convertible securities
- Brady bonds
• Repurchase agreements
• Short term investments
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Preferred securities
• Pass-through securities
• Bank capital securities

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality	• Active trading • Emerging markets • Equity risk • Prepayment • Real estate industry	• Risk of investing in junk bonds	• Convertible securities • Currency volatility • Derivatives • Emerging markets • Equity risk	• NA

3

Balanced or Asset Allocation Portfolios

MFS TOTAL
	BALANCED	RETURN
In what other types of investments may the Portfolio periodically invest?	• Reverse repurchase agreements • Foreign securities: - emerging markets • Borrowing for temporary or emergency purposes (up to 33 1/3%) • IPOs	• Borrowing for temporary or emergency purposes (up to 33 1/3%) • Illiquid securities (up to 15%) • IPOs • Junk bonds (up to 10%)

What other types of risks may potentially or periodically affect the Portfolio?	• Emerging markets • IPO investing	• Counterparty and Third-Party • Emerging markets • Illiquidity • IPO investing • Risk of investing in junk bonds
Equity Portfolios

		ALLIANCE	BLUE CHIP		DAVIS VENTURE
	AGGRESSIVE GROWTH	GROWTH	GROWTH	CAPITAL GROWTH	VALUE
In what other types of investments may the Portfolio periodically invest?
• Fixed income securities:
- corporate bonds
- investment grade securities
- preferred stocks
• Rights
• Reverse repurchase agreements
• Currency transactions
• Forward commitments
• REITs
• Registered investment companies
• Short term investments
• Firm commitment agreements
• When issued and delayed delivery transactions
• Illiquid securities (up to 15%)
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Short sales
• Convertible securities (up to 10%)
• Illiquid securities (up to 15%)
• Forward commitments
• Currency transactions
• Junk bonds (up to 10%)
• IPOs
• Equity securities:
- small- and mid-cap stocks
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Illiquid securities (up to 15%) • Fixed income securities • Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Defensive instruments
• Illiquid securities (up to 15%)
• Options on foreign currencies
• IPOs
• Fixed income securities:
- U.S. government securities
- corporate bonds
- investment grade securities
- preferred stocks
- zero coupon and deferred interest bonds
- junk bonds (up to 10%)
• Repurchase agreements
• Short term investments
• REITs
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Fixed income securities:
- corporate bonds
- investment grade securities
• Options
• Illiquid securities (up to 15%)
• Registered investment companies (up to 10%)
• Currency transactions
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• IPOs

What other types of risks may potentially or periodically affect the Portfolio?	• Currency volatility • Interest rate fluctuations • Real estate industry	• Credit quality • Currency volatility • IPO investing • Risk of investing in junk bonds • Short sales risk • Small companies • Illiquidity	• Currency volatility • Illiquidity • Interest rate fluctuations	• Illiquidity • IPO investing • Real estate industry • Risk of investing in junk bonds • Unseasoned companies	• Currency volatility • Derivatives • Hedging • Illiquidity • Interest rate fluctuations • IPO investing • Small companies

4

	“DOGS” OF WALL		EQUITY	FUNDAMENTAL
	STREET	EQUITY INDEX	OPPORTUNITIES	GROWTH	GROWTH-INCOME
In what other types of investments may the Portfolio periodically invest?	• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1/3%)	• IPOs • Foreign securities: - emerging markets • Illiquid securities (up to 15%) • Small cap stocks • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Hybrid instruments
• Fixed income securities:
- U.S. government securities
- corporate bonds
- investment grade securities
- zero coupon and deferred interest bonds
• IPOs
• Illiquid securities (up to 15%)
• Reverse repurchase agreements
• Firm commitment agreements
• REITs
• When issued and delayed delivery transactions
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Equity securities: - small-cap stocks • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Junk bonds
• Equity securities:
- convertible securities
- warrants
• Fixed income securities:
- preferred stocks
• Illiquid securities (up to 15%)
• IPOs
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Illiquidity	• Currency volatility • Emerging markets • Foreign exposure • Illiquidity • IPO investing • Small sized companies	• Credit quality • Currency volatility • IPO investing • Real estate industry • Utility industry • Illiquidity	• Risk of investing in junk bonds • Small companies	• Illiquidity • IPO investing

		MARSICO	MFS
	GROWTH	FOCUSED	MASSACHUSETTS	MID-CAP	REAL
	OPPORTUNITIES	GROWTH	INVESTORS TRUST	GROWTH	ESTATE
In what other types of investments may the Portfolio periodically invest?
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Currency transactions
• Foreign securities:
- depositary receipts
- Eurodollar and yankee obligations
• IPOs
• Repurchase and reverse repurchase agreements
• Short sales
• Short term investments
• When-issued and delayed-delivery securities

• Equity securities:
- small-cap stocks
- mid-cap stocks
• REITS
• Registered investment companies
• Forward foreign currency contracts
• Defensive instruments
• Hybrid instruments
• Illiquid securities (up to 15%)
• Options and futures
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
			• Illiquid securities (up to 15%) • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Short sales • IPOs • Options	• Illiquid securities (up to 15%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Currency transactions • IPOs • Master limited partnerships (“MLPs”)
• Fixed income securities:
- investment grade securities
- junk bonds (up to 5%)
• Options
• Illiquid securities (up to 15%)
• IPOs
• Registered investment companies
• Foreign securities:
- emerging markets
• Currency transactions
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Currency volatility • IPO investing • Short sales risk	• Derivatives • Hedging • Illiquidity • Small and medium sized companies	• Credit quality • Counterparty and third party • Illiquidity • IPO investing • Short sales risk	• Currency volatility • Illiquidity • IPO investing	• Currency volatility • Credit quality • Derivatives • Emerging markets • Hedging • Illiquidity • IPO investing • Risk of investing in junk bonds • Utility industry

5

	SMALL & MID CAP	SMALL COMPANY
	VALUE	VALUE	TECHNOLOGY	TELECOM UTILITY
In what other types of investments may the Portfolio periodically invest?
• Equity securities:
- growth stocks
• Fixed income securities:
- investment grade securities
- junk bonds (up to 5%)
• Hybrid instruments
• Defensive investments
• ETFs
• Foreign securities:
- emerging markets
• IPOs
• Income trusts
• REITs
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Junk bonds (up to 5%) • IPOs • Foreign securities: - emerging markets • Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Fixed income securities:
- corporate bonds
- U.S. government securities
- zero-coupon, deferred interest and PIK bonds
• ETFs
• REITs
• Registered investment companies
• Short term investments
• Defensive investments
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Fixed income securities:
- U.S. government securities
- zero coupon, deferred interest and PIK bonds
• Equity securities:
- warrants and rights
• IPOs
• Firm commitment agreements
• When issued and delayed delivery transactions
• Illiquid securities (up to 15%)
• Registered investment companies
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Emerging markets • Growth stocks • Interest rate fluctuations • IPO investing • Real estate investment • Risk of investing in junk bonds	• Credit quality • Currency volatility • Emerging markets • IPO investing • Risk of investing in junk bonds	• Interest rate fluctuations	• Hedging • Illiquidity • IPO investing • Value investing
International Equity Portfolios

				INTERNATIONAL	INTERNATIONAL
	EMERGING	FOREIGN		DIVERSIFIED	GROWTH
	MARKETS	VALUE	GLOBAL EQUITIES	EQUITIES	AND INCOME
In what other types of investments may the Portfolio periodically invest?	• Equity securities: - warrants • Structured notes • Forward commitments • Junk bonds (up to 5%) • Defensive investments • Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Equity securities:
- convertible securities
- growth stocks
• Currency transactions
• Junk bonds (up to 5%)
• Unseasoned companies (up to 5%)
• Warrants (up to 5%)
• Equity swaps (up to 5%)
• Borrowing for temporary or emergency purposes (up to 33 1/3%)

• Short sales
• Equity securities:
- convertible securities
• Illiquid securities (up to 15%)
• IPOs
• Options
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• REITs
• Fixed Income securities
• Preferred stocks
				• Borrowing for temporary or emergency purposes (up to 33 1/3%) • Depositary receipts • IPOs • Fixed income securities	• Equity securities: - convertible securities - warrants • Illiquid securities (up to 15%) • Defensive investments • Forward commitments • Borrowing for temporary or emergency purposes (up to 33 1/3%)

What other types of risks may potentially or periodically affect the Portfolio?	• Credit quality • Risk of investing in junk bonds	• Growth stocks • Risk of investing in junk bonds • Unseasoned companies	• Illiquidity • IPO investing • Short sales risk • Convertible securities	• Counterparty • Credit quality • IPO investing • Risk of investing in bonds	• Illiquidity
SUPPLEMENTAL GLOSSARY
ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the

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“underlying issuer”) and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored”. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are

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commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.
BORROWING. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
COLLATERALIZED DEBT OBLIGATIONS (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under

8

the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
COUNTERPARTY AND THIRD PARTY RISK. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.
CURRENCY VOLATILITY. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Capital Growth Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over-the-counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to

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the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
EXCHANGE TRADED FUNDS (“ETFs”) are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. Examples of ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iSharesSM. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.
FIXED INCOME SECURITIES. Certain Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest

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payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond and Commercial Paper Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower Rated Fixed Income Securities
Certain Portfolios may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.
Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower rated fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Portfolio’s investment policies. A Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual

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distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.
FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (“Forward Contracts”) involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are

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buying and selling various currencies. A Portfolio may enter into Forward Contracts for hedging purposes and/or to seek to increase total return.
Each of the Portfolios except the Cash Management Portfolio may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.
The Portfolios will cover outstanding Forward Contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date (“Covering/Closing Forwards”). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is “out of the money” in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible

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because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
The portfolio management team for the Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.
HYBRID INSTRUMENTS, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a

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minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the “SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments which are securities having a return tied to an underlying index or other security or asset class. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated

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Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.
ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest no more than 15% (5% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, certain interest rate swaps, currency swaps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and

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quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Commercial paper issues in which a Portfolio may be invested include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio’s 5% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.
The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.
INCOME TRUST. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets which will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.
INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
IPO INVESTING. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offerings (“IPOs”), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may

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be volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.
The MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
MASTER LIMITED PARTNERSHIPS (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of

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interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmer’s Home Association (“FMHA”), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made

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and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently

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on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.
MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
NON-DIVERSIFIED STATUS. The Global Bond and Marsico Focused Growth Portfolios are considered “non-diversified” investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

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OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of call option. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets, except for the Total Return Bond Portfolio which has no limitation.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning Options, Futures and Options on Futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that

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time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an

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amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options would subject the Portfolio to certain risks. The subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.
Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types

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of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to

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attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
     Limitations on entering into Futures Contracts. Each Portfolio has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio’s daily marked-to-market

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(net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
The Portfolios are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolios under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a pool operator under the CEA.
On February 11, 2011, the CFTC proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a Portfolio invests in more than a prescribed level of its liquidation value in futures and certain other instruments, or if the Portfolio markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, a Portfolio and/or Trust may be subject to the CFTC requirements, and the disclosure and operations of the Portfolio and/or Trust would need to comply with applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses. The Adviser and Subadvisers may also be subject to CFTC regulation if the Portfolio or Trust were deemed to be a commodity pool.
OTHER INVESTMENT COMPANIES. The Portfolios may invest in securities of other investment companies (including ETFs such as SPDRs, DIAMONDS, Nasdaq 100 Shares and iSharesSM) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. These limitations may be exceeded for certain ETFs that have received SEC exemptions, subject to compliance with the applicable conditions. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”
REAL ESTATE INVESTMENT TRUSTS (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.
REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements

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(including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”
ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. A Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. Each such Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Each Portfolio except the Cash Management Portfolio may lend securities; however, at the present time no Portfolio engages in securities lending.
SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to

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obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the Total Return Bond Portfolio which has no limitation. The High-Yield Bond Portfolio and Total Return Bond Portfolio may also engage in short sales that are not “against the box.” In such a short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete the short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:
Limitations applicable to the Cash Management Portfolio. The policies of the Cash Management Portfolio, as discussed in the following paragraphs, are amended to reflect the following:

(1)	The Cash Management Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days. A second tier security is a security eligible for purchase by the Portfolio that has been rated by NRSROs in the in the second highest short-term rating category or determined by the investment adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.

(2)	No more than 3% of the Cash Management Portfolio’s assets may be invested in second-tier securities, including commercial securities and extendible commercial notes (“ECNs”) (change from the previous limit of 5%).

(3)	No more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in second-tier securities issued by a single issuer (change from the previous limit of the greater of 1% or $1 million).

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are

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subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.
Commercial Paper are short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations (“NRSRO”) or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 3% of the Cash Management Portfolio’s assets may be invested in commercial paper in the second highest rating category; no more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in such securities of any one issuer.) See “Appendix - Corporate Bond and Commercial Paper Ratings” for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Extendable Commercial Notes are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by S&P Rating Service, a division of the McGraw-Hill Companies, Inc. by Moody’s Investor Service, Inc. (“Moody’s”), Fitch Research (“Fitch”), or if unrated, determined by the Adviser/Subadviser to be of comparable quality, or (b) other ECNs deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 3% of the Cash Management Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in such securities of any one issuer). See “Appendix — Corporate Bond and Commercial Paper Ratings” for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio’s investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S& P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

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Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P, Moody’s, Fitch, or if unrated, determined to be of comparable quality by the Adviser/Subadviser. See “Appendix — Corporate Bond and Commercial Paper Ratings” for description of investment-grade ratings by S&P and Moody’s.
U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (5% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.
Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered money market funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.
SPECIAL SITUATIONS. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and in demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the

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commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
SWAPS. Interest-Rate Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
Portfolios, other than the Total Return Bond Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P and Fitch or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser. The Total Return Bond Portfolio has the ability to enter into swaps and swap related transaction (such as caps and floors) if the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either A or better by S&P, Fitch and Moody’s.
Currently, the Global Bond Portfolio may invest up to 5% of its net assets in credit default swaps, currency swaps and option on swaps.
Credit default swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

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Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the adviser/subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.
For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Equity Swaps. Equity swaps, a type of total return swap, are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be

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made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.
Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
The Capital Growth Portfolio may invest up to 15% of its net assets (together with other illiquid securities) on all structured securities not deemed to be liquid and swap transactions.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally

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adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
VALUE INVESTING. A Portfolio’s emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to under-take exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

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WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.
A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)
To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.
When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.
ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

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SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

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SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
BONDS AND SECURITIES RATINGS
HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:
Sensitivity to Interest Rate and Economic Changes — High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.
Payment Expectations — High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
Liquidity and Valuation — There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following points contain additional information regarding restrictions and/or requirements or restates previous information disclosed elsewhere in the Prospectus and/or SAI concerning the Portfolios’ investments in high-yield, high-risk bonds:
•	The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust’s Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody’s and S&P (for example, commercial paper rated P-1 and A-1 by Moody’s and S&P, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody’s or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody’s and S&P.
•	The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

•	All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB- by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 25% of the Portfolio’s total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating

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requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.
•	The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody’s or C by S&P (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody’s or D by S&P.
•	The Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by S&P or Baa3 by Moody’s.
•	The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and comparable unrated securities (“junk bonds”).
•	The Equity Opportunities Portfolio may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the Equity Opportunities Portfolio may invest must be rated, at the time of purchase, BBB or better by S&P, Baa by Moody’s or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.
•	The Alliance Growth and Fundamental Growth Portfolios may invest up to 10% in convertible securities rated below BBB by S&P or Baa by Moody’s or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).
•	The Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.
•	The Small Company Value Portfolio and Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
•	The Telecom Utility Portfolio may invest up to 20% of its net assets in less than investment grade debt obligations.
•	The Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
•	The Mid-Cap Growth Portfolio may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities.
•	The International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody’s or S&P.
•	The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.
•	The Aggressive Growth, Davis Venture Value, “Dogs” of Wall Street, Equity Index, Global Equities, Growth-Income, International Diversified Equities, MFS Massachusetts Investors Trust and Technology Portfolios may not invest in junk bonds.
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts,

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commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:
•	The High-Yield Bond and Total Return Bond Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).
•	The Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.

•	The Cash Management, Global Bond, Equity Index, Davis Venture Value, “Dogs” of Wall Street and Global Equities Portfolios may not invest in warrants.

•	The Cash Management, Global Bond, Equity Index, Growth-Income, Davis Venture Value, “Dogs” of Wall Street and Alliance Growth Portfolios may not invest in rights.
Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES
CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.
In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.
In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.
Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

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In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:
Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.
In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.
Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.
Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.
Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.
Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.
Investment Restrictions of the Cash Management Portfolio
The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:
     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this

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limitation shall apply only to 75% of the value of the Portfolio’s total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.
     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.
     3. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
     4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.
     5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
     6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.
     7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.
In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:
     a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio’s total assets would be so invested.
     b. Pledge or hypothecate its assets.
     c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.
     d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.
     e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have “put” or “stand-by” commitment features are not considered “puts” for purposes of non-fundamental investment restriction c above.
It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.
Investment Restrictions of the Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Cash Management, Corporate Bond, Davis Venture Value, “Dogs” Of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Global Bond, Global Equities, Growth-Income, Growth Opportunities, High-Yield Bond, International Diversified Equities, International Growth and Income, Marsico Focused Growth, MFS Massachusetts Investors Trust, Mid-Cap Growth, MFS Total Return, Putnam Growth: Voyager, Real Estate, Small

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& Mid Cap Value, Small Company Value, Capital Growth, Technology, Telecom Utility and Total Return Bond Portfolios.
The Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Capital Growth, Corporate Bond, Davis Venture Value, “Dogs” of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Fundamental Growth, Global Bond, Global Equities, Growth-Income, Growth Opportunities, High Yield Bond, International Diversified Equities, International Growth and Income, Marsico Focused Growth, MFS Massachusetts Investors Trust, MFS Total Return, Mid-Cap Growth, Real Estate, Small & Mid Cap Value, Small Company Value, Technology, Telecom Utility and Total Return Bond Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:
     1. Other than the Global Bond, Total Return Bond, “Dogs” of Wall Street, Mid-Cap Growth, and Marsico Focused Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.
     2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Total Return Bond, “Dogs” of Wall Street Growth, Mid-Cap Growth and Marsico Focused Growth Portfolios.
     3. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the “Dogs” of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.
     4. Invest in real estate (including in the case of all Portfolios except the Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.
     5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.
     6. Borrow money, except to the extent permitted by applicable law or regulatory approval.
     7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.
     8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.
In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Total Return Bond, Balanced, MFS Total Return, Telecom Utility, Equity Index, Growth-Income, Equity Opportunities, Davis Venture Value, “Dogs” of Wall Street,

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Alliance Growth, Capital Growth, MFS Massachusetts Investors Trust, Fundamental Growth, Blue Chip Growth, Real Estate, Small Company Value, Mid-Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Focused Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:
     a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.
     b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.
     c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Total Return Bond, Balanced, Telecom Utility, Equity Opportunities and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.
     d. Invest in companies for the purpose of exercising control or management.
     e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.
     f. Sell securities short except to the extent permitted by applicable law.
     g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.
     h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
Notwithstanding the above restrictions, the “Dogs” of Wall Street, the Mid-Cap Growth and Total Return Bond Portfolio are each operating as a diversified investment company, and may not revert to a non-diversified investment company unless shareholders of each Portfolio approve such action.
TRUST OFFICERS AND TRUSTEES
The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

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Disinterested Trustees

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name and Date of	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Birth	Trust	Time Served[1]	During Past 5 Years	Trustee[2]	Held by Trustee[3]
Garrett F. Bouton DOB: October 19, 1944	Trustee	March 2007- Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	56	None.

Carl D. Covitz DOB: March 31, 1939	Trustee	February 2001-Present	Owner and President, Landmark Capital, Inc. 1973-Present).	56	None.

Jane Jelenko DOB: August 19, 1948	Trustee	September 2006-Present	Retired Partner KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	56	Director, Countrywide Bank (2003-2008).

Gilbert T. Ray DOB: September 18, 1944	Trustee	February 2001-Present	Retired Partner, O’Melveny & Myers LLP (law firm) (since 2000); and Attorney (1972-2000) thereof.	56	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Wattson, Wyatt Worldwide (services — management consulting services) (2000-2009); Director, DineEquity (since 2004); Director, Diamond Rock Hospitality (since 2005); Director, Towers Watson & Co. (since 2010).

Allan L. Sher DOB: October 19, 1931	Trustee	January 1997-Present	Retired, Brokerage Executive (1992-Present).	56	Director, Bowl America Incorporated (1997-Present).

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more register investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (35 portfolios); SunAmerica Specialty Series (3 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Income Funds (5 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (14 portfolios); SunAmerica Equity Funds (3 funds); Anchor Series Trust (9 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]	Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

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Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
Name and Date of	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Birth	Trust	Time Served[1]	During Past 5 Years	Trustee[2]	Held by Trustee[3]
Bruce G. Willison DOB: October 16, 1948	Trustee and Chairman	February 2001-Present	Chairman and CEO, Grandpoint Capital Advisors (since 2009) (investment banking); Professor of Management, Anderson School at UCLA (2006-Present); Dean, Anderson School at UCLA (1999-2005).	56	Director, Move, Inc. (real estate agents & managers) (since 2003); Director, Healthnet International, Inc. (business services) (since 2000).
Interested Trustees

Number of
Portfolios in Fund
	Position(s)			Complex	Other
Name and Date of	Held with	Length of Time	Principal Occupation(s)	Overseen	Directorship(s)
Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee
Jana W. Greer [1] DOB: December 30, 1951	Trustee	February 2001-Present	President (since 1996) and Chief Executive Officer (since 2008), SunAmerica Retirement Markets, Inc., Executive Vice President (since 2001) and Director (since 1999), AIG Retirement Services, Inc.; President (since 2002) and Director (since 1992), SunAmerica Annuity and Life Assurance Company (“SAAL”); Executive Vice President (since 2006) and Director (since 1988), First SunAmerica Life Insurance Company (“FSLIC”); President (since 2006) and Director (since 1988), SunAmerica Life Insurance Company.	56	None.

[1]	Ms. Greer is considered to be an Interested Trustee because she serves as President of SunAmerica Retirement Markets, Inc., Executive Vice President and Director of AIG Retirement Services, Inc., President and Director of SAAL and Executive Vice President of FSLIC affiliates of the Adviser.

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     Officers

Number
of
Portfolios
in Fund
	Position(s)			Complex	Other
Name and Date of	Held with	Length of	Principal Occupation(s)	Overseen	Directorship(s)
Birth	Trust	Time Served	During Past 5 Years	by Officer	Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and General Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present);.	N/A	N/A

Cynthia A. Gibbons-Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, SunAmerica (August 2007 to Present); Chief Compliance Officer SunAmerica (2002 to 2007).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Secretary	2005 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2007 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006).	N/A	N/A

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Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SunAmerica and the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Trust’s distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

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Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 20 years of experience in the banking industry. He is currently a Professor of Management at the UCLA Anderson School of Management. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experiences serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years experience in the investment services industry. Mr. Bouton also serves as a board member on both corporate and non-profit organizations.
Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on boards of directors for more than 15 years.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trusts with valuable insights into compensation, audit and governance issues.
Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years experience serving as a director on other boards. Mr. Sher has 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.
Jana W. Greer. Ms. Greer has served as a Trustee of the portfolios in the Fund complex since 2001. As President and CEO of SunAmerica Retirement Markets, she heads the variable annuity business through which contracts offering portfolios in the Fund complex are marketed and sold. A veteran of the insurance and financial services industry, she has more than 35 years of experience with the SunAmerica companies and the annuity industry, including past service as a director of one of the largest retirement savings industry associations. Ms. Greer is president and a director of two affiliated life insurance companies, as well as serving on the boards of several educational institutions and other non-profit organizations.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $120,000, plus $2,500 for each regularly scheduled meeting attended and expenses is paid to each Trustee who is not an officer or employee of SAAL or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Meetings. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board Meetings, a participation fee of $2,500 will be paid. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Disinterested Trustee serves on each Committee of the Board of Trustees and Ms. Greer serves on the Ethics Committee. Members of each Committee serve without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit

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and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met three times during the fiscal year ending January 31, 2011.
The Nomination and Governance Committee (the “Nomination Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the independent trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Mr. Ray serves as the Chair of the Nomination Committee. The Nomination Committee met two times during the fiscal year ended January 31, 2011.
The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once during the fiscal year ended January 31, 2011.
As of March 31, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.
Independent Trustees

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST [1]	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Interested Trustee

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES[2]
Jana W. Greer	0	0

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31, 2010. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

2	Includes the Trust (35 portfolios) and Seasons Series Trust (21 portfolios).

As of December 31, 2010, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or SunAmerica Capital Services, Inc. (the “Distributor”) or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

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Compensation Table
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of SAAL or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2011.

		PENSION OR RETIREMENT
	AGGREGATE COMPENSATION	BENEFITS ACCRUED AS PART OF	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX
TRUSTEE	FROM TRUST	TRUST EXPENSES	PAID TO TRUSTEES *
Garrett Bouton	$88,750	—	$135,000
Carl D. Covitz	88,750	—	135,000
Jane Jelenko	88,750	—	135,000
Gilbert T. Ray	88,750	—	135,000
Allan L. Sher	96,887	—	147,500
Bruce G. Willison	132,686	—	202,500

•	Fund Complex includes the Trust (35 portfolios), SunAmerica Specialty Series (3 funds) SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund) VALIC Company I (33 funds), VALIC Company II (15 funds), and Seasons Series Trust (21 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of SAAL, which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
On September 22, 2008, AIG, the ultimate parent of SAAMCo, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.
On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.
Terms of the Advisory Agreement
The Advisory Agreement provides that the Adviser shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and

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any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing Prospectus and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
Advisory Fees
As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

FEE RATE
(as a % of average daily net
PORTFOLIO	asset value)
Aggressive Growth Portfolio[1]	.75% to $100 million
.675% next $150 million
.625% next $250 million
.60% over $500 million

Alliance Growth Portfolio	.70% to $50 million
.65% next $100 million
.60% over $150 million

Balanced Portfolio	.70% to $50 million
.65% next $100 million
.60% next $150 million
.55% next $200 million
.50% over $500 million

Blue Chip Growth Portfolio	.70% to $250 million
.65% next $250 million
.60% over $500 million

Capital Growth Portfolio	.90% to $50 million
.85% next $150 million
.80% over $200 million

Cash Management Portfolio[2]	.475% to $100 million
.45% next $400 million
.425% over $500 million
.40% over $1 billion

Corporate Bond Portfolio	.70% to $50 million
.60% next $100 million
.55% next $100 million
.50% over $250 million

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FEE RATE
(as a % of average daily net
PORTFOLIO	asset value)
Davis Venture Value Portfolio	.80% to $100 million
.75% next $400 million
.70% over $500 million

“Dogs” of Wall Street Portfolio	.60%

Emerging Markets Portfolio	1.15% to $100 million
1.10% next $100 million
1.05% over $200 million

Equity Index Portfolio	.40%

Equity Opportunities Portfolio	.80% to $50 million
.75% next $200 million
.70% over $250 million

Foreign Value Portfolio	1.025% to $50 million
.865% next $150 million
.775% next $300 million
.75% over $500 million

Fundamental Growth Portfolio	.85% to $150 million
.80% next $150 million
.70% over $300 million

Global Bond Portfolio	.75% to $50 million
.65% next $100 million
.60% next $100 million
.55% over $250 million

Global Equities Portfolio	.90% to $50 million
.80% next $100 million
.70% next $150 million
.65% over $300 million

Growth-Income Portfolio	.70% to $50 million
.65% next $100 million
.60% next $150 million
.55% next $200 million
.50% over $500 million

Growth Opportunities Portfolio	.75% to $250 million
.70% next $250 million
.65% over $500 million

High-Yield Bond Portfolio	.70% to $50 million
.65% next $100 million
.60% next $100 million
.55% over $250 million

International Diversified Equities Portfolio	.85% to $250 million
.80% next $250 million
.75% over $500 million

International Growth and Income	1.00% to $150 million
Portfolio	.90% next $150 million
.80% over $300 million

Marsico Focused Growth Portfolio	.85%

MFS Massachusetts Investors Trust	.70% to $600 million
Portfolio	.65% next $900 million
.60% over $1.5 billion

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FEE RATE
(as a % of average daily net
PORTFOLIO	asset value)
MFS Total Return Portfolio[3]	.70% to $50 million
.65% next $450 million
.625% next $250 million
.595% next $250 million
.575% over $1 billion

Mid-Cap Growth Portfolio	.80% to $100 million
.75% over $100 million

Real Estate Portfolio	.80% to $100 million
.75% next $400 million
.70% over $500 million

Small & Mid Cap Value Portfolio	.95% to $250 million
.90% over $250 million

Small Company Value Portfolio	1.00% to $200 million
.92% next $300 million
.90% over $500 million

Technology Portfolio	1.00% to $250 million
.95% next $250 million
.90% over $500 million

Telecom Utility Portfolio	.75% to $150 million
.60% next $350 million
.50% over $500 million

Total Return Bond Portfolio[4]	.60%

[1]	The Adviser has voluntarily agreed to waive 0.15% of investment advisory fees for the Aggressive Growth Portfolio for the period May 1, 2011 through July 31, 2011. The voluntary waiver may be equal to or less than 0.45% to the extent assets in the Portfolio increase above $100 million during the period in which the waiver is in effect.

[2]	The Adviser shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

[3]	Prior to November 1, 2008, the advisory fees for the MFS Total Return Portfolio were as follows: 0.70% to $50 million 0.65% over $50 million

[4]	Prior to May 1, 2008, the advisory fees for the Total Return Bond Portfolio were as follows: 0.80% to $350 million 0.75% over $350 million

The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31.

Portfolio	2011	2010	2009
Aggressive Growth	$507,234	$442,230	$705,163
Alliance Growth	2,681,006	2,715,504	3,776,524
Balanced	874,586	800,342	1,038,994
Blue Chip Growth	339,933	213,570	260,754
Capital Growth*	593,638	561,562	609,522
Cash Management	1,875,907	2,770,371	3,076,405
Corporate Bond	5,264,522	4,698,161	4,547,649
Davis Venture Value	9,781,062	9,270,495	12,978,628
“Dogs” of Wall Street	303,831	258,581	373,997
Emerging Markets	3,080,587	2,607,905	3,089,356
Equity Index**	70,240	67,885	99,205
Equity Opportunities	763,369	748,888	1,094,841
Foreign Value	3,831,591	3,276,156	3,783,182
Fundamental Growth*****	1,290,226	1,207,264	1,546,939
Global Bond	1,746,840	1,624,462	1,793,582
Global Equities	927,864	881,068	1,340,814
Growth-Income	1,440,826	1,473,201	2,224,520

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Portfolio	2011	2010	2009
Growth Opportunities	940,082	629,268	533,380
High-Yield Bond	1,778,840	1,617,663	1,599,456
International Diversified Equities	2,693,040	2,662,989	3,754,065
International Growth and Income***	3,372,344	3,257,797	4,040,742
Marsico Focused Growth	764,009	630,430	922,141
MFS Massachusetts Investors Trust	1,634,760	1,262,019	1,270,911
MFS Total Return	4,860,565	4,817,410	6,270,624
Mid-Cap Growth	1,219,354	1,043,428	1,382,649
Real Estate	1,917,132	1,456,081	1,800,803
Small & Mid Cap Value	4,234,119	3,285,074	3,393,730
Small Company Value	1,532,566	1,090,498	984,042
Technology****	404,202	332,338	377,371
Telecom Utility	271,316	265,351	391,125
Total Return Bond	3,210,699	1,971,983	847,454

*	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Capital Growth Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $33,449, $31,565 and $34,391, respectively.

**	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Equity Index Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $8,780, $8,484 and $12,404, respectively.

***	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the International Growth & Income Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $182,646, $175,775 and $38,545, respectively.

****	The Adviser voluntarily agreed to, until further notice, waive 0.10% of investment advisory fees for the Technology Portfolio. For the fiscal years ended January 31, 2011, 2010 and 2009, the amount of advisory fees waived were $40,420, $33,234 and $37,737, respectively.

*****	The Adviser voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the Fundamental Growth Portfolio. The fee concession for the Fundamental Growth Portfolio is only valid through September 2011. For the fiscal year ended January 31, 2011 and 2010, the amount of advisory fees waived were $76,037 and $26,307.

For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each Portfolio’s average net assets: Equity Index Portfolio 0.55% for Class 1 shares; Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. The Adviser may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers or reimbursements will continue indefinitely, but may be terminated at any time. These voluntary waivers and/or reimbursements, with the exception of advisory fee waivers, are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the expense limitations described above.
For the last three fiscal years ended January 31, SunAmerica voluntarily waived fees or reimbursed expenses for all classes of shares, which are not included as part of the advisory fee table as follows:

Portfolio	2011	2010	2009
Blue Chip Growth	$41,292	$37,772	$43,809
Equity Index	49,344	45,161	52,141
The remaining balances subject to recoupment are as follows:

Portfolio	2011	2010	2009
Blue Chip Growth	$79,014	$81,531	$68,871
Equity Index	94,505	$97,497	86,091
SUBADVISORY AGREEMENTS
AllianceBernstein, BofA Advisors, CMIA, Davis, Federated, Franklin, GSAM-International, Invesco, JP Morgan, Marsico, MFS, MSIM, Oppenheimer, PIMCO, PineBridge, Putnam, Templeton and WellsCap act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible.

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Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers’ fees.
AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianceBerstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust. BofA Advisors is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. CMIA is a wholly owned subsidiary of Ameriprise Financial Inc., Davis is a Colorado limited partnership. Federated is a wholly-owned subsidiary of Federated Investors, Inc. Franklin is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. GSAM-International is a unit of the Investment Management Division (“IMD”), a subsidiary of Goldman Sachs Company, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. Marsico is an indirect subsidiary of Marsico Group, LLC, a limited liability company. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. OppenheimerFunds, Inc. is a wholly owned subsidiary of Oppenheimer Acquisition Corp., which is in turn majority owned by the Massachusetts Mutual Life Insurance Company. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America, L.P (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PineBridge is a Delaware limited liability company and is a wholly owned subsidiary of PineBridge Global Investment LLC, which is a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. Putnam is a Delaware limited liability company and is a subsidiary of Power Corporation of Canada. Templeton is a wholly-owned subsidiary of Franklin Templeton Investments. WellsCap is a wholly owned subsidiary of Wells Fargo & Company, a publicly held diversified financial services company.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SAAMCo or not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Subadvisory Fees
The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

ANNUAL FEE
(as a % of the average daily
net assets the Subadviser
SUBADVISER	PORTFOLIO	Manages in the Portfolio)
AllianceBernstein	Alliance Growth Portfolio	.35% on the first $50 million
.30% on the next $100 million
.25% thereafter

	Small & Mid Cap Value Portfolio	.50% on the first $250 million
.45% thereafter

BofA Advisers	Cash Management Portfolio[1]	.125% on the first $100 million
.100% on the next $400 million
.075% on the next $500 million
.05% thereafter

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ANNUAL FEE
(as a % of the average daily
net assets the Subadviser
SUBADVISER	PORTFOLIO	Manages in the Portfolio)
CMIA	Technology Portfolio	.50% on the first $150 million
.45% on the next $100 million
.425% thereafter

Davis	Davis Venture Value Portfolio	.45% on the first $100 million
	Real Estate Portfolio	.40% on the next $400 million
.35% thereafter

Federated	Corporate Bond Portfolio	.30% on the first $25 million
.25% on the next $25 million
.20% on the next $100 million
.15% thereafter

Franklin	Small Company Value Portfolio	.60% on the first $200 million
.52% on the next $300 million
.50% thereafter

GSAM International	Global Bond Portfolio	.40% on the first $50 million
.30% on the next $100 million
.25% on the next $100 million
.20% thereafter

Invesco	Growth Opportunities Portfolio	.50%

JP Morgan	Balanced Portfolio	.40% on the first $50 million
.30% on the next $100 million
.25% thereafter

	Global Equities Portfolio	.45% on the first $50 million
.40% on the next $100 million
.35% on the next $350 million
.30% thereafter

	Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% thereafter

	Mid-Cap Growth Portfolio	.42% on the first $100 million
.40% thereafter

Marsico	Marsico Focused Growth Portfolio[2]	.45%

MFS	MFS Massachusetts Investors Trust	.40% on the first $300 million
	Portfolio	.375% on the next $300 million
.35% on the next $300 million
.325% on the next $600 million
.25% thereafter

	MFS Total Return Portfolio[3]	.375% on the first $500 million
.350% on the next $250 million
.320% on the next $250 million
.300% thereafter

	Telecom Utility Portfolio	.375% on the first $250 million
.325% on the next $500 million
.30% on the next $750 million
.25% thereafter

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ANNUAL FEE
(as a % of the average daily
net assets the Subadviser
SUBADVISER	PORTFOLIO	Manages in the Portfolio)
MSIM	International Diversified Equities	.45% on the first $250 million
	Portfolio	.40% on the next $250 million
.35% thereafter

Oppenheimer	Capital Growth Portfolio	.45% on the first $50 million
.40% on the next $200 million
.375% on the next $250 million
.35% thereafter

	Equity Opportunities Portfolio	.40% on the first $50 million
.35% on the next $200 million
.30% thereafter

PIMCO	Total Return Bond Portfolio	0.25%

PineBridge	High-Yield Bond Portfolio[4]	.40% on the first $50 million
.30% on the next $200 million
.25% thereafter

Putnam	Emerging Markets Portfolio	.85% on the first $100 million
.80% on the next $100 million
.75% thereafter

	International Growth and Income	.65% on the first $150 million
	Portfolio	.55% on the next $150 million
.45% thereafter

Templeton	Foreign Value Portfolio	.625% on the first $50 million
.465% on the next $150 million
.375% on the next $300 million
.35% thereafter

WellsCap	Aggressive Growth Portfolio[5]	.45% on the first $100 million
.40% on the next $100 million
.35% thereafter

	Fundamental Growth Portfolio	.45% on the first $150 million
.425% on the next $150 million
.35% thereafter

1	For purposes of determining whether the Portfolio’s assets meet the breakpoints set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by the Subadviser on behalf of the Seasons Series Trust and SunAmerica Series Trust shall be aggregated.

2	For purposes of the breakpoint on the Marsico Focused Growth Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of the SunAmerica Series Trust and Seasons Series Trust Focus Growth and Income Portfolio for which Marsico serves as subadviser.

3	Prior to November 1, 2008, the subadvisory fees for the MFS Total Return Portfolio were ..375% of net assets.

4	Prior to March 29, 2010, the High-Yield Bond Portfolio was managed by SAAMCo.

5	Wells Capital has voluntarily agreed to waive 0.15% of subadvisory fees for the Aggressive Growth Portfolio for the period May 1, 2011 through July 31, 2011.

The following table sets forth the fees paid to the Subadvisers, for the last three fiscal years ended January 31.

SUBADVISER	PORTFOLIO	2011	2010	2009
AllianceBernstein	Alliance Growth	$1,175,419	$1,189,793	$1,631,885
	Growth-Income (through 11/14/10)	516,549	672,167	961,449
	Small & Mid Cap Value	2,179,560	1,704,790	1,759,222

BofA Advisors	Cash Management	429,692	587,358	641,411
	Technology (through 04/30/10)	68,766	166,169	188,686

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SUBADVISER	PORTFOLIO	2011	2010	2009
CMIA	Technology (since 05/01/2010)	133,335	—	—

Davis	Davis Venture Value	5,040,531	4,785,247	6,639,314
	Real Estate	1,045,804	799,910	983,762

FAF Advisors	Equity Index (through 10/03/10)	14,499	21,212	31,003

Federated	Corporate Bond	1,616,857	1,446,948	1,401,795

Franklin	Small Company Value	919,540	654,299	590,425

GSAM-International	Global Bond	794,306	747,694	811,277

Invesco	Growth Opportunities (since 06/01/10)	442,331	—	—

JP Morgan	Balanced	442,117	407,850	512,937
	Global Equities	463,932	440,534	670,407
	Growth-Income (since 11/15/10)	142,128	—	—
	Mid-Cap Growth	643,655	549,833	730,750

Marsico	Marsico Focused Growth	404,476	333,757	488,193

MFS	MFS Massachusetts Investors Trust	934,149	721,154	726,235
	MFS Total Return	2,761,413	2,736,324	3,596,091
	Telecom Utility	135,658	132,676	195,563

MSIM	Growth Opportunities (through 05/31/10)	184,390	419,512	355,587
	International Diversified Equities	1,409,020	1,393,806	1,934,117
	Total Return Bond(formerly, Worldwide High
	Income Portfolio through 04/30/08)	—	—	88,974

Oppenheimer	Capital Growth	292,594	362,814	300,005
	Equity Opportunities	369,572	277,476	524,259

PIMCO	Total Return Bond (since 05/01/08)	1,337,791	821,660	287,199

PineBridge	High-Yield Bond (since 3/29/10)	739,687	—	—

Putnam	Emerging Markets	2,243,119	1,851,593	2,247,780
	International Growth and Income	1,911,172	1,904,556	2,430,723

Templeton	Foreign Value	1,987,659	1,719,430	1,962,900

Wells Cap	Aggressive Growth Portfolio (since 07/20/09)	304,340	154,301	—
	Fundamental Growth	607,094	606,650	819,560
PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2011, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

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	Other Accounts
	(As of January 31, 2011)
		Registered Investment Companies			Pooled Investment Vehicles			Other Accounts
Advisers/				Assets			Total Assets			Total Assets
SUBADVISER	Portfolio Managers	No. of Accounts		(in millions)	No. of Accounts		(in millions)	No. of Accounts		(in millions)
SAAMCo	Kurtz, James	10		$8,077.0	—		—	—		—
	Massey, John	6		$887.8	—		—	—		—
	Voege, Brendan	2		$561.5	—		—	—		—

AllianceBernstein	MacGregor, James	144		$21,738	216	(6)	$11,854 ($420)	33,092	(40)	$59,619 ($4,887)
	Paul, Joseph Gerard	146		$21,742	227	(9	$13,460 ($479)	33092	(40)	$59,619 ($4,887)
	Randell, David	51		$5,809	49		$535	32,356	(4)	$16,521) ($498)
	Wallace, Scott	51		$5,809	49		$535	32,356	(4)	$16,521) ($498)
	Weiner, Andrew	58	(1)	$6,845 $4,000)	50		$1,528	32,772	(5)	$19,124 ($182)

BofA Advisors	Albright, Dale R.	16		$56.350	—		—	4		$0.445
	Corridan, Karyn	16		$56.350	—		—	2		$0.169
	Moller, Michelle M.	16		$56.350	—		—	2		$0.109

CMIA	Diwan, Ajay	5		$5, 240	5		$2,010	9		$376.81
	Lu, Benjamin	2		$625.27	2		$26.32	1		$0.0002
	Parower, Richard M.	4		$4,920	5		$2,010	8		$284.71
	Wick, Paul H.	5		$5,240	5		$2,010	6		$279.73

Davis	Davis, Andrew A.	3		$793	2		$1.2	11		$118
	Davis, Christopher C.	26		$56.2	11		$1.5	104		$8.5
	Feinberg, Kenneth C.	24		$56.2	10		$1.4	91		$7.7
	Spears, Chandler	2		$327	2		$1.2	10		$93

Federated	Balestrino, Joseph M.	12		$11,434	—		—	2		$55
	Durbiano, Mark E.	17		$5,040	2		$36	1		$53
	Ruffner, Brian S.	—		—	—		—	—		—
	Smith, Christopher J.	5		$997	—		—	11		$977

Franklin	Baughman, Bruce	14		$12,641.6	1		$396.1	—		—
	Lippman, William J.	15		$13,415.9	1		$396.1	1		$774.3
	McGee, Margaret	14		$12,641.6	—		—	—		—
	Sahin, Y. Dogan	2		$3,230.4	—		—	—		—
	Taylor, Don	14		$12,641.6	1		$396.1	—		—

GSAM-Int’l	Lindsay, Iain	121	(1)	$42,761 ($770)	121	(20)	$47,751 ($4,283)	1900	(29)	$211,219 ($8,259)
	Wilson, Andrew F	121	(1)	$42,761 ($770)	121	(20)	$47,751 ($4,283)	1900	(29)	$211,219 ($8,259)

Invesco	Hart, Matthew	2		$1,439.3	1		$20.7	—		—
	Speer, Justin	2		$1,439.3	1		$20.7	—		—

JP Morgan	Bhargava, Sandeep	2		$207	12	(1)	$4,469 ($109)	5	(2)	$1,253 ($495)
	Dessner, Maddie	—		—	—		—	61		$2,864
	Hart, Clare	3		$697	2		$437	3		$156
	Jakobson, Patrik	13		$6,967	2		$869	20	(3)	$4233 ($1,968)
	Jones, Christopher	13		$7,456	1	(1)	$131 ($99)	2		$38
	Parton, Timothy	7		$3,352	1		$439	3		$93
	Simon, Jonathon K. L.	12		$9,869	6		$1,981	26		$1,941

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	Other Accounts
	(As of January 31, 2011)
		Registered Investment Companies		Pooled Investment Vehicles			Other Accounts
Advisers/			Assets		Total Assets				Total Assets
SUBADVISER	Portfolio Managers	No. of Accounts	(in millions)	No. of Accounts	(in millions)		No. of Accounts		(in millions)
Marsico	Marsico, Thomas F.	28	$17,304	15	$2,285		115	*	$12,899
	Rao, A. Douglas	24	$17,408	9	$1,338		100	*	$12,366
	Witter, Coralie	9	$11,636	8	$1,229		100	*	$12,366
MFS	Beatty, T. Kevin	4	$4,527.5	—	—		10		$2,603.8
	Chitkara, Nevin P.	20	$39,949.0	6	$2,382.1		32		$9,718.3
	Douglas, William P.	6	$13,216.0	—	—		—		—
	Gorham, Steven R.	20	$39,949.0	6	$2,382.1		32		$9,718.3
	Hawkins, Richard O.	12	$17,200.0	2	$1,136.0		6		$696.9
	Marston, Joshua P.	9	$16,367.5	14	$4,632.1		4		$696.9
	Persons, Robert D.	13	$11,435.4	2	$618.3		3		$554.9
	Shaughnessy, Maura A.	5	$6,330.7	—	—		—		—
	Taylor, Brooks A.	9	$14,337.6	—	—		—		—
	Zatlyn, Nicole M.	4	$4,527.5	—	—		9		$2,597.3
MSIM	Thivierge, Ann	4	$1,146	1	$517		11	(1)	$5,641 ($125)
Oppenheimer	Govil, Manind	7	$11,782	1	*	*	1		$216
	Ram, Benjamin	7	$13,247	1	*	*	—		—
	Van Cleave, Julie	8	$11,782	1	$150		—		—
PIMCO	Dialynas, Chris P.	15	$20,246	16	$14,664		104		$40,843
PineBridge	Lindvall, Tim	9	$543.9	2	$316		7		$605.5
	Yovanovic, John	9	$543.9	2	$316		7		$605.5
Putnam	Graña, Daniel	6	$157.8	7	$183.7		3		$2,116.1
	Jaroch, Darren.	9	$1,729.1	7	$905.4		1		$100.0
Templeton	Docal, Antonio***	6	$8,018.3	4	$1,251.0		50		$7,830.2
	Motyl, Gary P.***	12	$13,087.4	7	1,655.1		53		$9,902.4
	Waddell, Heather	—	—	—	—		9		$448.2
WellsCap	Harris, Michael C.	9	$3,842	2	$32		93		$5,080
	Pence, Thomas J.	15	$6,370	2	$32		165		$7,132
	Smith, Michael.	6	$3,467	1	$7		65		$2,722

*	of the “other accounts” is a wrap fee platform which includes approximately 4,918 underlying clients for total assets (in millions) of approximately $2,340 and 2 of the “other accounts” represent model portfolios for total assets (in millions) of approximately $1,862.

**	Actual dollar amount of assets is $446.

***	Of these accounts, Mr. Docal and Mr. Motyl manage a pooled investment vehicle with $131.7 million in assets with a performance fee.

Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, an Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SAAMCo or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have

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a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and Advisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Advisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SAAMCo Code and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SAAMCo Code and Subadviser’s Codes of Ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser’s management of the Portfolios, investments and such Other Accounts.
Compensation
     Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
SAAMCo. SAAMCo believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component for the portfolio manager of this Fund is discretionary and based on individual performance, as well as the organizational performance of SAAMCo and the Investment Department.
While SAAMCo has a process that identifies a key manager for each portfolio, the firm also employs a team approach to the management of all of its accounts. It is the firm’s policy to develop managers, making them actively involved in portfolio management and stock selection issues. If a key investment professional leaves the firm, it is the firm’s intention to tap one of the team members for the assignment. Alternatively, the firm would be inclined to hire a replacement from the outside.
AllianceBernstein. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor

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is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:
(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.
(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.
(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
BofA Advisors. BofA Advisors. BofA Advisors’ portfolio managers received all of their compensation from BofA Advisors and its parent company, BofA Global Capital Management Group, LLC, in the form of base salary and an annual award which is 100% at management judgment. The annual management judgement award is based on individual performance against established enterprise, business and individual results/behavioral metrics.
Funding for the management judgment component pool is based upon Corporate (BAC/GWIM) and LOB (BACM) performance and will be adjusted to align to profitability. The award may be delivered in a combination of cash, a long term cash award, restricted stock shares / units or other forms of compensation at management’s discretion, and is valued according to BofA’s method of valuing all forms of compensation.
A portfolio manager’s individual management judgment award is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, BofA Advisors generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to selected benchmarks and peer groups noted below, emphasizing the manager’s three- and five-year performance. BofA Advisors may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Compliance with all applicable laws and regulations, as well as company policies, practices and procedures, is an ongoing obligation of every associate. Consequently, compliance may be a modifier of awards based on management judgment and, subject to applicable law, compensation may

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be reduced or participants may lose eligibility for any award if management determines a participant has not fulfilled all performance or compliance obligations.

Portfolio Manager	Primary Benchmark(s)	Peer Group
Dale Albright	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
Michelle Moller	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
Karyn Corridan	30-day Treasury Bills	Lipper Money Market Variable Annuity Classification
CMIA. Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.
Davis. Davis’ portfolio managers’ compensation may consist of (i) base salary, (ii) an annual bonus equal to a percentage of growth in Davis’ profits, (iii) awards of equity (“Units”) in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchase shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Davis fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis’ portfolio managers are provided benefits packages including life insurance, health insurance and participation in company 401(k) plan comparable to that received by other company employees.
Mr. Feinberg’s and Mr. Spears’ compensation consists of all four compensation components. Christopher Davis’ and Andrew Davis’ compensation consists of a base salary.
Federated. Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e. 75% Barclays Capital U.S. Credit Bond Index/25% Barclays U.S. High Yield 2% Issuer Cap Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, the portfolio manager may also serve as the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts may be excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his/her role at Federated, the Portfolio Manager may have oversight responsibility for other portfolios that he/she does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups. In addition, the Portfolio Manager may serve on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on

64

corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Franklin. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
       Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.
GSAM-International. Compensation for GSAM International portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable

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compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over the one-, three- and five-year time horizons.
The benchmark for the Global Bond Portfolio is the J.P. Morgan Global Government Bond Index (unhedged). The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Subadviser	Performance time period[1]
Invesco [2]	One-, Three- and Five-year performance against Portfolio peer group.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[1]	Rolling time periods based on calendar year-end.

[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

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Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.
JP Morgan J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Marsico. The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.
As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without

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limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.
MFS. MFS’s portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus. Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010*, the following benchmarks were used to measure performance for the Portfolios:

Portfolio Manager	Benchmark(s)
T. Kevin Beatty	Standard & Poor’s 500 Stock Index

Nevin P. Chitkara	Standard & Poor’s 500 Stock Index

Steven R. Gorham	Standard & Poor’s 500 Stock Index

Richard O. Hawkins	Barclays Capital U.S. Aggregate Index,

Joshua P. Marston	Barclays Capital U.S. Aggregate Index,

Maura A. Shaughnessy	Standard & Poor’s Utilities Index

Brooks A. Taylor	Standard & Poor’s 500 Stock Index

Nicole M. Zatlyn	Standard & Poor’s 500 Stock Index

*	As of December 31, 2010, Mr. Douglas’s performance bonus was not based on the pre-tax performance of the MFS Total Return Portfolio relative to a benchmark. In addition, Mr. Persons’s performance bonus was not based on the pre-tax performance of the Telecom Utilities Portfolio relative to a benchmark.
Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

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Morgan Stanley. Portfolio Manager Compensation Structure. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
• Cash Bonus.
• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.
• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.
• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.
Oppenheimer. Oppenheimer’s portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer’s deferred compensation plan.
The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below

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median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The respective Lipper benchmark is used. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Manager. The compensation structure of the other funds currently managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.
PIMCO. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

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Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M. Unit Equity Participation Plan grants options on PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
PineBridge Investments. Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Putnam. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Templeton. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio

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manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.
WellsCap. The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.
Ownership of Portfolio Shares
As of January 31, 2010, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The SAAMCo Code is filed as an exhibit to the Trust’s registration statement and instructions concerning how this document can be obtained may be found on the back cover of the Trust’s Prospectus. SAAMCo reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SAAMCo Code by access persons of the Trust during the quarter.

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Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the SAAMCo Code. Material violations of a Subadviser’s code of ethics will be reported to the Board of Trustees.
DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing Prospectus, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing Prospectus, proxy statements, notices, annual reports and other periodic reports to existing shareholders.
After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2011.

	2011
PORTFOLIO	Class 1	Class 2	Class3
Aggressive Growth	N/A	$6,305	$36,016
Alliance Growth	N/A	45,919	371,741
Balanced	N/A	17,260	62,596
Blue Chip Growth	N/A	7,173	80,217
Capital Growth	N/A	4,098	135,544
Cash Management	N/A	48,913	555,451

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	2011
PORTFOLIO	Class 1	Class 2	Class3
Corporate Bond	N/A	72,928	1,754,355
Davis Venture Value	N/A	140,443	1,458,675
“Dogs” of Wall Street	N/A	11,166	44,435
Emerging Markets	N/A	18,100	411,208
Equity Index	N/A	—	—
Equity Opportunities	N/A	12,583	83,150
Foreign Value	N/A	52,726	1,064,582
Fundamental Growth	N/A	5,112	211,958
Global Bond	N/A	26,169	423,866
Global Equities	N/A	11,935	63,147
Growth Opportunities	N/A	7,074	267,073
Growth-Income	N/A	18,142	47,157
High-Yield Bond	N/A	34,666	353,470
International Diversified Equities	N/A	43,534	538,906
International Growth and Income	N/A	19,912	635,209
Marsico Focused Growth	N/A	28,001	126,826
MFS Massachusetts Investors Trust	N/A	21,774	371,817
MFS Total Return	N/A	88,605	897,993
Mid-Cap Growth	N/A	32,609	205,872
Real Estate	N/A	16,647	482,839
Small & Mid Cap Value	N/A	39,849	1,075,007
Small Company Value	N/A	—	372,270
Technology	N/A	6,444	58,281
Telecom Utility	N/A	4,855	25,656
Total Return Bond	N/A	40,561	953,074
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined

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to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
Certain of the Portfolio’s investments in MLPs may be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. If a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the

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Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October(or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The Real Estate Portfolio, and possibly other Portfolios, may invest in REITs that hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% of the net gain or loss and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio

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generally constitute short-term capital gain or loss. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be

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required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.
The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended January 31, 2011, the Portfolios had the following capital loss carry-forwards which will expire between 2012 and 2019:

Loss Carry-Forwards
Aggressive Growth	$89,982,763
Alliance Growth	221,750,438
Balanced	53,943,732
Blue Chip Growth	3,724,048
Capital Growth	22,318,472
Cash Management	5,702,703
Corporate Bond	—
Davis Venture Value	33,256,964
Dogs’’ of Wall Street	16,986,075
Emerging Markets	21,802,802
Equity Index	3,618,105
Equity Opportunities	46,228,974
Foreign Value	35,353,663
Fundamental Growth	66,176,841
Global Bond	—
Global Equities	72,509,591
Growth Opportunities	4,548,022
Growth-Income	7,247,670
High-Yield Bond	41,361,387
International Diversified Equities	33,563,252
International Growth and Income	175,054,871
Marsico Focused Growth	4,706,897
MFS Massachusetts Investors Trust	16,825,661
MFS Total Return	151,540,011
Mid-Cap Growth	50,577,675
Real Estate	67,149,679
Small & Mid Cap Value	13,334,870
Small Company Value	10,889,244
Technology	19,944,545
Telecom Utility	17,712,606
Total Return Bond	—
     For taxable years beginning in 2011 or later, capital losses will not be subject to expiration.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

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For the fiscal year ended January 31, 2011, the portfolio turnover rate for the Aggressive Growth Portfolio decreased significantly from the previous fiscal year ended January 31, 2010. The Portfolio’s high turnover rate for the fiscal year ended January 31, 2010 was primarily due to high volatility and high uncertainty in the markets in general. A new Subadviser was engaged in 2010 and the lower turnover rate is consistent with the investment style of the current Subadviser.
For the twelve-month period ended January 31, 2011, the annual turnover rate of the Blue Chip Growth Portfolio increased significantly. The increase was a result of portfolio repositioning in consideration of sovereign debt issues and concerns regarding European business conditions.
During the twelve-month period ended January 31, 2011, and the annual turnover rate of the Dogs of Wall Street Portfolio decreased year-over-year. The Portfolio is subject to a mandatory quarterly rebalance based on several quantitative factors including dividend yield. As a result of the decreased market volatility during the fiscal period, the relative dividend yields of many companies did not change much from quarter to quarter, and the annual portfolio turnover rate was reduced. Future turnover may increase due to market volatility or other factors.
Turnover rates for the Emerging Market Portfolio and International Growth and Income Portfolio was a direct function of the portfolio managers holding period and as such, is a good indication as to the time-frame over which we expect our undervalued stocks to outperform. With 100% turnover, the implication is that a one year holding period is sufficient for the average stock in the portfolio. 2009 was unique in that the markets rallied so sharply and so quickly, that many of the holdings reached our logical valuation limits quickly and the cash was redeployed. In other words, the 2009 holding periods were significantly shorter as a function of the market. 2010 was a year where the portfolios was rewarded more gradually and evenly.
In 2009, a new portfolio management team took over the management of the Equity Opportunities Portfolio. As a result, the portfolio turnover for the fiscal year ended January 31, 2010 was higher than normal. For the fiscal year ended January 31, 2011, the portfolio turnover was within a range that the portfolio management team would expect on a going forward basis. The new portfolio management team has a longer-term investment perspective than the previous portfolio managers and may own stocks for several years. Consequently, the Portfolio’s turnover under the new portfolio management team is expected to be lower than it was historically.
The turnover rate of the Equity Index Portfolio increased from significantly during the fiscal year ended January 31, 2011. The Portfolio’s current turnover rate represents a significant increase year-over-year, it was primarily due a change in the portfolio manager.
The portfolio turnover rate for the Foreign Value Portfolio decreased significantly for the fiscal year ended January 31, 2011. The change in turnover should not be construed as a change in the investment philosophy or process. Subadviser’s funds typically have an average long-term turnover of 20% because of the long investment horizon built into the process, and this typically ranges from 10-30%. Both this year and last year exhibit turnover typical of the strategy.
The Global Equities Portfolio’s turnover rate decreased significantly during the fiscal year ended January 31, 2011, There was no explicit decision to target a certain turnover, however, as part of the portfolio managers investment process which may result in shifts in the Portfolio’s shape. In the year ending Jan 2010, the Portfolio move from defensive to pro-cyclical on the back of the stock ranking process used by the portfolio management team. The pace of change slowed in the following year to January 2011 when the Portfolio maintained the pro cyclical shape and resulted in the lower turnover.
During the fiscal year ended January 31, 2011, the Growth-Income Portfolio’s turnover rate increased significantly. A new subadviser was engaged in 2010 and as a result of the restructuring of the Portfolio to align the holdings with the new subadviser’s management style.
The Growth Opportunities Portfolio had a significant reduction in the portfolio turnover rate during the fiscal year ended January 31, 2011. The lower turnover was a result of two factors: (i) there was a significant restructuring of the Portfolio in 2009 in response to changes in the macro economic environment and the regulatory environment for health care companies; and (ii) the subadviser has also made an effort to reduce overall turnover and have widened the valuation bands that have historically been used to trim/ and /or add to securities positions.

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The portfolio turnover for Real Estate Portfolio decreased significantly during the fiscal year ended January 31, 2011. This subadviser has a long-term buy-and-hold investment style. Market volatility results in the portfolio management team evaluation of companies and pricing resulting in adjustments or holding on to the securities held in the Portfolio.
During the fiscal year ended January 31, 2011, the portfolio turnover for the Small Company Value Portfolio increased significantly. The change in turnover should not be construed as a change in the investment philosophy or process. Subadviser’s funds typically have an average long-term turnover of 20% because of the long investment horizon built into the process, and this typically ranges from 10-30%. Both this year and last year exhibit turnover typical of the strategy.
The portfolio turnover for the Total Return Bond Portfolio increased significantly during the fiscal year ended January 31, 2011. This change was the result in the portfolio management team instituting a strategy shift in the portfolio. The changes reduced the holdings in Treasury postions and increased mortgage and Eurodollar exposures. These shifts taken together explain the portfolio turnover increases during the past fiscal year.
SHARES OF THE TRUST
The Trust consists of thirty-five separate Portfolios, each of which offers Class 1, Class 2 and/or Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.
In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
As of March 31, 2011, SAAL, FSLIC, AGD, AGLIC and USLIC, owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. AGD, AGLIC and USLIC are collectively referred to as the “Other Affiliated Life Insurance Companies” in the table below. Shares of the Trust are owned through the life companies’ separate accounts. The ownership of the Trust’s shares is as follows:

	SunAmerica	First SunAmerica	Other Affiliated
	Annuity and Life	Life Insurance	Life Insurance
	Assurance Company	Company	Companies
Aggressive Growth Portfolio (Class 1)	90.90%	4.27%	4.83%
Aggressive Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Aggressive Growth Portfolio (Class 3)	92.54%	7.46%	0.00%
Alliance Growth Portfolio (Class 1)	94.49%	4.27%	1.24%

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	SunAmerica	First SunAmerica	Other Affiliated
	Annuity and Life	Life Insurance	Life Insurance
	Assurance Company	Company	Companies
Alliance Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Alliance Growth Portfolio (Class 3)	94.84%	5.16%	0.00%

Balanced Portfolio (Class 1)	93.62%	3.87%	2.51%
Balanced Portfolio (Class 2)	100.00%	0.00%	0.00%
Balanced Portfolio (Class 3)	96.61%	3.39%	0.00%

Blue Chip Growth Portfolio (Class 1)	92.43%	7.13%	0.44%
Blue Chip Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Blue Chip Growth Portfolio (Class 3)	95.17%	4.83%	0.00%

Capital Growth Portfolio (Class 1)	95.07%	4.61%	0.32%
Capital Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Capital Growth Portfolio (Class 3)	94.95%	5.05%	0.00%

Cash Management Portfolio (Class 1)	95.86%	3.10%	1.04%
Cash Management Portfolio (Class 2)	100.00%	0.00%	0.00%
Cash Management Portfolio (Class 3)	95.15%	3.85%	0.00%

Corporate Bond Portfolio (Class 1)	97.76%	2.10%	0.14%
Corporate Bond Portfolio (Class 2)	100.00%	0.00%	0.00%
Corporate Bond Portfolio (Class 3)	96.72%	3.28%	0.00%

Davis Venture Value Portfolio (Class 1)	96.98%	2.96%	0.26%
Davis Venture Value Portfolio (Class 2)	100.00%	0.00%	0.00%
Davis Venture Value Portfolio (Class 3)	96.31%	3.69%	0.00%

“Dogs” of Wall Street Portfolio (Class 1)	95.15%	4.05%	0.80%
“Dogs” of Wall Street Portfolio (Class 2)	100.00%	0.00%	0.00%
“Dogs” of Wall Street Portfolio (Class 3)	95.82%	4.18%	0.00%

Emerging Markets Portfolio (Class 1)	95.20%	3.64%	1.16%
Emerging Markets Portfolio (Class 2)	100.00%	0.00%	0.00%
Emerging Markets Portfolio (Class 3)	95.09%	4.91%	0.00%

Equity Index Portfolio (Class 1)	100.00%	0.00%	0.00%

Equity Opportunities Portfolio (Class 1)	94.81%	4.62%	0.57%
Equity Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%
Equity Opportunities Portfolio (Class 3)	96.05%	3.95%	0.00%

Foreign Value Portfolio (Class 2)	100.00%	0.00%	0.00%
Foreign Value Portfolio (Class 3)	95.97%	4.03%	0.00%

Fundamental Growth Portfolio (Class 1)	94.48%	4.36%	1.16%
Fundamental Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Fundamental Growth Portfolio (Class 3)	94.92%	5.08%	0.00%

Global Bond Portfolio (Class 1)	96.36%	3.10%	0.54%
Global Bond Portfolio (Class 2)	100.00%	0.00%	0.00%
Global Bond Portfolio (Class 3)	96.57%	3.43%	0.00%

Global Equities Portfolio (Class 1)	96.31%	3.06%	0.63%
Global Equities Portfolio (Class 2)	100.00%	0.00%	0.00%
Global Equities Portfolio (Class 3)	92.92%	7.08%	0.00%

Growth-Income Portfolio (Class 1)	95.09%	3.93%	0.98%

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	SunAmerica	First SunAmerica	Other Affiliated
	Annuity and Life	Life Insurance	Life Insurance
	Assurance Company	Company	Companies
Growth-Income Portfolio (Class 2)	100.00%	0.00%	0.00%
Growth-Income Portfolio (Class 3)	97.02%	2.98%	0.00%

Growth Opportunities Portfolio (Class 1)	96.20%	3.17%	0.63%
Growth Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%
Growth Opportunities Portfolio (Class 3)	96.00%	4.00%	0.00%

High-Yield Bond Portfolio (Class 1)	95.51%	4.30%	0.19%
High-Yield Bond Portfolio (Class 2)	100.00%	0.00%	0.00%
High-Yield Bond Portfolio (Class 3)	97.18%	2.82%	0.00%

International Diversified Equities Portfolio (Class 1)	95.04%	4.26%	0.70%
International Diversified Equities Portfolio (Class 2)	100.00%	0.00%	0.00%
International Diversified Equities Portfolio (Class 3)	94.91%	5.09%	0.00%

International Growth and Income Portfolio (Class 1)	95.72%	3.53%	0.75%
International Growth and Income Portfolio (Class 2)	100.00%	0.00%	0.00%
International Growth and Income Portfolio (Class 3)	95.23%	4.77%	0.00%

Marsico Focused Growth Portfolio (Class 1)	93.11%	3.88%	3.01%
Marsico Focused Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Marsico Focused Growth Portfolio (Class 3)	95.65%	4.35%	0.00%

MFS Massachusetts Investors Trust Portfolio (Class 1)	94.69%	4.63%	0.68%
MFS Massachusetts Investors Trust Portfolio (Class 2)	100.00%	0.00%	0.00%
MFS Massachusetts Investors Trust Portfolio (Class 3)	95.89%	4.11%	0.00%

MFS Total Return Portfolio (Class 1)	97.39%	2.36%	0.25%
MFS Total Return Portfolio (Class 2)	100.00%	0.00%	0.00%
MFS Total Return Portfolio (Class 3)	97.41%	2.59%	0.00%

Mid-Cap Growth Portfolio (Class 1)	91.33%	4.66%	4.01%
Mid-Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%
Mid-Cap Growth Portfolio (Class 3)	94.54%	5.46%	0.00%

Real Estate Portfolio (Class 1)	94.63%	4.35%	1.02%
Real Estate Portfolio (Class 2)	100.00%	0.00%	0.00%
Real Estate Portfolio (Class 3)	95.44%	4.56%	0.00%

Small & Mid Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%
Small & Mid Cap Value Portfolio (Class 3)	95.86%	4.14%	0.00%

Small Company Value Portfolio (Class 1)	100.00%	0.00%	0.00%
Small Company Value Portfolio (Class 3)	96.08%	3.92%	0.00%

Technology Portfolio (Class 1)	96.94%	2.12%	0.94%
Technology Portfolio (Class 2)	100.00%	0.00%	0.00%
Technology Portfolio (Class 3)	93.94%	6.06%	0.00%

Telecom Utility Portfolio (Class 1)	93.96%	4.50%	1.54%
Telecom Utility Portfolio (Class 2)	100.00%	0.00%	0.00%
Telecom Utility Portfolio (Class 3)	95.20%	4.80%	0.00%

Total Return Bond Portfolio (Class 1)	98.09%	1.83%	0.08%
Total Return Bond Portfolio (Class 2)	100.00%	0.00%	0.00%
Total Return Bond Portfolio (Class 3)	96.08%	3.92%	0.00%

82

PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio’s shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio’s securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio’s shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U..S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked to market daily based upon quotations from an approved outside pricing service or market makers. Investments in open-ended and closed-ended registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-ended and closed-ended registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and not transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

83

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio’s total assets. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
EXECUTION OF PORTFOLIO TRANSACTIONS
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.
A factor in the selection of brokers is the receipt of research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.
The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust’s portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.
Commission Recapture Program
Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that

84

information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended January 31, 2011.

	2011
Portfolio	Amount ($)	% of Net Assets
Aggressive Growth	$24,103	0.04%
Alliance Growth	13,462	0.00%
Balanced	6,291	0.00%
Blue Chip Growth	3,231	0.01%
Capital Growth	—	—
Cash Management	—	—
Corporate Bond	—	—
Davis Venture Value	29,219	0.00%
“Dogs” of Wall Street	—	—
Emerging Markets	152,816	0.06%
Equity Index	—	—
Equity Opportunities	—	—
Foreign Value	11,496	0.00%
Fundamental Growth	44,177	0.03%
Global Bond	—	—
Global Equities	—	—
Growth-Income	668	0.00%
Growth Opportunities	59,779	0.05%
High-Yield Bond	—	—
International Diversified Equities	—	—
International Growth and Income	50,615	0.01%
Marsico Focused Growth	655	0.00%
MFS Massachusetts Investors Trust	8,336	0.00%
MFS Total Return	22,977	0.00%
Mid-Cap Growth	5,760	0.00%
Real Estate	—	—
Small & Mid Cap Value	84,806	0.02%
Small Company Value	—	—
Technology	6,241	0.02%
Telecom Utility	2,090	0.01%
Total Return Bond	—	—

85

Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31.
2011 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
			PERCENTAGE OF	INVOLVING PAYMENT	GROSS DOLLAR VALUE	DOLLAR AMOUNT OF
		AMOUNT PAID TO	COMMISSIONS PAID	OF COMMISSIONS	OF PURCHASE/ SALES	COMMISSIONS
	AGGREGATE BROKERAGE	AFFILIATED	TOAFFILIATED	THROUGH AFFILIATED	DIRECTED TO	DIRECTED TO
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS	RESEARCH PROVIDERS	RESEARCH PROVIDERS
Aggressive Growth	$101,816	—	—	—	$76,587,900	$114,587
Alliance Growth	$492,083	—	—	—	$593,038,614	$254,445
Balanced	$123,084	—	—	—	$85,989,597	$69,409
Blue Chip Growth	$107,818	—	—	—	—	—
Capital Growth	$50,684	$585	1.15%	0.03%	$70,512,171	$44,361
Cash Management	—	—	—	—	—	—
Corporate Bond	$4,216	—	—	—	$506,715,092	$13,244
Davis Venture Value	$323,756	—	—	—	—	—
“Dogs” of Wall Street	$31,215	—	—	—	—	—
Emerging Markets	$2,101,588	—	—	—	$646,018,717	$1,567,036
Equity Index	$2,239	—	—	—	—	—
Equity Opportunities	$69,930	$544	0.78%	0.02%	$98,291,010	$44,361
Foreign Value	$230,478	—	—	—	$50,292,487	$43,391
Fundamental Growth	$312,122	—	—	—	$379,128,830	$336,285
Global Bond	—	—	—	—	—	—
Global Equities	$213,745	$2,490	1.16%	0.06%	$87,696,843	$96,203.68
Growth-Income	$233,321	$5,392	2.31%	0.03%	$18,962,838	$13,410
Growth Opportunities	$447,085	—	—	—	—	—
High-Yield Bond	$2,209	—	—	—	—	—
International Diversified Equities	$90,908	—	—	—	—	—
International Growth and Income	$639,631	—	—	—	$363,591,463	$485,817
Marsico Focused Growth	$82,622	—	—	—	$45,964,947	—
MFS Massachusetts Investors Trust	$97,192	—	—	—	$74,716,927	$59,392
MFS Total Return	$235,068	—	—	—	$154,203,414	$134,729
Mid-Cap Growth	$187,153	—	—	—	$115,594,210	$79,962
Real Estate	$190,753	—	—	—	—	—
Small & Mid Cap Value	$705,575	$724	0.10%	0.02%	$332,804,323	$300,560
Small Company Value	$45,640	—	—	—	$20,671,677	$6,200
Technology	$161,099	—	—	—	$63,398,975	$53,266
Telecom Utility	$56,248	—	—	—	$34,798,600	$50,254
Total Return Bond	$14	—	—	—	—	—
2010 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
			PERCENTAGE OF	INVOLVING PAYMENT
		AMOUNT PAID TO	COMMISSIONS PAID	OF COMMISSIONS
	AGGREGATE BROKERAGE	AFFILIATED	TOAFFILIATED	THROUGH AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Aggressive Growth	$386,379	$7,664	1.98%	0.48%
Alliance Growth	$547,282	—	—	—

86

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
			PERCENTAGE OF	INVOLVING PAYMENT
		AMOUNT PAID TO	COMMISSIONS PAID	OF COMMISSIONS
	AGGREGATE BROKERAGE	AFFILIATED	TOAFFILIATED	THROUGH AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Balanced	$157,100	—	—	—
Blue Chip Growth	$37,854	—	—	—
Capital Growth	$60,266	$632	10.05%	0.17%
Cash Management	—	—	—	—
Corporate Bond	$170	—	—	—
Davis Venture Value	$481,463	—	—	—
“Dogs” of Wall Street	$85,453	—	—	—
Emerging Markets	$2,298,527	—	—	—
Equity Index	$2,763	—	—	—
Equity Opportunities	$185,368	$2,639	1.42%	0.66%
Foreign Value	$255,122	—	—	—
Fundamental Growth	$426,268	—	—	—
Global Bond	—	—	—	—
Global Equities	$312,522	$5,194	1.66%	1.89%
Growth-Income	123,692	—	—	—
Growth Opportunities	$726,117	$64,822	8.93%	2.04%
High-Yield Bond	$4,305	—	—	—
International Diversified Equities	$158,173	—	—	—
International Growth and Income	$1,342,085	—	—	—
Marsico Focused Growth	$90,992	—	—	—
MFS Massachusetts Investors Trust	$126,518	—	—	—
MFS Total Return	$307,034	—	—	—
Mid-Cap Growth	$231,671	—	—	—
Real Estate	$297,711	—	—	—
Small & Mid Cap Value	$581,854	—	—	—
Small Company Value	$25,009	—	—	—
Technology	$211,873	$346	0.16%	0.08%
Telecom Utility	$75,687	—	—	—
Total Return Bond	$1,935	—	—	—
2009 BROKERAGE COMMISSIONS

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
			PERCENTAGE OF	INVOLVING PAYMENT
		AMOUNT PAID TO	COMMISSIONS PAID	OF COMMISSIONS
	AGGREGATE BROKERAGE	AFFILIATED	TOAFFILIATED	THROUGH AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Aggressive Growth	$2,629,524	—	—	—
Alliance Growth	$666,988	—	—	—
Balanced	$174,555	$1,860	1.07%	0.53%
Blue Chip Growth	$44,063	—	—	—
Capital Growth	$92,736	$1,276	1.38%	0.16%
Cash Management	—	—	—	—
Corporate Bond	$176	—	—	—
Davis Venture Value	$716,825	—	—	—
“Dogs” of Wall Street	$90,725	—	—	—
Emerging Markets	$1,774,970	—	—	—
Equity Index	$2,835	—	—	—
Equity Opportunities	$168,007	$120	0.07%	0.03%
Foreign Value	$120,714	—	—	—
Fundamental Growth	$378,927	$8,603	2.27%	0.38%

87

				PERCENTAGE OF
				AMOUNT OF
				TRANSACTIONS
			PERCENTAGE OF	INVOLVING PAYMENT
		AMOUNT PAID TO	COMMISSIONS PAID	OF COMMISSIONS
	AGGREGATE BROKERAGE	AFFILIATED	TOAFFILIATED	THROUGH AFFILIATED
PORTFOLIO	COMMISSIONS	BROKER-DEALERS	BROKER-DEALERS	BROKER-DEALERS
Global Bond	—	—	—	—
Global Equities	$393,116	$3,742	0.95%	0.47%
Growth-Income	$357,685	—	—	—
Growth Opportunities	$435,832	$17,973	4.12%	0.91%
High-Yield Bond	$13,580	—	—	—
International Diversified Equities	$193,276	—	—	—
International Growth and Income	$1,150,806	—	—	—
Marsico Focused Growth	$75,062	—	—	—
MFS Massachusetts Investors Trust	$114,994	—	—	—
MFS Total Return	$716,562	—	—	—
Mid-Cap Growth	$270,857	—	—	—
Real Estate	$203,804	—	—	—
Small & Mid Cap Value	$479,896	—	—	—
Small Company Value	$70,157	—	—	—
Technology	$194,790	—	—	—
Telecom Utility	$103,680	—	—	—
Total Return Bond	$120,451	—	—	—
The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of January 31, 2011.

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
Aggressive Growth Portfolio	State Street Bank & Trust Co.	Debt	2,050

Alliance Growth Portfolio	J P Morgan Securities, Inc.	Equity	22,901
	State Street Bank & Trust Co.	Debt	297
	Goldman Sachs & Co.	Equity	19,728

Balanced Portfolio	UBS AG	Debt	425
	Citigroup Global Markets, Inc.	Equity	1,634
	Goldman Sachs & Co.	Equity	1,451
	Bank of America Corporation	Debt	356
	State Street Bank & Trust Co.	Equity	193
	Credit Suisse Securities AG	Debt	461
	Morgan Stanley & Co., Inc.	Debt	595
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Debt	1,075
	Citigroup, Inc.	Debt	1,381
	Bank of America Securities LLC	Equity	1,312
	Goldman Sachs & Co.	Debt	249
	State Street Bank & Trust Co.	Debt	7,051
	HSBC Securities, Inc.	Debt	240

Blue Chip Growth Portfolio	Wells Fargo & Co.	Equity	227

88

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	Goldman Sachs Group, Inc.	Equity	769
	State Street Bank & Trust Co.	Debt	1,748

Capital Growth Portfolio	State Street Bank & Trust Co.	Debt	288
	J.P. Morgan Chase & Co.	Equity	762

Cash Management Portfolio	Mizuho Securities USA Inc.	Debt	2,000
	Barclay’s Capital, Inc.	Debt	9,500

Corporate Bond Portfolio	Goldman Sachs & Co.	Debt	11,568
	Morgan Stanley	Debt	19,438
	Deutsche Bank Securities, Inc.	Debt	2,491
	State Street Bank & Trust Co.	Debt	5,430
	Citigroup Global Markets, Inc.	Debt	14,946
	J. P. Morgan Chase & Co.	Debt	11,188
	Bank of America	Debt	9,577
	Barclay’s Capital, Inc.	Debt	2,565

Davis Venture Value Portfolio	BNY Mellon Securities LLC	Equity	56,040
	J.P. Morgan Securities, Inc.	Equity	2,174
	Bank of America Securities LLC	Equity	1,535
	Goldman Sachs & Co.	Equity	7,477

“Dogs” of Wall Street Portfolio	State Street Bank & Trust Co.	Debt	1,181

Emerging Markets Portfolio	Banc of America Corporation	Debt	5,046

Equity Index Portfolio	Bank of New York Mellon Corp.	Equity	59
	J.P. Morgan Chase & Co.	Equity	265
	Morgan Stanley & Co., Inc.	Equity	67
	State Street Bank & Trust Co.	Debt	348
	Goldman Sachs & Co.	Equity	131
	State Street Bank & Trust Co.	Equity	37

Equity Opportunities Portfolio	State Street Bank Corporation	Debt	1,408
	State Street Bank Corporation	Equity	1,196
	Goldman Sachs & Co.	Equity	1,504

Foreign Value Portfolio	State Street Bank & Trust Co.	Debt	21,566
	UBS AG	Equity	1,398

Fundamental Growth Portfolio	State Street Bank & Trust Co.	Debt	208
	Goldman Sachs Group, Inc.	Equity	1,831

Global Bond Portfolio	State Street Bank & Trust Co.	Debt	5,616
	Citigroup Global Markets, Inc.	Debt	686
	JP Morgan Securities, Inc.	Debt	930
	UBS AG	Debt	1,340

89

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	Morgan Stanley & Co., Inc.	Debt	1,001
	Credit Suisse Securities (USA) LLC	Debt	937

Global Equities Portfolio	State Street Bank & Trust Co.	Equity	438
	State Street Bank & Trust Co.	Debt	873
	Citigroup Global Markets Inc.	Equity	1,234
	Goldman Sachs & Co.	Equity	473
	Barclays PLC	Equity	859

Growth-Income Portfolio	State Street Corporation	Debt	4,147

Growth Opportunities Portfolio	State Street Bank & Trust Co.	Debt	13,730
	Knight Securities	Equity	796

High-Yield Bond	Bank of America Corporation	Debt	3,084
	Citigroup Global Markets, Inc.	Debt	3,418
	State Street Bank & Trust Co.	Debt	2,207

International Diversified Equities Portfolio	State Street Bank & Trust Co.	Debt	24,204
	Deutsche Bank Securities, LLC	Equity	1,178
	Barclays Capital Inc.	Equity	780
	Credit Suisse Securities (USA) LLC	Equity	919
	HSBC Securities, Inc.	Equity	6,368
	Societe General	Equity	1,029
	Nomura International PLC	Equity	485

International Growth and Income Portfolio	Barclays PLC	Equity	5,499
	ING Baring Corp	Equity	2,826
	Merrill Lynch & Co., Inc.	Debt	5,230

Marsico Focused Growth Portfolio	State Street Bank & Trust Co.	Debt	5,744
	Goldman Sachs & Co.	Equity	2,932
	Citigroup Global Markets, Inc.	Equity	2,909

MFS Massachusetts Investors Trust Portfolio	J.P. Morgan Chase & Co.	Equity	7,796
	Goldman Sachs & Co.	Equity	4,429
	Bank of America Corporation	Equity	5,604
	State Street Bank & Trust Co.	Equity	3,205

MFS Total Return Portfolio	Bank of America Corporation	Equity	7,696
	J.P. Morgan Chase & Co.	Equity	16,894
	Bank of America Corporation	Debt	900
	Wells Fargo Advisors, LLC	Equity	8,722
	J.P. Morgan Chase & Co.	Debt	6,656
	Morgan Stanley & Co., Inc.	Debt	1,555
	Citigroup Global Markets, Inc.	Debt	4,305
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Debt	2,218
	UBS AG	Debt	1,325

90

			(Amount
Portfolio	Broker Dealer	Debt/Equity	($) 000’s)
	State Street Bank & Trust Co.	Equity	5,153
	Credit Suisse (USA) LLC	Debt	2,201
	Goldman Sachs Group, Inc.	Equity	11,584
	Goldman Sachs Group, Inc.	Debt	815
	Bank of New York Mellon Corp.	Equity	10,800
	BNP Paribas	Debt	379
	Deutsche Bank AG	Equity	973

Mid-Cap Growth Portfolio	State Street Bank & Trust Co.	Debt	2,369

Real Estate Portfolio	Societe General	Debt	10,626

Small & Mid Cap Value Portfolio	State Street Bank & Trust Co.	Debt	17,682

Small Company Value Portfolio	State Street Bank & Trust Co.	Debt	126

Technology Portfolio	State Street Bank & Trust Co.	Debt	3,072

Telecom Utility Portfolio	None

Total Return Bond Portfolio	Citigroup Global Markets, Inc.	Debt	4,475
	Barclay’s PLC	Debt	8,703
	Goldman Sachs & Co.	Debt	3,231
	Bank of America Corporation	Debt	9,935
	Credit Suisse Securities (USA) LLC	Debt	101
	Deutsche Bank Securities LLC	Debt	1,391
	Morgan Stanley & Co., Inc.	Debt	29,629
	J.P. Morgan Securities, Inc.	Debt	42,385
	UBS Securities, LLC	Debt	5,236
	Royal Bank of Scotland	Debt	966
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its

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affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the fiscal year ended January 31, 2011 are incorporated into this Statement of Additional Information by reference to its 2011 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.
Independent Registered Public Accounting Firm and Legal Counsel.
PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678, is the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP, performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio

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holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust’s Chief Compliance Officer and/or the Adviser’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.
The Trust’s executive officers and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.
•	Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

•	PricewaterhouseCoopers, LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•	State Street Bank & Trust Company (“SSB&T”). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•	Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•	Standard & Poors (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the

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appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a few days of its receipt.

•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•	Diligent Board Member Services, Inc. (“Diligent”). Diligent hosts online board meeting materials for the Board of Trustees.

•	Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Plexus includes a confidentiality clause.

•	RiskMetrics Group (“RiskMetrics”). RiskMetrics, formerly Institutional Shareholders Services downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. RiskMetrics does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SAAMCo’s contract with RiskMetrics includes confidentiality disclosure.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser, SAAMCo (i.e., representatives from the investment legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. Except as otherwise described below regarding case-by-case voting matters, neither SAAMCo nor any Manager has discretion concerning proxy voting decisions.
The Trust has retained a proxy voting service, RiskMetrics, to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.
Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company’s management. In holding

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portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.
Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SAAMCo and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust’s shareholders.
Examples of the Trust’s positions on voting matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:
•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock or preferred stocks;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question;[1]

•	Not vote proxies for index funds/portfolios and passively managed portfolios;[2] and

•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Trust’s shareholders and the interests of SAAMCo, the Trust’s, or one of SAAMCo’s affiliates, and the conflict is known to the Trust, senior management of the Trust and SAAMCo, including the proxy voting committee, will consult with the Independent Chairman of the Board of Trustees or, if not available, an Independent Trustee. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.
Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Portfolios for each one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.
_____________________
[1]	In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio’s shareholders.

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[2]	The Board of Trustees has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.
Shareholder and Trustee Responsibility
Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.
Registration Statement
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

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APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
DESCRIPTION OF MOODY’S CORPORATE RATINGS
Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.
DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS
     The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

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     Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
•	Leading market positions in well established industries;

•	High rates of return on funds employed;

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection;

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

•	Well established access to a range of financial markets and assured sources of alternate liquidity.
     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
     If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.
     Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.
DESCRIPTION OF STANDARD & POOR’S CORPORATE DEBT RATINGS
     A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

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          The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.
          Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is

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largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.
L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.
     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.
BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.
DESCRIPTION OF STANDARD & POOR’S COMMERCIAL PAPER RATINGS.
          A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.
A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
          The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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DESCRIPTION OF DUFF & PHELPS’ CORPORATE DEBT RATINGS
     Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.
DESCRIPTION OF DUFF & PHELPS RATING CO.’S COMMERCIAL PAPER RATINGS
     Duff & Phelps Rating Co. (“Duff & Phelps”) commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.
Duff 1+	Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2	Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3	Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5	Default.
DESCRIPTION OF THOMSON BANKWATCH, INC.’S CORPORATE DEBT RATINGS
     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.
DESCRIPTION OF THOMSON BANKWATCH, INC.’S COMMERCIAL PAPER RATINGS
     Thomson BankWatch, Inc. (“BankWatch”) short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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DESCRIPTION OF FITCH RESEARCH’S (“FITCH”) INVESTMENT GRADE BOND RATINGS
     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA.” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-L.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.
CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

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FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.
DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS
          Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.
          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.
          Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.
BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely

DD	speculative and should be valued on the basis of their ultimate recovery value in liquidation

D	or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.
DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS
     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

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FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:
F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-I+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-I +” and “F-I” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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THE SUNAMERICA SERIES TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-07238
STATEMENT OF ADDITIONAL INFORMATION
May 2, 2011
SUNAMERICA SERIES TRUST
(Class 3 Shares)
AMERICAN FUNDS® GROWTH SAST PORTFOLIO
AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO
AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO
AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO
     SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 35 portfolios. This Statement of Additional Information (“SAI”) relates to the four portfolios of the Trust listed above (each, a “Portfolio” and collectively, the “Portfolios”).
     Each Portfolio described in this SAI operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each, a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (the “Series”). Therefore, each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests and the same gross investment returns. The differences in investment goals and policies among each of the four Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. Each Portfolio’s corresponding Master Fund is listed below:

PORTFOLIO	MASTER FUND
American Funds® Growth SAST Portfolio (“Growth Portfolio”)	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)

American Funds® Global Growth SAST Portfolio (“Global Growth Portfolio”)	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)

American Funds® Growth-Income SAST Portfolio (“Growth-Income Portfolio”)	American Funds Insurance Series® Growth-Income Fund (“Master Growth-Income Fund”)

American Funds® Asset Allocation SAST Portfolio (“Asset Allocation Portfolio”)	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)
     As feeder funds, the Portfolios do not pay their investment adviser, SunAmerica Asset Management Corp. (“SAAMCo”), for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) approving SAAMCo, the Portfolios’ investment adviser, to manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action.
     This SAI is not a prospectus but it is incorporated by reference into the Prospectus for the Portfolios (the “Prospectus”) and should be read in conjunction with the current Prospectus of the Trust, dated May 2, 2011. It contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with such Prospectus. As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with your Prospectus, as well as the Master Funds’ SAI that is provided to you along with this SAI.
     The Trust’s audited financial statements with respect to the fiscal year ended December 31, 2010 are incorporated into this SAI by reference to its 2010 annual report to shareholders.
     Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus and/or annual report may be obtained by calling toll free at (800) 445-7862, or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

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Page
GENERAL INFORMATION AND HISTORY	1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES	1
DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES	3
INVESTMENT RESTRICTIONS	29
INSURANCE LAW RESTRICTIONS	32
MAJOR SHAREHOLDERS	32
TRUSTEES AND OFFICERS OF THE TRUST	32
INVESTMENT ADVISORY AND RELATED AGREEMENTS	47
PORTFOLIO MANAGERS	52
PERSONAL SECURITIES TRADING	55
DISTRIBUTION AGREEMENT	55
RULE 12B-1 PLANS	56
DIVIDENDS, DISTRIBUTIONS and FEDERAL TAXES	57
PORTFOLIO TURNOVER	62
SHARES OF THE TRUST	63
PRICE OF SHARES	64
EXECUTION OF PORTFOLIO TRANSACTIONS	67
FINANCIAL STATEMENTS	71
GENERAL INFORMATION	71
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES	72
PROXY VOTING POLICIES AND PROCEDURES	75
SHAREHOLDER AND TRUSTEE RESPONSIBILITY	78
REGISTRATION STATEMENT	78
APPENDIX A — DEBT RATINGS	A-1
EX-99.28.D.XI
EX-99.28.D.XXV
EX-99.28.D.XXX
EX-99.28.H.VIII
EX-99.28.H.IX
EX-99.28.D.X
EX-99.28.H.XI
EX-99.28.I
EX-99.28.J.I
EX-99.28.J.II
EX-99.28.P.I
EX-99.28.J.IV
EX-99.28.P.IX
EX-99.28.P.XVI
EX-99.28.P.XIX
EX-99.28.P.XX

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GENERAL INFORMATION AND HISTORY
PORTFOLIOS
     The Trust is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust, dated September 9, 1992, as amended on September 16, 1992 and on September 29, 1992. The Trust currently offers shares in 35 separate portfolios, each with its own investment goal.
MASTER FUNDS
     The Series is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 13, 1983. At a meeting of the Master Fund’s shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. The reorganization is expected to be completed in 2011 or 2012; however, the Series reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement available on the Securities and Exchange Commission’s (the “SEC”) website at sec.gov. The Master Funds are four of sixteen funds currently offered by the Series, each with its own investment objective.
     Each of the Portfolios and Master Funds is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
PORTFOLIOS
     Under the master-feeder structure, each Portfolio invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund’s investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund’s net assets unless otherwise noted. This summary is not intended to reflect all of a Master Fund’s investment limitations.
MASTER FUNDS
MASTER GROWTH FUND
GENERAL
•	The Master Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
NON-U.S. SECURITIES
•	The Master Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.
DEBT SECURITIES

•	The Master Fund may invest up to 10% of its assets in straight debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser.

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MASTER GLOBAL GROWTH FUND
GENERAL
•	The Master Fund invests primarily in common stocks of companies located around the world.
DEBT SECURITIES

•	The Master Fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs, or in unrated securities that are determined to be of equivalent quality by the Master Fund’s investment adviser.

MASTER GROWTH-INCOME FUND
GENERAL
•	The Master Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.
NON-U.S. SECURITIES
•	The Master Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.
DEBT SECURITIES

•	The Master Fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser.

MASTER ASSET ALLOCATION FUND
GENERAL

•	Under normal market conditions the Master Fund will generally invest 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

DEBT SECURITIES

•	Up to 25% of the Master Fund’s debt assets may be invested in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser.

NON-U.S. SECURITIES
•	The Master Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.
•	The Master Fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

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DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
     The investment goal and principal investment strategy for each of the Master Funds, along with certain types of investments the Master Funds make under normal market conditions and for efficient portfolio management, are described under “Investment Goal and Principal Strategies” for each Portfolio and “Portfolio Details — Additional Information about Investments, Investment Techniques and Risks” in the Prospectus. The following information supplements the information contained in the Prospectus and also provides information concerning investments the Master Funds may make on a periodic basis, which includes infrequent investments, or investments in which the Master Funds reserve the right to invest. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Master Funds and apply at the time of purchase. The shareholders will be notified at least 60 days prior to any change to a Master Fund’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.
     Since each Portfolio does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Portfolio is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note, however, that in the event that the Board determines that it is in the best interests of a Portfolio to withdraw its entire investment in a Master Fund and instead allow SAAMCo or a subadviser to direct the investment/reinvestment of the Portfolio’s assets directly in securities, then the Portfolio would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The following supplements the discussion in the Prospectus regarding investment strategies, policies and risks.
     ADRs, GDRs, and EDRs. The Master Funds may invest in ADRs, GDRs and EDRs. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Master Fund may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Master Fund’s investment policies, the Master Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
     Asset-Backed Securities. The Master Asset Allocation Fund may purchase asset-backed securities. Each of the Portfolios may invest in asset-backed securities if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile

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receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Master Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
     Borrowing. The 1940 Act permits each Master Fund to borrow up to 33 1/3% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. In the event that asset coverage for a Master Fund’s borrowings falls below 300%, the Master Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
     To the extent a Master Fund borrows for investment purposes, borrowing creates leverage, which is a speculative characteristic. Although a Master Fund is authorized to borrow, it will do so only when the Master Fund’s investment adviser believes that borrowing will benefit the Master Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Master Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Master Fund’s net asset value per share and net yield. The Master Funds expect that all of their borrowing will be made on a secured basis. The Master Funds will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Master Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
     Brady Bonds. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
     Collateralized Bond Obligations (“CBOs”). Certain of the Portfolios may invest in CBOs if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The

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bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.
     Currency Basket. A currency basket consists of specified amounts of currencies of certain foreign countries.
     Currency Volatility. The value of a Master Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund’s non-U.S. dollar denominated securities.
     Currency Transactions. The Master Global Growth Fund, Master Growth Fund, and Master Asset Allocation Fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. The Master Growth-Income Fund currently intends to engage in currency transactions.. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain, which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets, which will be marked to market daily to meet their forward contract commitments to the extent required by the SEC.
     Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the funds may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the Master Funds.
     Derivatives. The Master Funds may invest in certain derivative instruments, such as forward currency contracts; however, if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, the Portfolios may invest in a greater universe of derivative instruments. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” (“OTC”) markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Master Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Master Fund would not be subject absent the use of these strategies. If Capital Research’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Master Fund may leave the Master Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Master Fund’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance

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requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.
     If a Master Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Master Fund’s investment adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Master Fund will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
     Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
     Emerging Markets. The Master Funds may invest in emerging markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Master Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Master Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Master Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies, which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
     A further risk is that the existence of national policies may restrict a Master Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
     Equity Securities. The Master Funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected by depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.
     There may be little trading in the secondary market for particular equity securities, which may adversely affect the funds’ ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities. The growth-oriented, equity-type securities generally purchased by certain of the funds may involve large price swings and potential for loss.

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     Exchange Traded Funds (“ETFs”) are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Portfolio’s investments in other investment companies. See “Other Investment Companies” below. The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. Examples of ETFs include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iSharesSM. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.
     Fixed Income Securities. The Master Funds may invest in fixed income securities. Fixed income securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of fixed income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed income securities decline when interest rates rise and increase when interest rates fall.
     Lower rated fixed income securities, rated Ba1/BB+ or below by NRSROs, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated fixed income securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated fixed income securities. Investment grade bonds rated A or Baa and A or BBB also may be more susceptible to changes in circumstances or economic conditions than bonds rated in the highest rating categories.
     Certain additional risk factors relating to fixed income securities are discussed below:
Sensitivity to Interest Rate and Economic Changes. Fixed income securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain fixed income securities. Credit ratings for fixed income securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. See Appendix A for more information about credit ratings.
Payment Expectations. Fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.
Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may affect adversely the Master Funds’ ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of fixed income securities.

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     Capital Research attempts to reduce the risks described above through diversification of the Master Funds’ portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.
     Floating Rate Obligations. Certain of the Master Funds may invest in floating rate obligations if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). Capital Research considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.
     Foreign Securities. The Master Funds may invest in foreign securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
     The Master Funds may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Master Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
     Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Master Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Master Fund also may be subject to currency exposure independent of its securities positions.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Master Fund’s total assets, adjusted to reflect the Master Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Master Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Master Fund’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Master Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
     Forward Commitments. The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in

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further gains or losses with respect to the securities beginning on the date of such agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.
     The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Master Fund’s portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.
     The Master Asset Allocation Fund may also enter into “roll” transactions, which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Master Asset Allocation Fund assumes the risk of price and yield fluctuations during the time of the commitment. The Master Asset Allocation Fund will segregate liquid assets, which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.
     High-Yield or High-Risk Bonds (“Junk Bonds”). The Master Asset Allocation Fund may purchase junk bonds and other lower rated fixed income securities. Certain of the Portfolios may invest in junk bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. These investments present certain risks, including:
Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the Master Asset Allocation Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Master Asset Allocation Fund’s net asset value.
Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Master Asset Allocation Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Master Asset Allocation Fund’s assets. If the Master Asset Allocation Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Asset Allocation Fund’s rate of return.
Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Master Asset Allocation Fund’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Master Asset Allocation Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Asset Allocation Fund’s rate of return.
     Capital Research attempts to reduce these risks through diversification of the Master Asset Allocation Fund and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by the Master Asset Allocation Fund is downgraded, the

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Master Asset Allocation Fund’s investment adviser will evaluate the security and determine whether to retain or dispose of it.
     Hybrid Instruments. The Portfolios may invest in hybrid investments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Hybrid instruments, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
     Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.
     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
     Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
     Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying

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Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
     Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in hybrid instruments to 10% of its total assets.
     Hybrid instruments include structured investments, which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
     A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
     Illiquid and Restricted Securities. The Master Funds may invest in certain illiquid and restricted securities. A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities

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which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
     The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
     Any such restricted securities will be considered to be illiquid for purposes of a Master Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Series’ board of trustees (the “Master Funds Board”), the Master Fund’s investment adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund’s level of illiquidity may increase.
     A Master Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Master Fund. The assets used as cover for OTC options written by a Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
     Capital Research will monitor the liquidity of restricted securities in the Master Fund. In reaching liquidity decisions, the following factors are considered: (a) the unregistered nature of the security; (b) the frequency of trades and quotes for the security; (c) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (d) dealer undertakings to make a market in the security; and (e) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
     Section 4(2) Paper. The Master Funds may invest in Section 4(2) paper. Section 4(2) paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Board has delegated to SAAMCo (and SAAMCo, in turn, may delegate to a subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require SAAMCo to take into account the factors described below and require SAAMCo to perform monitoring and reporting functions. SAAMCo will take into account: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and

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the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
     Inflation-Indexed Bonds. The Master Asset Allocation Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. Certain of the Portfolios may invest in inflation-indexed bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. If interest rates rise for reasons other than inflation, investors in these securities may not be protected to the extent the increase is not reflected in the bond’s inflation measure.
     Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
     Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, however, the Master Funds currently do not participate in such a program. The Trust has received exemptive relief from the SEC, which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
     Inverse Floaters. Certain of the Portfolios may invest in inverse floaters if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
     Investing in Private Companies. The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling their company shares for a period of time following the public offering.

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     Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and consequently, there is no guarantee that positive results can be achieved in the future.
     Loan Participations and Assignments. The Portfolios may invest in loan participations and assignments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by SAAMCo to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.
     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
     Mortgage-Backed Securities. The Master Asset Allocation Fund may purchase mortgage-backed securities. Each Portfolio may invest in mortgage-backed securities if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history

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of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Master Asset Allocation Fund to differ from the yield calculated on the basis of the expected average life of the pool.
     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Master Asset Allocation Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Master Asset Allocation Fund. Monthly interest payments received by the Master Asset Allocation Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Master Asset Allocation Fund may purchase mortgage-backed securities at a premium or at a discount.
     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
     GNMA Certificates. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Master Asset Allocation Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Association, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Master Asset Allocation Fund has purchased the certificates at a premium in the secondary market.
     FHLMC Certificates. The Federal Home Loan Mortgage Corporation (the “FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
     FNMA Certificates. The Federal National Mortgage Association (the “FNMA”) issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

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Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one

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or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
     Stripped Mortgage-Backed Securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Master Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class) (commonly referred to as “POs” or “IOs,” respectively). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Master Fund’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Master Fund’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Master Fund’s limitation on investments in illiquid securities.
     Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Portfolios’ industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
     Municipal Bonds. The Master Asset Allocation Fund may invest in municipal bonds. Certain of the Portfolios may invest in municipal bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Fixed income securities include, among other things, municipal bonds, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include fixed income securities, which pay interest income that is subject to the alternative minimum tax.
     Options and Futures. The Portfolios may invest in options and futures if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and futures are generally used for either hedging or income enhancement purposes.
     Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio’s total assets may be subject to calls. All call options written by a Portfolio must be “covered,” which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call

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options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning Options, Futures and Options on Futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

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When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result, the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of

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exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (i.c., sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Master Fund, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options would subject the Portfolio to certain risks. Predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.
Reset Options are options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a

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specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date. In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Master Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

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Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on entering into Futures Contracts. Each Portfolio has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to

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Futures contracts that are not contractually required to “cash-settle,” each Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio’s daily marked-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
The Portfolios are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolios under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a pool operator under the CEA.
     Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs such as SPDRs, DIAMONDS, Nasdaq 100 Shares and iSharesSM) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. These limitations may be exceeded for certain ETFs that have received SEC exemptions, subject to compliance with the applicable conditions. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”
     Real Estate Investment Trusts (“REITs”). The Master Funds may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Master Fund, a shareholder will bear not only his proportionate share of the expense of the Master Fund, but also, indirectly, similar expenses of the REITs, including compensation of management.
     Reverse Repurchase Agreements. The Portfolios may invest in reverse repurchase agreements if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by SAAMCo to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as “leverage”. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may

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receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings.
     Roll Transactions. The Master Asset Allocation Fund may enter into roll transactions. Each Portfolio may enter into roll transactions if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not enter into roll transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Master Asset Allocation Fund foregoes principal and interest paid on the roll securities. The Master Asset Allocation Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Master Asset Allocation Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Master Asset Allocation Fund will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
     Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Master Asset Allocation Fund sells the security becomes insolvent, the Master Asset Allocation Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Master Asset Allocation Fund is required to repurchase may be worth less than an instrument that the Master Asset Allocation Fund originally held. Successful use of roll transactions will depend upon the ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
     Securities Lending. The Master Asset Allocation Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, equal to at least 100% of the value of the portfolio securities loaned plus accrued interest. By lending its portfolio securities, the Master Asset Allocation Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Asset Allocation Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Asset Allocation Fund to be the equivalent of cash. From time to time, the Master Asset Allocation Fund may return to the borrower or a third party, which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned. The Master Asset Allocation Fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. The Master Asset Allocation Fund does not currently intend to engage in this investment practice over the next 12 months. Each Portfolio may lend its portfolio securities if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not lend their portfolio securities.
     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Asset Allocation Fund must receive from the borrower at least 100% cash collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Asset Allocation Fund must be able to terminate the loan at any time; (4) the Master Asset Allocation Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Asset Allocation Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Master Asset Allocation Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Master Asset Allocation Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

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     Securities with Equity and Debt Characteristics. The Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for Master Fund investment limit purposes.
     Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
     Short Sales. Certain of the Portfolios may engage in short selling if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not engage in short selling. Short sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
     Short-Term Investments. The Master Funds may invest in short-term investments. These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper), (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Common short-term investments include, but are not limited to:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as “Eurodollar CDs.” Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar

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because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as “Yankee CDs.” These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation.
Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.
Corporate Bonds and Notes. A Master Fund may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Master Fund will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research, subject to the guidance of the Master Funds Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Master Fund’s money is invested in the security. Whenever a Master Fund enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Master Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. The Trustees have established guidelines to be used by the Master Fund’s investment adviser in connection with transactions in repurchase agreements and will regularly monitor each Master Fund’s use of repurchase agreements. A Master Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.
     Smaller Capitalization Stocks. The Master Funds may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds’ non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
     Standby Commitments. The Portfolios may invest in standby commitments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds

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currently do not invest in such instruments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. SAAMCo may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
     Swaps. Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Certain of the Portfolios may invest in swaps if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolio expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A “swaption” is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

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Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better or Aa or P-1 or better by NRSROs, or is determined to be of equivalent quality by the Master Funds’ investment adviser.
Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there are no exchanges of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps.
Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in

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taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
     U.S. Government Securities. The Master Funds may purchase U.S. government securities. U.S. Government Securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and entities include, but are not limited to: Federal Home Loan Bank, FHLMC, FNMA, Tennessee Valley Authority and Federal Farm Credit Bank System.
     Warrants and Rights. The Master Funds may invest in warrants and rights. Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.
CASH POSITION
     The Master Funds may also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in such securities. A larger amount of such holdings could negatively affect a fund’s investment results in a period of rising market prices; conversely, it could reduce a fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.
INVESTMENT RESTRICTIONS
     PORTFOLIOS
     Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds’ investment restrictions, even if the Master Funds’ restrictions are more restrictive. If SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds’ investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be

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effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:
1.	Invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2.	As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

3.	Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4.	Invest in real estate (including in the case of all Portfolios, limited partnership interests, but excluding in the case of all Portfolios, securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

5.	Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

6.	Borrow money, except to the extent permitted by applicable law or regulatory approval.

7.	Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

8.	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.
In addition to the foregoing, each of the Portfolios has adopted the following non-fundamental policies (which may be changed by the Board without shareholder approval). Under these restrictions, the Portfolios may not:
a.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.

b.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

c.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

d.	Invest in companies for the purpose of exercising control or management.

e.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

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f.	Sell securities short except to the extent permitted by applicable law.

g.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

h.	Issue any senior securities except as permitted by the 1940 Act, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
     Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.
     The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required to withdraw a Portfolio’s entire investment from its corresponding Master Fund.
MASTER FUNDS
     All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Master Fund. In managing a Master Fund, the Master Funds’ investment adviser may apply more restrictive policies than those listed below.
     Fundamental Policies — The Series has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.
     The following policies apply to each Master Fund of the Series:
1.	Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Master Fund may not:
a.	Borrow money;

b.	Issue senior securities;

c.	Underwrite the securities of other issuers;

d.	Purchase or sell real estate or commodities;

e.	Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, a Master Fund’s investments would be concentrated in any particular industry.
2.	The Master Fund may not invest in companies for the purpose of exercising control or management.

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     Additional information about fundamental policies — The information below is not part of the Series’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Series.
     For purposes of fundamental policy 1.a., the Series may borrow money in amounts of up to 331/3% of their total assets from banks for any purposes, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes.
     For purposes of fundamental policy 1.e., the Series may not lend more than 331/3% of their total assets, except though the purchase of debt obligations.
     For the purposes of fundamental policy 1.f., the Series may not invest 25% or more of their total assets in the securities of issuers in the same industry, unless the Series had adopted a policy allowing for such investments.
INSURANCE LAW RESTRICTIONS
     PORTFOLIOS
     In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts (“Variable Contracts”), SAAMCo or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which SAAMCo may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
MAJOR SHAREHOLDERS
     As of the date of this Prospectus, certain life insurance companies affiliated with the Trust (the “Affiliated Life Insurance Companies”) were the record and beneficial owner of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in “control” of each Portfolio, as applicable, as “control” is defined in the 1940 Act. These shares were issued in respect of the Affiliated Life Insurance Companies’ contribution of each Portfolio’s initial capital. The Affiliated Life Insurance Companies have undertaken that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act, or an applicable exemption from the registration requirements of the Securities Act.
TRUSTEES AND OFFICERS OF THE TRUST
MANAGEMENT INFORMATION
     PORTFOLIOS
     The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SunAmerica Capital Services, Inc. (the “Distributor” or “SACS”)and other affiliates of SAAMCo.

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Disinterested Trustees

				Number of
		Term of Office and	Principal	Portfolios in Fund	Other Directorships
Name and Date	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Held by
of Birth	with Trust	Served[1]	During Past 5 Years	Trustee[2]	Trustee[3]
Garrett F. Bouton DOB: October 19, 1944	Trustee	March 2007-Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	56	None.

Carl D. Covitz DOB: March 31, 1939	Trustee	February 2001-Present	Owner and President, Landmark Capital, Inc. 1973-Present).	56	None.

Jane Jelenko DOB: August 19, 1948	Trustee	September 2006-Present	Retired Partner KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	56	Director, Countrywide Bank (2003-2008).

Gilbert T. Ray DOB: September 18, 1944	Trustee	February 2001-Present	Retired Partner, O’Melveny & Myers LLP (law firm) (since 2000); and Attorney (1972-2000) thereof.	56	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Wattson, Wyatt Worldwide (services — management consulting services) (2000-2009); Director, DineEquity (since 2004); Director, Diamond Rock Hospitality (since 2005); Director, Towers Watson & Co. (since 2010).

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more register investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (35 portfolios); Anchor Series Trust (9 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (14 portfolios); SunAmerica Income Funds (5 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (3 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

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				Number of
		Term of Office and	Principal	Portfolios in Fund	Other Directorships
Name and Date	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Held by
of Birth	with Trust	Served[1]	During Past 5 Years	Trustee[2]	Trustee[3]
Allan L. Sher DOB: October 19, 1931	Trustee	January 1997-Present	Retired, Brokerage Executive (1992-Present).	56	Director, Bowl America Incorporated (1997-Present).

Bruce G. Willison DOB: October 16, 1948	Trustee and Chairman	February 2001-Present	Chairman and CEO, Grandpoint Capital Advisors (since 2009) (investment banking); Professor of Management, Anderson School at UCLA (2006-Present); Dean, Anderson School at UCLA (1999-2005).	56	Director, Move, Inc. (real estate agents & managers) (since 2003); Director, Healthnet International, Inc. (business services) (since 2000); Director, Grandpoint Bank (since 2011).

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Interested Trustee

Number of
				Portfolios in Fund	Other
	Position(s) Held		Principal Occupation(s)	Complex	Directorship(s)
Name and Date of Birth	with Trust	Length of Time Served	During Past 5 Years	Overseen by Trustee	Held by Trustee
Jana W. Greer [5] DOB: December 30, 1951	Trustee	February 2001-Present	President (since 1996) and Chief Executive Officer (since 2008), SunAmerica Retirement Markets, Inc., Executive Vice President (since 2001) and Director (since 1999), SAFG Retirement Services, Inc.; President (since 2002) and Director (since 1992), SunAmerica Annuity and Life Assurance Company (“SAAL”); Executive Vice President (since 2006) and Director (since 1988), First SunAmerica Life Insurance Company (“FSLIC”); President (since 2006) and Director (since 1988), SunAmerica Life Insurance Company.	56	None.

[5]	Ms. Greer is considered to be an Interested Trustee because she serves as President of SunAmerica Retirement Markets, Inc., Executive Vice President and Director of SAFG Retirement Services, Inc., President and Director of SAAL and Executive Vice President of FSLIC affiliates of the Adviser.

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Officers

Number of
				Portfolios in Fund	Other
		Length of Time	Principal Occupation(s)	Complex Overseen by	Directorship(s)
Name and Date of Birth	Position(s) Held with Trust	Served	During Past 5 Years	Officer	Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SAAMCo (2002 to Present); Senior Vice President, SAAMCo (2003 to Present); Chief Operating Officer, SAAMCo (2006 to Present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SAAMCo (2004 to Present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and General Counsel	2005 to Present	Senior Vice President and General Counsel, SAAMCo (2005 to Present).	N/A	N/A

Cynthia A. Gibbons-Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, SAAMCo (August 2007 to Present); Chief Compliance Officer, SAAMCo (2002 to 2007).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SAAMCo (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Secretary	2005 to Present	Vice President and Deputy General Counsel, SAAMCo (2005 to Present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SAAMCo (2007 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006.	N/A	N/A
Leadership Structure of the Board of Trustees
     Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SAAMCo and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SAAMCo and the subadvisers and any

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other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustees who are interested persons of SAAMCo is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
     The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
     The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the Subadvisers and the Portfolios’ other service providers (including the Trusts’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
     Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SAAMCo, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
     Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 20 years of experience in the banking industry. He is currently a Professor of Management at the UCLA Anderson School of Management. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management

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responsibility for investment management, and his experiences serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
     Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years experience in the investment services industry. Mr. Bouton also serves as a board member on both corporate and non-profit organizations.
     Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on boards of directors for more than 15 years.
     Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
     Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
     Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years experience serving as a director on other boards. Mr. Sher has 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.
     Jana W. Greer. Ms. Greer has served as a Trustee of the portfolios in the Annuity Funds (as defined below) since 2001. As President and CEO of SunAmerica Retirement Markets, she heads the variable annuity business through which contracts offering portfolios in the Fund complex are marketed and sold. A veteran of the insurance and financial services industry, she has more than 35 years of experience with the SunAmerica Financial Group companies and the annuity industry, including past service as a director of one of the largest retirement savings industry associations. Ms. Greer is president and a director of two affiliated life insurance companies, as well as serving on the boards of several educational institutions and other non-profit organizations.
     The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $120,000, plus $2,500 for each regularly scheduled meeting attended and expenses is paid to each Trustee who is not an officer or employee of SAAL or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Meetings. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board Meetings, a participation fee of $2,500 will be paid. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
     Each Disinterested Trustee serves on each Committee of the Board of Trustees and Ms. Greer serves on the Ethics Committee. The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will

38

inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once during the fiscal year ended December 31, 2010. Members of each Committee serves without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met three times during the fiscal year ending December 31, 2010.
     The Nomination and Governance Committee (the “Nomination Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the independent trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Mr. Ray serves as the Chair of the Nomination Committee. The Nomination Committee met two times during the fiscal year ended December 31, 2010.
     As of December 31, 2010, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
OWNERSHIP OF SHARES OF SUNAMERICA PORTFOLIOS AS OF DECEMBER 31, 2010
     The following table shows the dollar range of shares beneficially owned by each Trustee.

		Aggregate Dollar Range of Equity
	Dollar Range of Equity	Securities and/or Shares in All
	Securities	Registered Investment Companies
	and/or Shares in the	Overseen by Trustee in Family of
Name of Trustee	Portfolios	Investment Companies*
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Jana W. Greer	0	0

*	Includes the Trust (35 portfolios as of December 31, 2010) and Seasons Series Trust (21 portfolios).

     As of March 31, 2011, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SAAMCo or SACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
COMPENSATION OF TRUSTEES
     The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of SAAL or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2010.

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     The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

		Pension or
		Retirement
		Benefits	Total Compensation
	Aggregate	Accrued as Part	from Trust and
	Compensation	of Trust	Fund Complex Paid
Name of Trustee	From the Trust	Expenses	to Trustee*
Garrett F. Bouton	$5,657	—	$135,000
Carl D. Covitz	5,657	—	135,000
Jane Jelenko	5,657	—	135,000
Gilbert T. Ray	5,657	—	135,000
Allan L. Sher	6,192	—	147,500
Bruce G. Willison	8,544	—	202,500

*	Fund Complex includes the Trust (35 portfolios as of December 31, 2010); Anchor Series Trust (9 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund); SunAmerica Series, Inc. (14 portfolios); SunAmerica Income Funds (5 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (3 funds);VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

          MASTER FUNDS

				Number of
		Year First		portfolios in
		Elected a	Principal	fund	Other
	Position(s)	Trustee of	Occupation(s)	complex(3)	Directorships
	Held with	the	During	overseen by	Held by
Name and Age	Series	Series(2)	Past Five Years	Trustee	Trustee(4)
Independent Trustees(1)
Lee A. Ault III Age: 74	Trustee	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company).	42	Anworth Mortgage Asset Corporation; Former director of Office Depot, Inc. (until 2011)

William H. Baribault Age: 65	Trustee	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting).	42	None

James G. Ellis Age: 64	Trustee	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California.	46	Quiksilver, Inc.

Martin Fenton Age: 75	Chairman of the Board (Independent and Non-Executive)	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities).	42	Capital Private Client Services Funds

Leonard R. Fuller Age: 64	Trustee	1999	President and CEO, Fuller Consulting (financial management consulting firm).	46	None

40

				Number of
		Year First		portfolios in
		Elected a		fund	Other
	Position(s)	Trustee of	Principal Occupation(s)	complex(3)	Directorships
	Held with	the	During	overseen by	Held by
Name and Age	Series	Series(2)	Past Five Years	Trustee	Trustee(4)
Independent Trustees(1)
W. Scott Hedrick Age: 65	Trustee	2007	Founding General Partner, InterWest Partners (a venture capital firm).	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper Age: 64	Trustee	2010	Private investor; former President, Dumbarton Group LLC (securities industry consulting).	48	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow Age : 52	Trustee	2007	Professor, Columbia University School of International and Public Affairs; former Member, World Trade Organization Appellate Body.	45	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D. Age: 55	Trustee	2010	Clinical Professor and Director, Accounting Program, University of Redlands.	42	None

Frank M. Sanchez Age: 67	Trustee	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee).	42	None

Margaret Spellings Age: 53	Trustee	2010	President and CEO, Margaret Spellings & Company; President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, US Chamber of Commerce; former United States of Secretary of Education, United States Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy; The White House - Federal Government, Executive Branch.	42	None

Steadman Upham, Ph.D. Age: 61	Trustee	2010	President and Professor of Anthropology, The University of Tulsa.	45	None
     The Series’ nominating committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current

41

board members of the Series, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.
     The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
     Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions.
     Although no single list could identify all experience upon which the Series’ independent trustees1 draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the Independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.
TRUSTEES WHO ARE INTERESTED PERSONS(4) (5) AND OFFICERS OF MASTER FUNDS

Number of
		Year First		portfolios in
		Elected a		fund	Other
	Position(s)	Trustee of	Principal Occupation(s)	complex(3)	Directorships
	Held with	the	During	overseen by	Held by
Name and Age	Series	Series(2)	Past Five Years	Trustee	Trustee(4)
Interested Trustees(5)
James K. Dunton Age: 73	Vice-Chairman of the Board and Trustee	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director Capital Research; Director, Capital Strategy Research, Inc.(6)	19	None

Donald D. O’Neal Age: 50	President and Trustee	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.(6)	20	None

1	The term “Independent” trustee refers to a Trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

2	Trustees and officers of a series serve until their resignation, removal or retirement.

3	Capital Research manages the American Funds® consisting of 33 funds. Capital Research also manages American Funds Target Date Retirement SeriesSM, Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research) that are held by each Trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5	“Interested person” of the Fund within the meaning of the 1940 Act on the basis of his or her affiliation with the Series’ and Master Funds’ investment adviser, Capital Research, or affiliated entities.

6	Company Affiliated with Capital Research.

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     Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management.
     Correspondence intended for Trustees or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.
OTHER EXECUTIVE OFFICERS

			Principal Occupation(s) During Past Five
		Year First	Years and Positions Held with Affiliated
	Current officer	Elected an	Entities or the Principal Underwriter
Name and Age	position	Officer	of the Series if any
Alan N. Berro Age: 50	Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research

Michael J. Downer Age: 56	Executive Vice President	1991	Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*

Abner D. Goldstine Age: 81	Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research

Steven I. Koszalka Age: 46	Secretary	2003	Vice President — Fund Business Management Group, Capital Research

Gregory F. Niland Age: 39	Treasurer	2008	Vice President — Fund Business Management Group, Capital Research

C. Ross Sappenfield Age: 45	Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company*

John H. Smet Age: 54	Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research; Director, The Capital Group Companies, Inc.*

*	Company affiliated with Capital Research.

     No officer, director or employee of Capital Research receives any remuneration from the Series. All of the executive officers listed are officers and/or directors/trustees of one or more of the funds for which Capital Research serves an investment adviser.

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Trustee compensation paid during the fiscal year ended December 31, 2010 was as follows:

		Total Compensation
		(including voluntarily
		deferred compensation(2))
		from all funds managed by
	Aggregate compensation	Capital Research and
	(including voluntarily deferred	Management Company or its
	compensation(2)) from the Series	affiliates during fiscal
Name	during fiscal year 2010	year 2010(3)
“Independent” Trustees(1)
Lee A. Ault III	$69,959	$168,150
William H. Baribault	79,906	175,822
James G. Ellis	58,111	250,471
Martin Fenton(4)	81,193	298,607
Leonard R. Fuller(4)	83,518	298,607
W. Scott Hedrick	71,616	158,322
R. Clark Hooper	67,328	416,266
Merit E. Janow	55,494	261,457
Laurel B. Mitchell	57,096	170,682
Frank M. Sanchez	59,377	151,348
Margaret Spellings	59,556	143,367
Steadman Upham(4)	47,990	244,789

“Interested” Trustees(5)
James K. Dunton	None(6)	None(6)
Donald D. O’Neal	None(6)	None(6)

1	An “Independent” trustee refers to a Trustee who is not an “interested person” within the meaning of the 1940 Act.

2	Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for fiscal 2008 does not include earnings on amounts deferred in previous fiscal years.

3	Funds managed by Capital Research, including the American Funds; and American Funds Target Date Retirement Series,SM Inc., which is composed of ten funds and is available to investors in tax-deferred retirement plans and IRAs.

4	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Martin Fenton ($499,934), Leonard R. Fuller ($57,608) and Steadman Upham ($54,656). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.

5	An “interested” trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act on the basis of his or her affiliation with the Series and Master Funds’ investment adviser, Capital Research, or affiliated entities.

6	No compensation is paid by the Series to any Trustee who is affiliated with the investment adviser.

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OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2010

					Aggregate dollar
			Dollar range(1,		range(1, 2) of
		Aggregate Dollar	2) of		independent
		Range(1) of Shares	independent		Trustees deferred
		Owned in all Funds	Trustees		compensation(4)
	Dollar	in the American	deferred		allocated all funds
	Range(1)of	Funds® Family	compensation(4)		within American
	Fund Shares	Overseen by the	allocated to		Funds Family
Name of Trustee	Owned(2)	Trustee	Fund		overseen by Trustee
“Independent” Trustees

Lee A. Ault III	$50,001-$100,000	Over $100,000	N/A	(5)	N/A
William H. Baribault	None	None	N/A	(5)	N/A
James G. Ellis	None	Over $100,000	N/A	(5)	N/A
Martin Fenton	$10,001-$50,000	Over $100,000	N/A	(5)	Over $100,000
Leonard R. Fuller	None	$50,001-$100,000	N/A	(5)	Over $100,000
W. Scott Hedrick	None	None	N/A	(5)	N/A
R. Clark Hooper(	None	Over $100,000	N/A	(5)	Over $100,000
Merit C. Janow	None	Over $100,000	N/A	(5)	N/A
Laurel B. Mitchell	None	$10,001-$50,000	N/A	(5)	N/A
Frank M. Sanchez	None	$10,001-$50,000	N/A	(5)	N/A
Margaret Spellings	None	None	N/A	(5)	N/A
Steadman Upham	None	Over $100,000	N/A	(5)	Over $100,000

“Interested” Trustees

James K. Dunton	None	Over $100,000	—		—
Donald D. O’Neal	None	Over $100,000	—		—

(1)	Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000. The amounts listed for “interested Trustees” include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

(2)	N/A indicates that the listed individual, as of December 31, 2010, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

(3)	Share of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.

(4)	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

(5)	The funds in the Series are not available for Independent trustees deferred compensation plan.

     Trustee Compensation. No compensation is paid by the Series to any officer or Trustee who is a director, officer or employee of Capital Research or its affiliates. The boards of funds advised by Capital Research typically meet either individual or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pay each Independent trustee an annual fee, which ranges from $9,500 to $33,000, based primarily on the total number of board clusters on which that Independent trustee serves.
     In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.
     Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the Master Funds’ investment adviser. The Series and the other funds served by each Independent trustee each pay an equal portion of these attendance fees.

44

     No pension or retirement benefits are accrued as part of Series expenses. Non-interested trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the non-interested trustees.
     Series Organization and the Master Funds Board of Trustees. The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Master Funds’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. The reorganization is expected to be completed in 2011 or 2012; however, the Series reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement available on the SEC’s website at sec.gov.
     Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.
     The Series currently consists of separate funds, which have separate assets and liabilities, and invest in separate investment portfolios. The Master Funds Board may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.
     Each of Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund has three classes of shares — Class 1, Class 2 and Class 3. The Master Global Growth Fund has two classes of shares — Class 1 and Class 2. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the Master Funds Board and set forth in the Series’ amended and restated rule 18f-3 Plan. Class 2 and Class 3 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2 and Class 3 shares. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
     The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Master Funds Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Master Funds Board could be removed by a majority vote.
     Leadership structure. The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent fund counsel.
     Risk oversight. Day-to-day management of the Series and the funds, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding Series service providers’ operations, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the Series’ and the Master Funds’ investment adviser’s chief compliance officers addressing certain areas of risk.
     Committees of the Series’ board, as well as joint committees of independent board members of funds managed by Capital Research, also explore risk management procedures in particular areas and then report back to

46

the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.
     Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.
     Committees of the Master Funds Board of Trustees. The Series has an Audit Committee comprised of William H. Baribault, Leonard R. Fuller, W. Scott Hedrick and R. Clark Hooper, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The Committee acts as a liaison between the Series’ independent registered public accounting firm and the full Master Funds Board. The Audit Committee held five meetings during the 2010 fiscal year.
     The Series has a Contracts Committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and the Master Funds’ investment adviser or the Master Funds’ investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full Master Funds Board on these matters. The Contracts Committee held one meeting during the 2010 fiscal year.
     The Series has a Nominating and Governance Committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Master Funds Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Master Funds Board. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Master Funds Board. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Master Funds Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Series, addressed to the Series’ Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The Nominating and Governance Committee held two meetings during the 2010 fiscal year.
INVESTMENT ADVISORY AND RELATED AGREEMENTS
INVESTMENT MANAGER TO THE PORTFOLIOS
     SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, is the investment adviser for each of the Portfolios. SAAMCo was organized in 1982 under the laws of the State of Delaware, except for portfolio management services.
     SAAMCo will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Fund, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios’ investment objectives and policies; (ii) preparation of additional filings of financial statements (NCSRs) that result from the Portfolios having a separate fiscal year end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Fund’s officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials

47

to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds’ officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds’ officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and (xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
     Under the Trust’s investment advisory and management agreement with SAAMCo (the “SAAMCo Advisory Agreement”), if a Portfolio ceases to operate as part of a master-feeder fund structure, SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio’s) average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. SAAMCo is also voluntarily waving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio does not exceed 0.70%. SAAMCo may voluntarily reimburse additional amounts to increase return to a Portfolio’s investors. SAAMCo may terminate all such voluntarily waivers and or/reimbursements at any time. Voluntary waivers or reimbursements made by SAAMCO with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the foregoing expense limitations. The material terms of the SAAMCo Advisory Agreement that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
     The Trust, on behalf of each Portfolio, entered into the SAAMCo Advisory Agreement to handle the management of the Trust and its day-to-day affairs. SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
     On September 22, 2008, AIG, the ultimate parent of SAAMCo, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.
     On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the AIG Credit Facility Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred

48

Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.
     The SAAMCo Advisory Agreement provides that the SAAMCo shall act as investment adviser to the Trust, manage the Trust’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the SAAMCo Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
     The SAAMCo Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the SAAMCo Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The SAAMCo Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the SAAMCo Advisory Agreement. The SAAMCo Advisory Agreement also provides for automatic termination upon assignment.
     Under the terms of the SAAMCo Advisory Agreement, SAAMCo is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
     The following table sets forth the total advisory fees received by SAAMCo from each Portfolio pursuant to the SAAMCo Advisory Agreement for the fiscal years ended December 31, 2010, 2009 and 2008.

Portfolio	2010	2009	2008
Growth	$1,529,209	$1,100,567	$930,136
Global Growth	1,877,700	1,120,651	804,964
Growth-Income	1,422,058	1,151,467	951,380
Asset Allocation	482,076	311,338	231,125
     For the fiscal years ended December 31, 2010, 2009 and 2008, SAAMCo agreed to waive advisory fees as follows:

Portfolio	2010	2009	2008
Growth	$1,079,441	$776,871	$656,564
Global Growth	1,383,569	825,743	593,131
Growth-Income	1,003,806	812,800	671,561
Asset Allocation	340,285	219,768	163,147

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     SAAMCo voluntarily agreed to reimburse expenses to keep annual operating expenses at or below the following percentages of each of the following Portfolios’ average net assets:

Portfolio	Amount
Growth	0.70%
Global Growth	0.70%
Growth-Income	0.70%
Asset Allocation	0.70%
     SAAMCo may voluntarily reimburse additional amounts to increase the investment return to a Portfolio’s investors. Any such waivers or reimbursements will continue indefinitely, but may be terminated at any time. These voluntary waivers and/or reimbursements, with the exception of advisory fee waivers, are subject to recoupment by the SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the expense limitations described above.
     For the fiscal years ended December 31, 2010, 2009 and 2008, SAAMCo reimbursed expenses as follows:

Portfolio	2010	2009	2008
Growth	—	—	—
Global Growth	—	—	—
Growth-Income	—	—	—
Asset Allocation	$1,639	$1,061	$2,482
     For the fiscal years ended December 31, 2010, 2009 and 2008, the Portfolios had recoupments as follows:

Portfolio	2010	2009	2008
Growth	—	—	$28,229
Global Growth	—	—	44,609
Growth-Income	—	—	29,303
Asset Allocation	$18,235	$11,489	—
     MASTER FUNDS
INVESTMENT ADVISER TO THE MASTER FUNDS
     The investment adviser to the Master Funds, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore, and Tokyo) with a staff of professionals, many of whom have significant investment experience. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and at 6455 Irvine Center Drive, Irvine, CA 92618. The investment adviser manages equity assets through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make decisions for the funds on an independent basis.
     The Investment Advisory and Service Agreements (the “Capital Research Agreements”) between the Master Funds and Capital Research may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (a) the Master Funds Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Capital Research Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research Agreements provide that Capital Research has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Capital Research Agreements. The Capital Research Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Capital Research Agreements automatically terminate in the event of their assignment (as

50

defined in the 1940 Act). In addition, the Capital Research Agreements provide that Capital Research may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisors that is approved the Series’ board, pursuant to an agreement between Capital Research and such subsidiary. Any such subsidiary adviser will be paid solely by Capital Research out of its fees.
     As compensation for its services, Capital Research receives a monthly investment advisory fee, which is accrued daily, from each Master Fund, and indirectly from each Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates described below:
     For the Master Growth Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion but not exceeding $34.0 billion, plus 0.280% on net assets in excess of $34.0 billion.
     For the Master Global Growth Fund, Capital Research receives: 0.69% on the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion but not exceeding $5.0 billion, plus 0.46% on net asset in excess of $5.0 billion.
     For the Master Growth-Income Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets in excess of $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion.
     For the Master Asset Allocation Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.25% on net assets in excess of $8.0 billion.
     In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationery and forms prepared exclusively for the Master Funds.
     For the period from September 1, 2004 through March 31, 2005, Capital Research agreed to waive 5% of the management fee that it was otherwise entitled to receive under the Capital Research Agreement. From April 1, 2005 through December 31, 2008, Capital Research increased this waiver to 10% of the management fees that it was

51

otherwise entitled to receive under the Capital Research Agreements. The waiver was discontinued effective January 1, 2009.
     Additionally, during the year ended December 31, 2007, Capital Research voluntarily reduced management fees to the rates provided by amended Agreements for the Master Global Growth Fund. For the periods ended December 31, 2010, 2009 and 2008 management fees were reduced by the following amounts as a result of this waiver:

	WAIVER REDUCTION
	2010	2009	2008
Master Growth Fund	N/A	N/A	$8,352,000
Master Global Growth Fund	N/A	N/A	$2,739,000
Master Growth-Income Fund	N/A	N/A	$6,589,000
Master Asset Allocation Fund	N/A	N/A	$2,636,000
     The Master Funds investment adviser’s total fees for the fiscal years ended December 31, 2010, 2009 and 2008 were:

MASTER FUND	2010	2009	2008
Master Growth Fund	$82,059,000	$69,008,000	$83,525,000
Master Global Growth Fund	26,876,000	23,377,000	27,394,000
Master Growth-Income Fund	65,149,000	56,835,000	65,897,000
Master Asset Allocation Fund	29,920,000	25,476,000	26,361,000
PORTFOLIO PARTICIPATION AGREEMENTS
     The Trust, the Affiliated Life Insurance Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the “Master-Feeder Participation Agreement”). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 shares by the Portfolios. The Trust and the Affiliated Life Insurance Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Affiliated Life Insurance Companies.
PORTFOLIO MANAGERS
     Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the information below summarizes the applicable Master Fund holdings of each portfolio manager to the Master Funds.

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DOLLAR RANGE OF
INVESTMENTS IN EACH
NAME OF PORTFOLIO MANAGER	MASTER FUND NAME	MASTER FUND(1)
Donnalisa Barnum	Master Growth Fund	None
Gregg E. Ireland		None
Gregory D. Johnson		None
Michael T. Kerr		None
Ronald B. Morrow		None

Martin Jacobs	Master Global Growth Fund	None
Robert W. Lovelace		$10,001-$50,000
Steven T. Watson		None
Paul A. White		None

James K. Dunton	Master Growth-Income Fund	None
J. Blair Frank		None
Claudia P. Huntington		None
Donald D. O’Neal		None
C. Ross Sappenfield		None
Dylan J. Yolles		None

Alan N. Berro	Master Asset Allocation Fund	None
David A. Daigle		None
Jeffrey T. Lager		None
James R. Mulally		None
Eugene P. Stein		None

(1)	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-l(a)(2) under the Securities Exchange Act of 1934), that has been allocated to sub-accounts that have purchased shares of the Master Funds. A portfolio manager is presumed to be the beneficial owner of sub-account securities that are held by his or her immediate family members that share the same household as the portfolio manager.
COMPENSATION OF INVESTMENT PROFESSIONALS
     Capital Research uses a system of multiple portfolio counselors in managing Master Fund assets. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio within their research coverage.
     Portfolio counselors and investment analysts are paid competitive salaries by Capital Research. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
     To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research makes periodic subjective assessments of analysts; contribution to the investment process and this is an element of their overall compensation. The investment results of each of the Master Funds’ portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus:
•	Master Growth Fund — S&P 500, MSCI All Country World Index, Lipper Growth Funds Index;

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•	Master Global Growth Fund — MSCI All Country World Index, Lipper Global Funds Index;

•	Master Growth-Income Fund — S&P 500, Lipper Growth & Income Funds Index; and

•	Master Asset Allocation Fund — S&P 500, Lipper Growth & Income Funds Index, Barclays Capital U.S. Aggregate Index, Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, Lipper High Current Yield Bond Funds Average, Lipper Corporate Debt Funds A Rated Average.

PORTFOLIO COUNSELOR MASTER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS
     Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio counselor’s needs for variable annuity or variable life products and the role those products would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The following portfolio counselor owns Master Fund shares (through an insurance contract) in the dollar range noted: Robert W. Lovelace, Master Global Growth Fund, $10,001 — $50,000. The remaining portfolio counselors have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they did not hold shares of the Master Funds.
     Portfolio counselors may also manage assets in other funds advised by Capital Research or its affiliates. Other managed accounts as of the end of the Series’ most recently completed fiscal year are listed below:

	NUMBER OF OTHER
	REGISTERED INVESTMENT		NUMBER OF OTHER POOLED
	COMPANIES (“RICS”) IN		INVESTMENT VEHICLES			NUMBER OF OTHER ACCOUNTS
	WHICH PORTFOLIO		(“PIVS”) IN WHICH PORTFOLIO			IN WHICH PORTFOLIO
	COUNSELOR IS A MANAGER		COUNSELOR IS A MANAGER			COUNSELOR IS A MANAGER
PORTFOLIO	(ASSETS OF RICS IN		(ASSETS OF PIVS IN			(ASSETS OF OTHER ACCOUNTS
COUNSELOR	BILLIONS)(1)		BILLIONS)(2)			IN BILLIONS)(3)
Alan N. Berro	3	$100.3		None		None
Donnalisa Barnum	1	$161.8		None		None
James K. Dunton	2	$68.9		None		None
J. Blair Frank	2	$184.1		None		None
Claudia P. Huntington	3	$51.8		None		None
Gregg E. Ireland	2	$207.8	1		$0.11	None
Gregory D. Johnson	3	$101.5		None		None
Michael T. Kerr	2	$211.6		None		None
Jeffrey T. Lager	2	$101.4		None		None
Robert W. Lovelace	3	$176.1	1		$1.08	None
Ronald B. Morrow	3	$262.5		None		None
James R. Mulally	3	$130.3	1		$0.03	None
Donald D. O’Neal	2	$223.9	1		$0.17	None
C. Ross Sappenfield	2	$83.9	1		$0.17	None
Eugene P. Stein	1	$50.9		None		None

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NUMBER OF OTHER
	REGISTERED INVESTMENT			NUMBER OF OTHER POOLED
	COMPANIES (“RICS”) IN			INVESTMENT VEHICLES	NUMBER OF OTHER ACCOUNTS
	WHICH PORTFOLIO			(“PIVS”) IN WHICH PORTFOLIO	IN WHICH PORTFOLIO
	COUNSELOR IS A MANAGER			COUNSELOR IS A MANAGER	COUNSELOR IS A MANAGER
PORTFOLIO	(ASSETS OF RICS IN			(ASSETS OF PIVS IN	(ASSETS OF OTHER ACCOUNTS
COUNSELOR	BILLIONS)(1)			BILLIONS)(2)	IN BILLIONS)(3)
Steven T. Watson	3		$118.7	None	None
Paul A. White		None		None	None
Dylan J. Yolles	3		$202.1	None	None

(1)	Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day-to-day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

(2)	Represents funds advised or sub-advised by Capital Research or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

(3)	Reflects other professionally managed accounts held at companies affiliated with Capital Research. Personal brokerage accounts of portfolio counselors and their families are not reflected.
POTENTIAL CONFLICTS OF INTEREST
     Capital Research has adopted policies and procedures that address potential conflicts of interest that may arise as a result of an investment professional’s management of one or more Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and proxy voting of portfolio securities. Capital Research has adopted polices and procedures that it believes are reasonably designed to address these issues.
PERSONAL SECURITIES TRADING
PORTFOLIOS
     The Trust, the adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The SAAMCo Code is filed as exhibits to the Trust’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust’s Prospectus. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SAAMCo Code by access persons of the Trust or any subadviser during the quarter.
MASTER FUNDS
     The Series, Capital Research and its affiliated companies have adopted codes of ethics, which allow for personal investments, including securities in which the Series may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
DISTRIBUTION AGREEMENT
     PORTFOLIOS
     The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SAAMCo, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 3 shares of each Portfolio to the separate accounts of the Affiliated Life Insurance Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. The Distribution Agreement

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provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
     MASTER FUNDS
     American Funds Distributors, Inc. (“AFD”) is the distributor of the Master Fund’s shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.
     Pursuant to an agreement among the Distributor, SAAL, First SunAmerica Life Insurance Company (“FSA”), Capital Research and AFD, SAAL and FSA will pay AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by SAAL or FSA through investment by the Portfolios in the Master Funds.
RULE 12b-1 PLANS
     PORTFOLIOS
     The Board has adopted a Rule 12b-1 Plan for Class 3 shares (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under that 12b-1 Plan, the Portfolios pay the Distributor from their Class 3 shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Portfolio’s Class 3 shares’ average daily net assets. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.
     Continuance of the 12b-1 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 3 shares of a Portfolio, without approval of the shareholders of the Class 3 shares of the Portfolio. In addition, all material amendments to the 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 3 shares of the Portfolio, respectively. So long as the 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plan, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plan. In their consideration of the 12b-1 Plan with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 3 shares of the Portfolio.
     The following table sets forth the account maintenance and service fees to the Distributor received from the Portfolios for Class 3 shares for fiscal period ended December 31, 2010.

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Portfolio	2010
Growth	$449,767
Global Growth	494,132
Growth-Income	418,253
Asset Allocation	141,786
     MASTER FUNDS
     The Master Funds do not charge a 12b-1 fee for the Class 1 shares in which the Portfolios invest.
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
     PORTFOLIOS
     Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio’s assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
     Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
     So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.
     If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain

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inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.
     Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gain net income in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
     In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies (including the Master Funds), partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
     A Portfolio or Master Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio or Master Fund were to sell its shares to other categories of shareholders, the Portfolio or Master Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio or Master Fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.
     Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the variable contracts, see the Prospectus for such contracts. Purchasers of Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

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     Options, forward contracts, futures and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, because adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
     In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
     A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
     As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
     In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale

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constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
     A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. The election must be made separately for each PFIC held by a Portfolio and, if the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.
     The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life companies will not be passed to you or the Portfolios.
     MASTER FUNDS
     Each Master Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each Master Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, a Master Fund may determine that it is in the interest of shareholders to distribute less than that amount.
     To be treated as a regulated investment company under Subchapter M of the Code, each Master Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including, but not

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limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Master Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Master Fund and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.
     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed ordinary income and capital gain net income of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Master Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the Master Fund pays income tax during the periods described above. Although each Master Fund intends to distribute its ordinary income and capital gain net income so as to avoid excise tax liability, any Master Fund may determine that it is in the interest of shareholders to distribute a lesser amount.
     In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Master Funds intend to meet another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If a Master Fund should fail to comply with these regulations, contracts invested in that Master Fund or in a Portfolio invested in that Master Fund will not be treated as annuity, endowment or life insurance contracts under the Code.
     Dividends. Each Master Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.
     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Funds accrue receivables or liabilities denominated in a foreign currency and the time the Master Funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of a Master Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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     If a Master Fund invests in stock of certain passive foreign investment companies, the Master Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Master Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Master Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Master Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Master Fund’s investment company taxable income and, accordingly, would not be taxable to the Master Fund to the extent distributed by the Master Fund as a dividend to its shareholders.
     To avoid such tax and interest, each Master Fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Master Funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.
     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the Master Funds each year, even though the Master Funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Master Funds that must be distributed to shareholders in order to maintain the qualification of the Master Funds as regulated investment companies and to avoid federal income taxation at the level of the Master Funds.
     In addition, some of the bonds may be purchased by the Master Funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a Master Fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a Master Fund has paid a premium over the face amount of a bond, the Master Fund has the option of either amortizing the premium until bond maturity and reducing the Master Fund’s basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond’s basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held for one year or less is treated as a short-term capital gain.
     Dividend and interest income received by the Master Funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
     Capital Gains and Distributions. The Master Funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Master Funds.
     See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.
PORTFOLIO TURNOVER
     MASTER FUNDS AND PORTFOLIOS
     Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated

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by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.
SHARES OF THE TRUST
DESCRIPTION OF SHARES AND VOTING RIGHTS
     The Trust consists of 35 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The four Portfolios currently offer only Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the recordholders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.
     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.
     If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.
     The Class 3 shares of a given Portfolio are identical in all respects with the other two classes of the Trust, except that (i) Class 3 shares may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees; and (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted.
     You have an interest only in the assets of the Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 3 shareholders. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
     As of March 31, 2011. SAAL and FSA owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. Shares of the Trust are owned through the life companies’ separate accounts. The ownership of the Trust’s shares are as follows:

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	SunAmerica	First SunAmerica
	Annuity and Life	Life Insurance
	Assurance Company	Company
American Funds Growth SAST Portfolio	96.00%	4.00%
American Funds Global Growth SAST Portfolio	96.07%	3.93%
American Funds Growth-Income SAST Portfolio	95.50%	4.50%
American Funds Asset Allocation SAST Portfolio	97.04%	2.96%
SHAREHOLDER INQUIRIES
     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.
PRICE OF SHARES
     PORTFOLIOS
     Class 3 shares of the Trust are currently offered only to the separate accounts of the Affiliated Life Insurance Companies (“Variable Separate Accounts”). The Trust is open for business on any day the New York Stock Exchange (the “NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV per share of Class 3 of a Portfolio is calculated by taking the NAV of a Portfolio’s corresponding Master Fund, and multiplying it by the number of shares held of the corresponding Master Fund, adding the value of the other assets held by such Portfolio, subtracting the Portfolio’s liabilities attributable to the Portfolio, and dividing by the number of shares of Class 3 that are outstanding. The NAV of Class 3 shares of a Portfolio will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio’s securities that the NAV of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio’s shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
     Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund’s portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
     The Trust will not compute net asset value for the Portfolios on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days when the NYSE is closed.
     Each Portfolio reserves the right to not determine net asset value when: (i) a Portfolio has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Portfolio’s portfolio do not affect that Portfolio’s net asset value.
     THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.
     The policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

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     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
     As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
     Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
     Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.
     Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SAAMCo or a subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations from an approved outside pricing service or market makers. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
     MASTER FUNDS

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     Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Series or its designee. Orders received by the Series or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.
     The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund’s share price would still be determined as of 4:00 p.m. New York time. The Exchange is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of a fund has a separately calculated net asset value (and share price).
     All portfolio securities of funds managed by Capital Research (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. Each fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.
     Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from one or more independent pricing vendors, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available or at prices for securities of comparable maturity, quality and type. The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, electronic data processing techniques and an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value.
     Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.
     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.
     Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each fund’s shares into U.S. dollars at the prevailing market rates.
     Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the Series’ board. Subject to board oversight, the Series’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the Series’ investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.
     The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the valuation committee based upon what a fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the “fair value” to be assigned to a particular security such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange

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rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).
     Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.
     Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.
EXECUTION OF PORTFOLIO TRANSACTIONS
     PORTFOLIOS
     Since the Portfolios invest their assets in the Master Funds, SAAMCo does not currently execute portfolio transactions on behalf of the Portfolios; however, if SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, SAAMCo or such subadviser would execute portfolio transactions for the Portfolio pursuant to the following policies and procedures.
     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered a factor in the selection of a broker to effect transactions in Portfolio securities.
     A factor in the selection of brokers is the receipt of research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by SAAMCo or the subadvisers.
     SAAMCo or the subadvisers may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom SAAMCo or the subadvisers place the Trust’s portfolio transactions, SAAMCo or the subadvisers may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by SAAMCo or the subadvisers in connection with the Trust and could be useful and of value to SAAMCo or the subadvisers in serving other clients as well as the Trust. Research services obtained by SAAMCo or the subadvisers, as a result of the placement of portfolio brokerage of other clients, could also be useful and of value in serving the Trust.
     In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of

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compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     Subject to the above considerations, SAAMCo or the subadvisers may use broker-dealer affiliates of SAAMCo or the subadvisers, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.
     Commission Recapture Program. Since the Portfolios invest their assets in the Master Funds, SAAMCo does not currently provide portfolio management services on behalf of the Portfolios; however, if SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Board has determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to.
     MASTER FUNDS
     The Master Funds investment adviser places orders with broker-dealers for the Series’ portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
     In selecting broker-dealers, the Master Funds investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the Series’ portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The Master Funds investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The Master Funds investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The Series does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

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     The Master Funds investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The Master Funds investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the Series and other funds and accounts that it advises; however, not all such services will necessarily benefit the Series.
     The Master Funds investment adviser may pay commissions in excess of what other broker-dealers might have charged — including on an execution-only basis — for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the Master Funds investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the Series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.
     In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the Series incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.
     The Master Fund investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.
     When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute

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them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the Series and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.
     The Master Funds investment adviser may place orders for the Series’ portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the Series’ portfolio transactions.
     Brokerage commissions and explicit concessions paid on portfolio transactions for the fiscal years ended December 31, 2010, 2009 and 2008 were:

	2010	2009	2008
Master Growth Fund	$12,414,000	$13,528,000	$12,525,000
Master Global Growth Fund	2,946,000	4,054,000	5,006,000
Master Growth-Income Fund	9,443,000	9,541,000	13,650,000
Master Asset Allocation Fund	3,836,000	4,113,000	4,896,000
     With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs, which may be reflected in the spread between the bid and asked price. The volume of commissionable trading activity by Master Global Growth Fund, Master Growth Fund and Master Asset Allocation Fund increased during the Series’ 2010 fiscal year decreased from 2009, resulting in a decrease in brokerage commissions paid on portfolio transactions.
     The Series is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series’ portfolio transactions during the Series’ most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series’ most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series’ most recent fiscal year.
     At the end of the Series’ most recent fiscal year, the Series’ regular broker-dealers included Citigroup Global Markets Inc., a subsidiary of Citigroup, Inc., Credit Suisse Group AG, Goldman Sachs & Co., a subsidiary of Goldman Sachs Group, Inc., Morgan Stanley & Co., Incorporated, a subsidiary of Morgan Stanley, and UBS Financial Services, a subsidiary of UBS AG. As of the Series’ fiscal year-end, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

	AFFILIATED COMPANY OF
	REGULAR BROKER-DEALER	TYPE OF SECURITY	AMOUNT
Master Growth Fund	Citigroup Inc.	equity	$206,441,000
	Goldman Sachs Group, Inc.	equity	$563,336,000
	Morgan Stanley	equity	$81,630,000

Master Global Growth Fund	UBS AG	equity	$68,459,000
	Citigroup Inc.	equity	$9,460,000
	Goldman Sachs Group, Inc.	equity	$23,542,000

Master Growth-Income Fund	Citigroup Inc.	equity	$217,080,000
	Credit Suisse Group AG	equity	$63,253,000
	UBS AG	equity	$22,059,000

Master Asset Allocation Fund	Citigroup Inc.	equity	$3,629,000
	Citigroup Inc.	debt	$8,648,000
	Goldman Sachs Group, Inc.	equity	$159,752,000
	Goldman Sachs Group, Inc.	debt	$2,958,000
	Morgan Stanley	debt	$4,345,000
	UBS AG	debt	$8,398,000

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FINANCIAL STATEMENTS
     PORTFOLIOS
     The Trust’s audited financial statements with respect to the Portfolios for the fiscal year ended December 31, 2010 are incorporated into this SAI by reference to its 2010 annual report to shareholders. You may obtain a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.
     MASTER FUNDS
     The audited financial statements of the Master Funds for the fiscal year ended December 31, 2010 are set forth in the Master Funds’ annual reports to shareholders. Copies of the reports are available on the EDGAR Database on the SEC’s web-site at http://www.sec.gov and copies of the information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
GENERAL INFORMATION
CUSTODIAN
     PORTFOLIOS
     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
     MASTER FUNDS
     Securities and cash owned by all Master Funds, including proceeds from the sale of shares of the Master Funds and of securities in the Master Funds’ portfolios, are held by State Street, One Lincoln Street, Boston, MA 02111, as custodian. Non-U.S. securities may be held by State Street in non-U.S. banks or securities depositories or foreign branches of U.S. banks.
TRANSFER AGENT
     PORTFOLIOS
     State Street, 225 Franklin Street, Boston, Massachusetts 02110, also serves as the Trust’s transfer agent and dividend paying agent.

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     MASTER FUNDS
     American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company’s separate account, processes purchases and redemptions of the funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $1,000 for Class 1 shares, $3,000 for Class 2 shares and $39 for Class 3 shares for the 2010 fiscal year.
LEGAL COUNSEL
     PORTFOLIOS
     The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.
     MASTER FUNDS
     Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as counsel for the Master Funds and for trustees who are not interested persons (as defined by the 1940 Act) of the Master Funds. A determination with respect to the independence of the Master Funds’ “independent legal counsel” will be made at least annually by the independent trustees of the Master Funds, as prescribed by the 1940 Act and the related rules.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PORTFOLIOS
     PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678, is the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.
     MASTER FUNDS
     PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Master Funds’ independent registered public accounting firm providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
PORTFOLIOS
     The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios’ various service providers. However, under the master-feeder structure, each Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
     The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties, which are not employed by SAAMCo or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are

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met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
     The Trust will make the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within 60 days of the end of the Trust’s fiscal quarter.
     In addition, the Trust generally will make publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
     Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SAAMCo and the Trust. The Trust’s Chief Compliance Officer and/or SAAMCo’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.
     The Trust’s executive officers and SAAMCo’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
     At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.
PricewaterhouseCoopers, LLP. PricewaterhouseCoopers, LLP is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PricewaterhouseCoopers, LLP does not disclose to third parties information regarding the Portfolios’ holdings.
State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
Lipper Inc. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis; this information is disclosed approximately 15 days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately 60 days after the receipt of information from the Portfolio.
Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately 30 days after each month end. Morningstar analyzes the

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information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between 15 to 30 days after its receipt of such information.
S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately 60 days after the receipt of information from the Portfolio.
Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one to 14 days of its receipt.
Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately 30 days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a few days of its receipt.
FactSet Research Systems, Inc. provides analytical services for the portfolios and receives portfolio holdings information on a daily basis.
Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between 30 and 60 days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
Diligent Board Member Services, Inc. (“Diligent”). Diligent hosts online board meeting materials for the Board of Trustees.
Investment Company Institute (“ICI”). Accounting provides ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately 15 days after the quarter end. ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
Zeno Consulting Group (formerly, Plexus Group)(“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately 15 days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Zeno includes a confidentiality clause.
RiskMetrics Group (“RiskMetrics”), formerly Institutional Shareholders Service . RiskMetrics downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo’s contract with RiskMetrics includes a confidentiality clause.

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     MASTER FUNDS
     The Master Funds’ investment adviser, Capital Research, on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. These policies and procedures have been reviewed by the Master Funds Board and compliance will be periodically assessed by the Master Funds Board in connection with reporting from the Master Funds’ Chief Compliance Officer of any deviations from, or changes to, these policies and procedures.
     Under these policies and procedures, the Master Funds’ complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Master Funds’ website no earlier than the tenth day after such calendar quarter. In addition, the Master Funds’ list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the Master Funds’ website no earlier than the tenth day after such month. Currently, this information is being provided to Lipper, Inc., Morningstar, Standard & Poor’s Fund Services, Overlap, Value Line, Bloomberg, Vickers Stock Research, Thomson Financial Research, Russell/Mellon Analytical Services and RBC Dain Rauscher. The Master Funds’ custodian, outside counsel and auditor, each of which require such information for legitimate business and fund oversight purposes, may receive such information earlier.
     Affiliated persons of the Master Funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Master Funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the Master Funds website to persons not affiliated with the Master Funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the Master Funds’ website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the Master Funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.
     The authority to disclose a Master Fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the Master Fund’s investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the Master Fund’s portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Master Fund service providers for legitimate business and Master Fund oversight purposes) until such holdings have been made public on the Master Funds website, helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.
PROXY VOTING POLICIES AND PROCEDURES
     The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and SAAMCo (i.e., representatives from the investments, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. The material terms of the Trust’s proxy voting policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
     The Trust has retained a proxy voting service, RiskMetrics, to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes. Except as otherwise described below regarding case-by-case voting matters, SAAMCo has discretion

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concerning proxy voting decisions.
     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.
     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SAAMCo and/or the subadviser of a portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the trust’s shareholders.
     Examples of the Trust’s positions on voting matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock or preferred stock;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question(1);

•	Not vote proxies for passively managed portfolios(2); and

•	Vote on a case-by-case basis on equity compensation plans.
     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes are generally effected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.
     However, if a situation arises where a vote presents a conflict between the interests of a Trust’s shareholders and the interests of SAAMCo, the Trust’s, or one of SAAMCo’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an “interested” person, as the term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.
     Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain record of voting decisions for each vote cast on behalf of the Portfolios for each one-year period ending on June 30th. The proxy voting record is also available on the SEC’s website at http://www.sec.gov.

(1)	In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio’s shareholders.

(2)	The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.

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     MASTER FUNDS
     Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research, the Master Funds’ investment adviser. Capital Research’s proxy voting procedures and guidelines are summarized below.
     The Master Funds and its investment adviser have adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the Master Funds, other funds in the Series, other American Funds and Endowments. The complete text of the Principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the investment adviser under authority delegated by those funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the Master Funds’ board monitors the proxy voting process and provides guidance with respect to the Principles.
     The Series and its investment adviser have adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds, other American Funds and Endowments. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the Series) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.
     All U.S. proxies are voted. Proxies of companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual’s knowledge of the Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.
     The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.
     Information regarding how the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov. The following summary sets forth the general positions of the Series, other American Funds, Endowments, the Master Funds and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Master Funds website.
Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.
Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections

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more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.
Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting are typically not supported.
Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.
Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.
SHAREHOLDER AND TRUSTEE RESPONSIBILITY
     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
     Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.
REGISTRATION STATEMENT
     A registration statement has been filed with the SEC under the Securities Act, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
     A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
     The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE

AAA-	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA-	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB- Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
SPECULATIVE GRADE
     Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B-	Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC-	Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C-	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D-	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS

Aaa-	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A-	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
STATE AND MUNICIPAL NOTES
     Excerpts from Moody’s Investors Service, Inc.’s description of state and municipal note ratings:

MIG-1—	Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

MIG-2—	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3—	Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.
FITCH RATINGS BOND RATINGS
     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA-	Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA-	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A-	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB-	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB-	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B-	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signals imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.
STANDARD & POOR’S NOTE RATINGS
     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
     The following criteria will be used in making the assessment:
1.	Amortization schedule — the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment — the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS
     Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
     Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.
     Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the prime rating categories.
MOODY’S NOTE RATINGS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

PART C
OTHER INFORMATION
Item 28. Exhibits.

(a)	(i)	Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

	(ii)	Amendment to Declaration of Trust dated September 16, 1992 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No 811-7238) filed on February 29, 1996.

	(iii)	Amendment to Declaration of Trust dated September 29, 1992. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(iv)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

	(v)	Establishment and Designation of Shares of Beneficial Interest dated June 1, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vi)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated June 3, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vii)	Establishment and Designation of Shares of Beneficial Interest dated April 7, 1997. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(viii)	Establishment and Designation of Shares of Beneficial Interest dated February 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ix)	Establishment and Designation of Shares of Beneficial Interest dated September 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(x)	Establishment and Designation of Shares of Beneficial Interest dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xi)	Establishment and Designation of Shares of Beneficial Interest dated April 10, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xii)	Establishment and Designation of Shares of Beneficial Interest dated July 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiii)	Establishment and Designation of Shares of Beneficial Interest dated December 29, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xiv)	Establishment and Designation of Shares of Beneficial Interest dated July 9, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xv)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xvi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xvii)	Establishment and Designation of Classes effective September 30, 2002. Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement of Form N-1A (File No. 811-7238) filed February 4, 2003.

	(xviii)	Amendment to Establishment and Designation of Series dated May 1, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xix)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated December 15, 2003. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xx)	Amended and Restated Establishment and Designation of Series and Classes of Shares dated May 26, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 15, 2005.

	(xxi)	Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated June 1, 2006. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xxii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated December 13, 2006. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xxiii)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2007. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xxiv)	Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2008. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(b)	(i)	Amended and Restated By-Laws dated June 15, 2004. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

	(ii)	Amendment to the By-Laws dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(iii)	Amendment 2 to the By-Laws dated January 21, 2010. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SAAMCo”) dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(ii)	Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iii)	Amendment to Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Alliance Capital Management L.P. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(v)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and AllianceBernstein L.P. dated October 3, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(vi)	Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated April 5, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(vii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Banc of America Capital Management, Inc. dated February 14, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

	(viii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(ix)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and BofA Advisors LLC (formerly, Columbia Management Advisors, LLC and Banc of America Capital Management, LLC) dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(x)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xi)	Subadvisory Agreement between SAAMCo and Columbia Management Investment Advisers, LLC (formerly, RiverSource Investment, LLC) dated May 1, 2010.*

(xii)	Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P dated February 23, 2001. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.

(xiii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, L.P. dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xiv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Davis Selected Advisers, LP dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xv)	Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xvi)	Amendment to Subadvisory Agreement between SAAMCo and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xvii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xviii)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Federated Investment Management Company dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xix)	Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated August 28, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xx)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxi)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Franklin Advisory Services, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxii)	Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxiii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated January 19, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxiv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management International dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxv)	Subadvisory Agreement between SAAMCo and Invesco Advisers, Inc. dated June 1, 2010.*

(xxvi)	Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xxvii)	Amendment to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xxviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxix)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxx)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 15, 2010.*

(xxxi)	Subadvisory Agreement between SAAMCo and Marsico Capital Management, LLC dated December 14, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxii)	Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to Registrant’s Form N-14 filed on August 21, 2003.

(xxxiii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated May 1, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxxiv)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxv)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Massachusetts Financial Services Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(xxxvi)	Subadvisory Agreement between SAAMCo and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxxvii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(xxxviii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xxxix)	Amendment No. 3 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(xl)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and Morgan Stanley Investment Management Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xli)	Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xlii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and OppenheimerFunds, Inc. dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xliii)	Subadvisory Agreement between SAAMCo and Pacific Investment Management Company LLC (“PIMCO”) dated May 1, 2008. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xliv)	Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC dated March 29, 2010. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

(xlv)	Subadvisory Agreement between SAAMCo and Putnam Investment Management, LLC dated August 3, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xlvi)	Amendment No 1 to Subadvisory Agreement between SAAMCo and Putnam Investment Management, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xlvii)	Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(xlviii)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xlix)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Templeton Investment Counsel, LLC dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(l)	Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(li)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(lii)	Amendment No. 2 to Subadvisory Agreement between SAAMCo and Wells Capital Management Incorporated dated July 20, 2009. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2010

	(liii)	Master-Feeder Addendum to Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(liv)	Master-Feeder Advisory Fee Waiver Agreement. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(e)		Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc dated May 21, 2002. Incorporated herein by reference to Registrant’s Form N-14 filed August 21, 2003.

(f)		Inapplicable.

(g)	(i)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

	(ii)	Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2006.

(h)	(i)	Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ii)	Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

(iii)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

(iv)	Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(v)	Form of Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(vi)	Form of Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(vii)	Fund Participation Agreement (Master-Feeder). Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(viii)	Form of Fund Participation Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.*

(ix)	Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust.*

(x)	Form of Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.*

(xi)	Form of Shareholder Services Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust.*

(xii)	Indemnification Agreement between Registrant and Garrett F. Bouton. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xiii)	Indemnification Agreement between Registrant and Carl D. Covitz. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xiv)	Indemnification Agreement between Registrant and Jane Jelenko. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

(xv)	Indemnification Agreement between Registrant and Allan L. Sher. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xvi)	Indemnification Agreement between Registrant and Gilbert T. Ray. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

	(xvii)	Indemnification Agreement between Registrant and Bruce G. Willison. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(i)		Opinion and Consent of Counsel.*

(j)	(i)	Consent of PricewaterhouseCoopers LLP.*

	(ii)	Consent of Willkie Farr & Gallagher.*

(k)		Inapplicable.

(l)		Inapplicable.

(m)	(i)	Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

	(ii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

	(iii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated October 2, 2007. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(n)		Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on August 1, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics of SunAmerica Asset Management Corp. dated effective August 11, 2010.*

	(ii)	Code of Ethics of AllianceBernstein, LP. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(iii)	Code of Ethics of BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC). Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(iv)	Code of Ethics of Columbia Management Investment Advisers, LLC.*

	(v)	Code of Ethics of Davis Selected Advisers, L.P. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(vi)	Code of Ethics of Federated Investors, Inc. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(vii)	Code of Ethics of Franklin-Templeton Investments. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(viii)	Code of Ethics of Goldman Sachs Asset Management International. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(ix)	Code of Ethics of Invesco Advisers, Inc.*

	(x)	Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xi)	Code of Ethics of Marsico Capital Management, LLC. Incorporated herein by reference to Post- Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(xii)	Code of Ethics of Massachusetts Financial Services Company. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xiii)	Code of Ethics of Morgan Stanley Investment Management. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xiv)	Code of Ethics of OppenheimerFunds, Inc. Incorporated by Reference to Post-Effective Amendment No 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

	(xv)	Code of Ethics of Pacific Investment Management Company. Incorporated by Reference to Post-Effective Amendment No 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2010.

	(xvi)	Code of Ethics of PineBridge Investments, LLC.*

	(xvii)	Code of Ethics of Putnam Investment Management, Inc. Incorporated by Reference to Post-Effective Amendment No 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xviii)	Code of Ethics of Well Capital Management Incorporated. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xix)	Code of the Ethics of American Funds.*

	(xx)	Code of the Ethics of The Capital Group Companies, Inc.*

(q)		Power of Attorney. Incorporated by Reference to Post-Effective Amendment No 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

*	Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
          No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of SunAmerica Annuity and Life Assurance Company, First

SunAmerica Life Insurance Company, American General Life Insurance Company of Delaware, American General Life Insurance Company and The United States Life Insurance Company in the City of New York (File No. 811-7238/33-52742).
Item 30. Indemnification.
     Article VI of the Registrant’s By-Laws relating to the indemnification of officers and trustees is quoted below: ARTICLE VI INDEMNIFICATION The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:
     (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person” conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person’s conduct was unlawful.
     (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys’ fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person’s duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
     (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).
     (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.
     (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board. (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.
     (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.
     (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission (the “SEC”).
     The Investment Advisory and Management Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Trust or to any shareholder o the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Investment Adviser. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.
     Pursuant to an Indemnification Agreement between each Independent Trustee and the Trust, whereby the Trust has agreed to indemnify such Trustee against liabilities and expenses that may be incurred by such Trustee in connection with any claims, suits or proceedings arising as a results of the Trustee’s service.
Item 31. Business and Other Connections of the Investment Adviser.
     SunAmerica Asset Management Corp. (“SAAMCo”), the Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.
     AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), BofA Advisers, LLC (formerly, Columbia Management Advisers, LLC, and Bank of America Capital Management, LLC.), Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), Davis Selected Advisers, L.P, Federated Investment Management Company, Franklin Advisory Services, LLC, Goldman Sachs Asset Management International, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PineBridge Investments, LLC, Putnam Investment Management, LLC, Templeton Investment Counsel, LLC, Wells Capital Management Incorporated, and

the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.

File No.
SunAmerica Asset Management Corp.	801-19813
AllianceBernstein L.P.	801-56720
BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC)	801-50372
Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC)	801-25943
Davis Selected Advisers, L.P.	801-31648
FAF Advisors, Inc.	801-60125
Federated Investment Management Company	801-34612
Franklin Advisory Services, LLC	801-51967
Goldman Sachs Asset Management International	801-38157
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company LLC	801-48187
PineBridge Investment, LLC	801-18759
Putnam Investment Management, LLC	801-7974
Templeton Investment Counsel, LLC	801-15125
Wells Capital Management Incorporated	801-21122
Item 32. Principal Underwriters.
     SunAmerica Capital Services, Inc. serves as Principal Underwriter for the Trust.
Item 33. Location of Accounts and Records.
     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
     SunAmerica Asset Management Corp. is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311 and at America Tower, 2929 Allen Parkway, Houston, 77019.
     AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.
     BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) is located at the 100 Federal Street, Boston, Massachusetts 02110.
     Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) is located at 225 Franklin Street, Boston, Massachusetts 02110.
     Davis Selected Advisers, L.P. is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85756.
     Federated Investment Management Company is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.
     Franklin Advisory Services, LLC is located at One Parker Plaza, Fort Lee, New Jersey, 07024.

     Goldman Sachs Asset Management International is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England.
     Invesco Advisers, Inc. is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309
     J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
     Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1600 Denver, Colorado, 80202.
     Massachusetts Financial Services Company is located at 500 Boylson Street, Boston, Massachusetts, 02116.
     Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York, 10036.
     OppenheimerFunds, Inc. is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281-1008.
     Pacific Investment Management Company LLC is located at 840 Newport Center Drive, Newport Beach, CA 92660.
     PineBridge Investment, LLC is located at 399 Park Avenue, New York, New York 10022.
     Putnam Investment Management, LLC., is located at One Post Office Square, Boston, Massachusetts, 02109.
     Templeton Investment Counsel, LLC is located at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, 33394.
     Wells Capital Management Incorporated is located at 525 Market Street, San Francisco, California 94105.
     Each of the Investment Adviser and Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
Item 34. Management Services.
     Inapplicable.
Item 35. Undertakings.
     Inapplicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 49 to the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 49 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey, on the 21st day of April, 2011.

SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ JOHN T. GENOY John T. Genoy	President (Principal Executive Officer)	April 21, 2011

/s/ DONNA M. HANDEL Donna M. Handel	Vice President, Treasurer and Controller (Principal Financial and Accounting Officer)	April 21, 2011

* Garrett F. Bouton	Trustee	April 21, 2011

* Carl D. Covitz	Trustee	April 21, 2011

* Jana W. Greer	Trustee	April 21, 2011

* Jane Jelenko	Trustee	April 21, 2011

* Allan L. Sher	Trustee	April 21, 2011

* Gilbert T. Ray	Trustee	April 21, 2011

* Bruce G. Willison	Trustee	April 21, 2011

*By:	/s/ Nori L. Gabert	April 21, 2011
Nori L. Gabert
Attorney-in-Fact

EXHIBIT LIST

EXHIBIT 28	ITEM

(d)(xi)	Subadvisory Agreement between SAAMCo and Columbia Management Investment Advisers, LLC dated May 1, 2010

(d)(xxv)	Subadvisory Agreement between SAAMCo and Invesco Advisers, Inc. dated June 1, 2010.

(d)(xxx)	Amendment No. 4 to Subadvisory Agreement between SAAMCo and J.P. Morgan Investment Management Inc. dated November 15, 2010.

(h)(viii)	Form of Fund Participation Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.

(h)(ix)	Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust.

(h)(x)	Form of Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and SunAmerica Series Trust.

(h)(xi)	Form of Shareholder Services Agreement between First SunAmerica Life Insurance Company and SunAmerica Series Trust.

(i)	Opinion and Consent of Counsel.

(j)(i)	Consent of PricewaterhouseCoopers LLP

(j)(ii)	Consent of Willkie Farr & Gallagher

(p)(i)	Code of Ethics of SAAMCo

(p)(iv)	Code of Ethics of Columbia Management Investment Advisers, LLC.

(p)(ix)	Code of Ethics of Invesco Advisers, Inc.

(p)(xvi)	Code of Ethics of PineBridge Investments, LLC.

(p)(xix)	Code of the Ethics of American Funds.

(p)(xx)	Code of the Ethics of The Capital Group Companies, Inc.